                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                    CLASS A
                               ---------------

     Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Fund"). The investment objective of the Fund is described in its Prospectus under the section entitled "How the Funds Work -- Investment Objectives and Policies."

          This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                               ---------------

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . . . . . . .  4
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . .  18
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. The Fund is subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock":

     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Fund may issue multiple Classes of shares in accordance with applicable laws, rules, regulations or orders;

     (9) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

     (10) purchase securities of any issuer (except U.S. Government Obligations) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; or

     (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

     Non-Fundamental Investment Policies. The Fund is subject to the following non-fundamental policies; that is, they may be changed by a majority vote of the Board of Directors without shareholder approval:

     The Fund may not:

     (1) (a) purchase or retain securities of any issuer if the officers or Directors of the Company or of the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

          (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

     (2) The Fund reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Pass-Through Obligations. The Fund may invest in pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Loans of Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on the Fund's portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                                   MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                               Principal Occupations
Name, Age and Address                      Position                            During Past 5 Years
---------------------                      --------                            -------------------
Jack S. Euphrat, 74                        Director                            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                        Director,                           Senior Vice President
                                           Chairman and                        of Stephens; Manager
                                           President                           of Financial Services
                                                                               Group; President of
                                                                               Stephens
                                                                               Insurance Services
                                                                               Inc.; Senior Vice
                                                                               President of Stephens
                                                                               Sports Management
                                                                               Inc.; and President of
                                                                               Investor Brokerage
                                                                               Insurance Inc.

Thomas S. Goho, 54                         Director                            T.B. Rose Faculty
321 Beechcliff Court                                                           Fellow-Business,
Winston-Salem, NC  27104                                                       Wake Forest University
                                                                               Calloway School, of
                                                                               Business and
                                                                               Accountancy; Associate
                                                                               Professor of Finance of the
                                                                               School of Business and
                                                                               Accounting at Wake Forest
                                                                               University since 1983.

Joseph N. Hankin, 55                       Director                            President, Westchester
75 Grasslands Road                                                             Community College since
Valhalla, N.Y. 10595                                                           1971; President of Hartford
(appointed as of September 6, 1996)                                            Junior College from 1967 to
                                                                               1971; Adjunct Professor of
                                                                               Columbia University
                                                                               Teachers College since
                                                                               1976.

*W. Rodney Hughes, 70                      Director                            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                        Director                            Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                       Director                            Private Investor; Real Estate
10 Legrae Street                                                               Developer; Chairman
Charleston, SC 29401                                                           of Renaissance
                                                                               Properties Ltd.;
                                                                               President of  Morse
                                                                               Investment
                                                                               Corporation; and Co-
                                                                               Managing Partner of
                                                                               Main Street Ventures.

Richard H. Blank, Jr., 40                  Chief                               Associate of
                                           Operating                           Financial Services
                                           Officer,                            Group of Stephens;
                                           Secretary and                       Director of Stephens
                                           Treasurer                           Sports Management
                                                                               Inc.; and Director of
                                                                               Capo Inc.

                               COMPENSATION TABLE

                                              Year Ended                            Period Ended
                                              ----------                            ------------
                                           December 31, 1995                     September 30, 1996
                                          ------------------                     ------------------
                                                         Total             Aggregate           Total
                                    Aggregate         Compensation        Compensation    Compensation from
                                  Compensation      from Registrant         from             Registrant
         Name and Position       from Registrant    and Fund Complex      Registrant      and Fund Complex
         -----------------       ---------------    ----------------      ------------    -------------------
          Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
              Director

          *R. Greg Feltus              $-0-               $-0-                $-0-                $-0-
              Director

           Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
              Director

          Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
              Director

           *Zoe Ann Hines              $-0-               $-0-                $-0-                $-0-
              Director
          (resigned as of
         September 6, 1996)

         *W. Rodney Hughes            $9,438            $37,000              $8,250              $24,750
              Director

          Robert M. Joses             $9,938            $39,000              $9,750              $29,250
              Director

          *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
              Director



     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund

Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each
fund complex.     As of the date of this SAI, Directors and Officers of the
Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

     Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the portfolio of the Fund.

     The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                      Dec. 31, 1993              Dec. 31, 1994              Dec. 31, 1995               Sept. 30, 1996
                      -------------              -------------              -------------               --------------
                    Fees         Fees          Fees         Fees          Fees         Fees           Fees           Fees
                    Paid        Waived         Paid        Waived         Paid        Waived          Paid          Waived
                    ----        ------         ----        ------         ----        ------          ----          ------
                    $ 0         $3,704         $ 0         $58,270      $56,387       $60,241       $213,467          $0


     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The

Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

      For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid the following dollar amounts of administrative fees to Stephens who, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets:

                      Dec. 31, 1993              Dec. 31, 1994              Dec. 31, 1995              Sept. 30, 1996
                      -------------              -------------              -------------              --------------
                           $3,522                   $3,522                     $6,998                     $12,808

      SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

      SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The Fund did not pay any shareholder servicing fees to Wells Fargo Bank for the fiscal year ended December 31, 1995 but paid $15,851 (after waivers) in such fees to Wells Fargo Bank for the period ended September 30, 1996.


      CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from the Fund. For its services as transfer and dividend disbursing agent for the Fund's Class A shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets for Class A shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.


      For the year ended December 31, 1995 and the period ended September 30, 1996, the Fund paid no custodial or transfer and dividend disbursing agency fees to Wells Fargo Bank.

      UNDERWRITING COMMISSIONS. For the fiscal years ended December 31, 1993 and 1994, the Funds' distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Fund shares. For the fiscal years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Fund shares.

      For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

      For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,538,027 and $136,047, respectively, of such commissions.

                               DISTRIBUTION PLAN

      As indicated in the Prospectus, the Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Class A shares. The Plan was adopted by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and approved by the initial shareholder of the Fund.

      Under the Plan, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders by paying on an annual basis up to 0.05% of the Fund's average daily net assets attributable to Class A shares. The Plan provides only for reimbursement of actual expenses. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

      The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreements related to the Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

      The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

      For the periods indicated below, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan for Class A shares.



                                                                      Printing &
                                                                        Mailing           Marketing        Compensation to
                                                      Total           Prospectus          Brochures          Underwriters
                                                      -----           ----------          ---------          ------------
                  Year Ended
              December 31, 1995                       $7,200            $6,422              $778                 N/A

                Period Ended
             September 30, 1996                         $-0-              $-0-              $-0-                 N/A


      For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Fund's Plans.

                            PERFORMANCE CALCULATIONS

      As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, if the Fund assesses a sales charge, at times, it also may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

                      Average Annual Total Return for the Applicable Period Ended September 30, 1996
                      ------------------------------------------------------------------------------

                       Inception1              Inception               One Year              One Year
                          With                     No                    With                   No
      Class           Sales Charge2           Sales Charge           Sales Charge          Sales Charge
      -----           ------------            ------------           ------------          ------------
        A                 3.22%                  4.31%                  1.44%                 4.54%

1   The Fund commenced operations on October 27, 1993.

2 For all periods ended September 3, 1996, the term "Sales Charge" for Class A shares means a front-end sales load of 3.00%.

      The Fund may advertise the cumulative total return of its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period.
Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

      In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


      Cumulative Total Return for the Applicable Period Ended September 30, 1996
      --------------------------------------------------------------------------
                                Inception(1)                              Inception
                                   With                                       No
   Class                      Sales Charge(2)                            Sales Charge
   ------                     ------------                               ------------
     A                            9.70%                                     13.10%



(1)   The Fund commenced operations on October 27, 1993.



(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 3.00%.


      As indicated in the Prospectus, the Fund may advertise certain yield information. As and to the extent required by the SEC, yield will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

                                       Yield Calculations for the Applicable Period Ended September 30, 1996(1)
                                        ---------------------------------------------------------------------
                                                    Thirty Day Yield             Thirty-Day Tax-Equivalent Yield(2)
                                                    ----------------             -------------------------------

                                             After Wavier     Before Waiver       After Waiver          Before Waiver
                                             ------------     -------------       ------------          -------------
                     Class A                    5.66%             5.31%              10.53%                 9.88%

---------------
1  "After Waiver" figures reflect any reimbursed expenses throughout the period.

2  Based on a federal income tax rate of 28.00%.

      The yield for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

      In addition, investors should recognize that changes in the net asset values of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

      The Company also may disclose in sales literature, information and statements the distribution rate on the shares of each class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

      From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote performance or price-earning ratios for the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Fund's performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

      In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

      From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

      The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or current or potential value with respect to the particular industry or sector.

      The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

      The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

      From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


      The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management (""WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

      The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

      Net asset value per share for the Fund is determined by the Custodian of the Fund on each day the NYSE is open for trading.

      Securities of the Fund for which market quotations are available are valued at latest prices. Securities of the Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations
are based on latest quoted bid prices.   Money market instruments maturing in
60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

      Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

      Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

      The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

      In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

      The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

      Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

      Wells Fargo Bank, as the investment adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

      Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund did not pay any brokerage commissions.

      Securities of Regular Broker/Dealers. On the indicated dates, the Fund owned securities of its "regular brokers or dealers," or their parents, as defined in the 1940 Act, as follows:

                                                               Regular Broker/Dealer                 Amount
                                                               ---------------------                 ------
                            September 30, 1996                  Goldman Sachs & Co.                $2,170,000

                            December 31, 1995                   Goldman Sachs & Co.                $1,119,000


      Portfolio Turnover. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate for the Fund generally is not expected to exceed 100%. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

      Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

      In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus generally describe the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

      The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

      A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

      Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

      Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

      Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

      Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

      If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

      Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. However, each Fund has elected to recognize accrued market discount annually, so that the entire gain on the disposition of such instruments, if any, will be capital in nature. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

      Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

      Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

      Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

      The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

      The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

      Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

      The Fund offers two classes of shares: Class A shares and Institutional Class shares. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund affected. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

      The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

      Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.

      Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997
                       ----------------------------------

                                              NAME AND             CLASS; TYPE        PERCENTAGE        PERCENTAGE
                          FUND                 ADDRESS             OF OWNERSHIP        OF CLASS          OF FUND
                          ----                --------             ------------       ---------         ----------
                   SHORT-INTERMEDIATE     Wells Fargo Bank            Class A            27.48%            9.60%
                     U.S. GOVERNMENT      P.O. Box 63015            Beneficially
                         INCOME           San Francisco, CA            Owned
                                          94163

                                          Stephens Inc.               Class A            14.06%            4.90%
                                          111 Center Street         Beneficially
                                          Little Rock, AR              Owned
                                          72201

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

      The Registration Statement, including the Prospectus for the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


      The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended
September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

      The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

      Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

      S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

      Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

      S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                            DIVERSIFIED INCOME FUND

                              CLASS A AND CLASS B

                          ----------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's investment portfolios -- the DIVERSIFIED INCOME FUND (the "Fund"). This SAI relates to Class A and Class B shares. The investment objective of the Fund is described in the Prospectus under the selection entitled "How the Fund Works -- Investment Objective and Policies."

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                          ----------------------------

                               TABLE OF CONTENTS

                      Statement of Additional Information


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .    3
Additional Permitted Investment Activities. . . . . . . . . . . . . . .    5
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Performance Calculations. . . . . . . . . . . . . . . . . . . . . . . .   15
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . .   19
Additional Purchase and Redemption Information. . . . . . . . . . . . .   19
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .   20
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Federal Income Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .   23
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Other.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . .   28
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . .   28
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund is subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock":

             (1) The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

             (2) The Fund may not purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs.

             (3) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

             (4) The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

             (5) The Fund may not make investments for the purpose of exercising control or management.

             (6) The Fund may not issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets.

             (7) The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer.

             (8) The Fund may not write, purchase or sell puts, calls or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

             (9) The Fund may not make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

             With respect to fundamental investment policy (9), the Fund does not intend to loan its portfolio securities during the coming year.

             Non-Fundamental Investment Policies. The Fund is subject to the following non-fundamental policies; that is, they may be changed by a majority vote of the Board of Directors without shareholder approval:

             (1) The Fund may invest not more than 5% of its net assets at the time of purchase in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange.

             (2) The Fund may not purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together own beneficially more than 5% of such securities.

             (3) The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

             (4) The Fund may not invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets.

             (5) The Fund may not purchase or sell real estate limited partnership interests.

             (6) The Fund will not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Privately Issued Securities (Rule 144A). The Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The investment adviser, under guidelines approved by Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

             Warrants. The Fund may invest not more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

             When-Issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. However, the Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             The Fund will segregate cash, U.S. Government obligations, and other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

             Other Investment Companies. As a shareholder in another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

             Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

             Convertible Securities (Lower Rated Securities). Subject to the limitations described in the Fund's Prospectus, the Fund may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which includes securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

             While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

             Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

             The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.


                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                  Principal Occupations
Name, Age and Address           Position          During Past 5 Years
---------------------           --------          ---------------------
Jack S. Euphrat, 74             Director          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45             Director,         Senior Vice President
                                Chairman and      of Stephens; Manager
                                President         of Financial Services
                                                  Group; President of
                                                  Stephens
                                                  Insurance Services
                                                  Inc.; Senior Vice
                                                  President of Stephens
                                                  Sports Management
                                                  Inc.; and President of
                                                  Investor Brokerage
                                                  Insurance Inc.

Thomas S. Goho, 54              Director          T.B. Rose Faculty
321 Beechcliff Court                              Fellow-Business,
Winston-Salem, NC  27104                          Wake Forest University
                                                  Calloway School, of
                                                  Business and
                                                  Accountancy; Associate
                                                  Professor of Finance
                                                  of the School of Business and
                                                  Accounting at Wake Forest
                                                  University since 1983.

Joseph N. Hankin, 55            Director          President, Westchester
75 Grasslands Road                                Community College since
Valhalla, N.Y. 10595                              1971; President of Hartford
(appointed as of September 6, 1996)               Junior College from 1967 to
                                                  1971; Adjunct Professor of
                                                  Columbia University
                                                  Teachers College since 1976.

*W. Rodney Hughes, 70           Director          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78             Director          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52            Director          Private Investor; Real Estate
10 Legrae Street                                  Developer; Chairman
Charleston, SC 29401                              of Renaissance
                                                  Properties Ltd.;
                                                  President of  Morse
                                                  Investment
                                                  Corporation; and Co-
                                                  Managing Partner of
                                                  Main Street Ventures.

Richard H. Blank, Jr., 40       Chief             Associate of
                                Operating         Financial Services
                                Officer,          Group of Stephens;
                                Secretary and     Director of Stephens
                                Treasurer         Sports Management
                                                  Inc.; and Director of
                                                  Capo Inc.

                               COMPENSATION TABLE

                                         Year Ended                        Period Ended
                                      December 31, 1995                 September 30, 1996
                              --------------------------------   --------------------------------
                                                    Total                             Total
                                Aggregate       Compensation      Aggregate        Compensation
                              Compensation     from Registrant   Compensation     from Registrant
                                  from            and Fund          from             and Fund
     Name and Position         Registrant         Complex         Registrant         Complex
     -----------------        ------------     ---------------   ------------     ---------------
      Jack S. Euphrat            $10,188           $39,750          $9,750           $29,250
         Director

      *R. Greg Feltus             $-0-             $-0-              $-0-              $-0-
         Director

       Thomas S. Goho            $10,188           $39,750          $9,750           $29,250
         Director

      Joseph N. Hankin             N/A              N/A              $-0-              $-0-
          Director

       *Zoe Ann Hines             $-0-             $-0-              $-0-              $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes            $9,438           $37,000          $8,250           $24,750
          Director

      Robert M. Joses             $9,938           $39,000          $9,750           $29,250
          Director

      *J. Tucker Morse            $8,313           $33,250          $8,250           $24,750
          Director

         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an Advisory Contract which provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

             Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, average maturities of the Fund.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

    December 31, 1993           December 31, 1994           December 31, 1995          September 30, 1996
    ------------------         -------------------         ------------------          ------------------
    Fees         Fees          Fees          Fees          Fees         Fees           Fees         Fees
    Paid        Waived         Paid         Waived         Paid        Waived          Paid        Waived
    ----        ------         ----         ------         ----        ------          ----        ------
    $ 0         $63,535      $192,033        $ 0         $312,512        $ 0         $415,025        $0


             ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid the following dollar amounts of administrative fees to Stephens who, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets:

       Dec. 31, 1993      Dec. 31, 1994      Dec. 31, 1995      Sept. 30, 1996
       -------------      -------------      -------------      --------------
           $3,810            $11,522            $18,751            $24,902


             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The dollar amount of shareholder servicing fees paid by the Fund to Wells Fargo Bank or its affiliates for the year ended December 31, 1995 and the period ended September 30, 1996 were as follows:

                                       December 31, 1995     September 30, 1996
                                       -----------------     ------------------
                                           $174,644               $249,015


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells
Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

             For the year ended December 31, 1995 and the period ended September 30, 1996, the Fund paid no custody fees to Wells Fargo Bank.


             For its services as transfer and dividend disbursing agent for the Fund's Class A and B shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets for Class A and B shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.



             For the year ended December 31, 1995 the Fund paid no transfer and dividend disbursing agency fees, and for the period ended September 30, 1996, the Fund paid $27,158 (after waivers) in transfer and dividend disbursing agency fees to Wells Fargo Bank or its affiliates.


             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of the Company's shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.


                               DISTRIBUTION PLAN

             As indicated in the Prospectus, the Fund, on behalf of each Class of shares, has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan for the shares of the Fund now designated the Class A Shares was adopted on October 22, 1992, by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and was approved by the initial shareholder of the Fund on October 21, 1992. The Plan for the Class B Shares was adopted by the Board of Directors, including a majority of Qualified Directors, on July 27, 1994.

             Under the Class A Plan, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to 0.05% of the average daily net assets attributable to Class A Shares.
The Class A Plan provides only for reimbursement of actual expenses. Under the Class B Plan the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.70% of the average daily net assets of Class B Shares. The Class B Plan provides for reimbursement of actual expenses and payment of compensation to the Distributor and Selling Agents for sales support services. In addition, the Plans contemplate that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Qualified Directors. Distribution Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Class involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Class of the Fund to which said Plan applies, and no material amendment to a Plan may be made except by the affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the year ended December 31, 1995, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plan for each Class.

                                       Printing & Mailing     Marketing         Compensation to
                           Total           Prospectus         Brochures          Underwriters
                           -----       ------------------     ---------         ---------------
             Class A      $42,250           $27,257            $14,993                N/A
             Class B      $14,987             N/A                N/A                $14,987

             For the period ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plan for each Class.

                                       Printing & Mailing     Marketing         Compensation to
                           Total           Prospectus         Brochures          Underwriters
                           -----       ------------------     ---------         ---------------
             Class A      $   -0-          $  -0-             $  -0-                  N/A
             Class B      $49,796             N/A                N/A                $49,796



             For the the year ended December 31, 1995, and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plan for each Class.

                            PERFORMANCE CALCULATIONS

             As indicated in the Prospectus, the Fund may advertise certain total return information for a Class of shares computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return of a Class of shares based on net asset value per share of such Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

Average Annual Total Return for the Applicable Period Ended September 30, 1996

---------------------------------------------------------------------------------------------------------
               Inception(1)    Inception       Three Year     Three Year       One Year         One Year
                 With              No             With            No            With              No
  Class      Sales Charge(2)  Sales Charge    Sales Charge    Sales Charge   Sales Charge    Sales Charge
---------------------------------------------------------------------------------------------------------
    A           13.24%          14.59%          12.88%          14.63%          14.02%           19.41%
    B           22.62%          23.60%             N/A             N/A          15.66%           18.65%
---------------------------------------------------------------------------------------------------------


(1) The Fund's Class A shares commenced operations November 18, 1992; Class B shares - January 2, 1995.

(2)  For all periods ended September 30, 1996, the term "Sales Charge" for
Class A shares means a front-end sales load of 4.50%.   For Class B shares the
term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the prospectus.

             The Fund may advertise the cumulative total return on its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period.
Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


  Cumulative Total Return for the Applicable Period Ended September 30, 1996

---------------------------------------------------------------------------------------------------------
                            Inception(1)           Inception            Three Year           Three Year
                               With                   No                   With                  No
         Class             Sales Charge(2)        Sales Charge          Sales Charge         Sales Charge
---------------------------------------------------------------------------------------------------------
           A                   61.92%               69.53%                43.84%               50.64%
           B                   42.89%               44.89%                 N/A                  N/A
---------------------------------------------------------------------------------------------------------

(1) The Fund's Class A shares commenced operations November 18, 1992; Class B shares - January 2, 1995.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A shares means a front-end sales load of 4.50%. For Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the prospectus.

             From time to time and only to the extent the comparison is appropriate for each Class of shares of the Fund, the Company may quote the performance or price-earning ratio of such Class in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of each Class of the Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of each Class of the Fund will be calculated by relating net asset value per share of such Class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may use the following information in advertisements and other types of literature only to the extent the information is appropriate for each Class of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

             The Company also may discuss in advertisements and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Ratings Group. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share for each Class of the Fund is determined by the custodian of the Fund on each day the NYSE is open for trading.

             Securities of the Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Prices may be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.


             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.



                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Fund are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo is responsible for Fund decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities;

and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Fund are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid the following in brokerage commissions:

      Dec. 31, 1993     Dec. 31, 1994     Dec. 31, 1995     Sept. 30, 1996
      -------------     -------------     -------------     --------------
         $68,477           $134,777          $193,078          $267,469


      As of September 30, 1996, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                         Amount                Regular Broker/Dealer
----                         ------                ---------------------
Diversified Income           $7,521,000            Goldman Sachs & Co.


             Securities of Regular Broker/Dealers. As of December 31, 1995, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                         Amount                Regular Broker/Dealer
----                         ------                ---------------------
Diversified Income           $2,373,000            Goldman Sachs & Co.


             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. The portfolio turnover rate for the Fund generally is not expected to exceed 150%. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus generally describe the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligation and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

                         The Fund is one of the funds of the Stagecoach Family
of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of two Classes of shares -- Class A Shares and Class B Shares. With respect to matters that affect one Class but not another (for example, the approval of a Plan), shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policies affects only one series and would be voted upon only by shareholders of the affected Fund and not shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such Class represented at a meeting if the holders of more than 50% of the outstanding shares of such Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class.
The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund or a particular portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                   NAME AND                CLASS; TYPE      PERCENTAGE     PERCENTAGE
    FUND           ADDRESS                 OF OWNERSHIP      OF CLASS        OF FUND
    ----           --------                ------------     ----------     ----------
DIVERSIFIED     Wells Fargo Bank             Class A         34.80%         29.40%
INCOME          P.O. Box 63015             Beneficially
                San Francisco, CA  94163      Owned


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.

                                    APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.


Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Commercial Paper

             Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A- 1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                            MONEY MARKET MUTUAL FUND
                  CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND

                                    CLASS A

                       ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about two of the funds in the Stagecoach Family of Funds -- the MONEY MARKET MUTUAL FUND and the CALIFORNIA TAX-FREE MONEY MARKET MUTUAL FUND (each a "Fund" and collectively, the "Funds"). This SAI relates to the Class A shares of the Money Market Mutual Fund and to the shares of the California Tax-Free Money Market Mutual Fund (collectively, the "Class A shares"). The investment objective of each Fund is described in its respective Prospectus under the section entitled "How the Funds Work -- Investment Objectives and Policies."

             This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in that Fund's Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . .  3
Special Considerations Affecting
  California Municipal Obligations  . . . . . . . . . . . . . . . . . . . . .  5
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . .  19
Additional Purchase and Redemption Information. . . . . . . . . . . . . . . .  20
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-1

                            INVESTMENT RESTRICTIONS

      Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

             The Funds may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of such Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), with respect to the California Tax-Free Money Market Mutual Fund, (ii) obligations of the United States Government, its agencies or instrumentalities, and (iii) with respect to both Funds, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations with respect to the California Tax-Free Money Market Mutual Fund, or other than money market securities with respect to the Money Market Mutual Fund, or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to both Funds and except for margin payments in connection with options, futures and options on futures with regard to the California Tax-Free Money Market Mutual Fund) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management;

             (6) issue senior securities, except that a Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

             (7) write, purchase or sell puts, calls, options, warrants or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity.

             In addition, neither Fund may make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

      Non-Fundamental Investment Policies. The Funds are subject to the following non-fundamental policies.

             (1) The Funds may not purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Funds may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) The Money Market Mutual Fund may not purchase or sell real estate limited partnership interests.

             (4) The Funds may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (5) The Funds may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The California Tax-Free Money Market Mutual Fund may not invest more than 10% of the current value of their net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities). The Money Market Mutual Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

             In addition, the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Funds' investment adviser will waive its advisory fees for that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In the case of the California Tax-Free Money Market Mutual Fund these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

             In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Mutual Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Mutual Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Mutual Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Mutual Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Mutual Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the procedures of each Fund adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund, provided that when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in such Funds' best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus of the Fund and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments, provided that, in the case of the California Tax-Free Money Market Mutual Fund, the Company's Board approves or ratifies such investments.

             When-Issued Securities. Certain of the securities in which the California Tax-Free Money Market Mutual Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the California Tax-Free Money Market Mutual Fund has no present intention to invest in when-issued securities during the coming year. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             Each Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations, or other high-quality debt instruments in an amount at least equal in value to their respective commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Municipal Bonds. The California Tax-Free Money Market Mutual Fund may invest in municipal bonds. As discussed in the Fund's Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.


                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

             Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

             The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

             The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

             The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

             However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

             Local Governments. On December 6,1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

             On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992.
Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

             State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

             The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

             Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

             Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

             In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

             Other Information. Certain debt obligations held by the California Tax-Free Money Market Mutual Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the California Tax- Free Money Market
Mutual Fund would not be paid in a timely manner.

             Certain debt obligations held by the California Tax-Free Money Market Mutual Fund may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

             There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

             The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                         Principal Occupations
Name, Age and Address               Position             During Past 5 Years
---------------------               --------             ---------------------
Jack S. Euphrat, 74                 Director             Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                 Director,            Senior Vice President
                                    Chairman and         of Stephens; Manager
                                    President            of Financial Services
                                                         Group; President of
                                                         Stephens
                                                         Insurance Services
                                                         Inc.; Senior Vice
                                                         President of Stephens
                                                         Sports Management
                                                         Inc.; and President of
                                                         Investor Brokerage
                                                         Insurance Inc.

Thomas S. Goho, 54                  Director             T.B. Rose Faculty
321 Beechcliff Court                                     Fellow-Business,
Winston-Salem, NC  27104                                 Wake Forest University
                                                         Calloway School, of
                                                         Business and
                                                         Accountancy; Associate
                                                         Professor of Finance
                                                         of the

                                                         School of Business and
                                                         Accounting at Wake
                                                         Forest University
                                                         since 1983.

Joseph N. Hankin, 55                Director             President, Westchester
75 Grasslands Road                                       Community College since
Valhalla, N.Y. 10595                                     1971; President of Hartford
(appointed as of September 6, 1996)                      Junior College from 1967 to
                                                         1971; Adjunct Professor of
                                                         Columbia University
                                                         Teachers College since
                                                         1976.

*W. Rodney Hughes, 70               Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                 Director             Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                Director             Private Investor; Real
10 Legrae Street                                         Estate Developer
Charleston, SC 29401                                     Chairman of Renaissance
                                                         Properties Ltd.;
                                                         President of  Morse
                                                         Investment
                                                         Corporation; and Co-
                                                         Managing Partner of
                                                         Main Street Ventures.

Richard H. Blank, Jr., 40           Chief                Associate of
                                    Operating            Financial Services
                                    Officer,             Group of Stephens;
                                    Secretary and        Director of Stephens
                                    Treasurer            Sports Management
                                                         Inc.; and Director of
                                                         Capo Inc.

                               COMPENSATION TABLE

                                         Year Ended                            Period Ended
                                         ----------                            -------------
                                      December 31, 1995                     September 30, 1996
                                     ------------------                     ------------------
                                                    Total                                    Total
                               Aggregate      Compensation from        Aggregate       Compensation from
                             Compensation         Registrant         Compensation         Registrant
                            from Registrant   and Fund Complex      from Registrant    and Fund Complex
                            ---------------   ----------------      ---------------    -----------------

    Name and Position
    -----------------
     Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
        Director

     *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
        Director

      Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
        Director

     Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
         Director

      *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
        Director
     (resigned as of
    September 6, 1996)

    *W. Rodney Hughes            $9,438            $37,000              $8,250              $24,750
         Director

     Robert M. Joses             $9,938            $39,000              $9,750              $29,250
         Director

     *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
         Director





             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund

Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to Advisory Contracts approved by the Board of Directors on October 22, 1991, and by the initial shareholder of each Fund on December 2, 1991. The Advisory Contract for each Fund provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund.

             Wells Fargo Bank has agreed to provide to each Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Fund's portfolio.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:



                          December 31, 1993        December 31, 1994           December 31, 1996        September 30, 1996
                          ------------------       ------------------          -----------------        ------------------
                          Fees         Fees        Fees          Fees          Fees         Fees        Fees         Fees
        Fund              Paid        Waived       Paid         Waived         Paid        Waived       Paid        Waived
        ----              ----        ------       ----         ------         ----        ------       ----        ------
California Tax-Free    $3,406,799   $458,784    $304,857     $3,809,902    $4,867,523        $0     $4,099,437        $0
   Money Market
   Mutual

Money Market Mutual    $1,285,690       $0      $2,073,686   $2,008,946    $12,729,506       $0     $11,593,678       $0

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Funds; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Funds together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

             For the fiscal years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following dollar amounts of administrative fees to Stephens, the sole administrator during these periods, based on a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets:


                       Fund                         Dec. 31,        Dec. 31,          Dec. 31,      Sept. 30,
                       ----                           1993           1994              1995           1996
                                                      ----           ----              ----           ----
California Tax-Free Money Market Mutual             $232,585        $247,666        $292,095       $245,966

Money Market Mutual                                 $ 96,535        $306,209        $954,713       $872,577

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in each Fund's prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. The dollar amounts of shareholder servicing fees paid by each of the Funds to Wells Fargo Bank or its affiliates for the fiscal year ended December 31, 1995 and the period ended September 30, 1996, were as follows:

Fund                                                    December 31, 1995        September 30, 19961
----                                                    -----------------        ------------------
California Tax-Free Money Market Mutual                       $522,756                   $344,032

Money Market Mutual                                         $8,542,616                 $7,594,481

-------------
1 These amounts include shareholder servicing fees paid by other classes of each Fund and reflect fee waivers.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for each Fund. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from each Fund.

             For its services as transfer and dividend disbursing agent for the Funds' Class A shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets for Class A shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

             For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds did not pay any custody fees or transfer and dividend disbursing agency fees to Wells Fargo Bank.


             UNDERWRITING COMMISSIONS. The Funds do not assess any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of shares, and therefore pay no underwriting commissions to the Distributor.


                               DISTRIBUTION PLAN

             Each of the Funds has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder as described in each Fund's Prospectus. The Plans for the Class A shares of the Funds were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Directors") on October 22, 1991, and were approved by the initial shareholder of the respective Funds on December 2, 1991.

             Under the Plans in effect for the Class A shares of the Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of the Funds provide only for reimbursement of actual expenses. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Agreements related to the Plans also must be approved by the Majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned, and may, in the case of the California Tax-Free Money Market Mutual Fund, be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the respective Fund. In the case of the Money Market Mutual Fund, such agreement may be terminated at any time without penalty by a vote of a majority of the outstanding voting securities of the respective Class of such Fund affected by the Agreement. The Plans may not be amended to increase materially the amounts payable thereunder, in the case of the California Tax-Free Money Market Mutual Fund, without the approval of a majority of the outstanding voting securities of the Fund and in the case of the Money Market Mutual Fund, without the approval of a majority of the outstanding voting securities of the respective Class of such Fund affected by the proposed increase. No material amendment to the Plans may be made except by the approval of a majority of both the Directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the year ended December 31, 1995, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.



                                                 Printing &
                                                   Mailing           Marketing       Compensation to
             Fund                Total           Prospectus          Brochures         Underwriters
             ----                -----           ----------          ---------         ------------
California Tax-Free
   Money Market Mutual          $326,122          $132,394           $193,728          N/A
Money Market Mutual
  Class A                       $332,859          $122,263           $210,596          -0-

             For the period ended September 30, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.



                                                 Printing &
                                                   Mailing           Marketing       Compensation to
          Fund                    Total          Prospectus          Brochures         Underwriters
          ----                    -----          ----------          ---------         ------------
California Tax-Free
   Money Market Mutual          $188,355          $ 39,668           $148,687               N/A

Money Market Mutual
  Class A                       $383,963          $ 24,454           $359,509               N/A


             For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under each Fund's Plans.


                            PERFORMANCE CALCULATIONS

             Yield for each Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Tax-equivalent yield for the California Tax-Free Money Market Mutual Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

             Effective yield and effective tax-equivalent yield for the California Tax-Free Money Market Mutual Fund are calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

             Yield For The Applicable Period Ended September 30, 1996

                                                                                                     Seven-Day
                                                      Seven-Day Tax-      Seven-Day Effective      Effective Tax-
           Fund                Seven-Day Yield       Equivalent Yield            Yield            Equivalent Yield
           ----                ---------------       ----------------            -----            ----------------
California Tax-Free Money
Market Mutual                       2.94%                  5.52%                 3.01%                 5.60%

Money Market Mutual
     Class A                        4.86%                   N/A                  4.98%                  N/A



             The yield for the Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             Yield information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             In addition, investors should recognize that changes in the net asset value of shares of each Class of the Money Market Mutual Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return to shareholders of each Class of shares for the period. Yield information for the Funds and each Class may be useful in reviewing the performance of the Funds and each Class and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of each Class, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

             Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the

Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey ""America's Top 300 Money Managers''. This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.

             The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per Fund share is determined by the Custodian on each Business Day, as described in the Prospectus for each Fund.

             As indicated under "Investing In The Funds -- Share Price" in the Prospectus, each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day a Fund is open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's Day, Martin Luther King Jr. Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday. The Funds observe the same Holidays as Wells Fargo Bank, except Martin Luther King Jr. Day, Columbus Day and Veterans Day. Nonetheless, for purposes of Fund share purchases, these three days are, effectively, 'Holidays' for the Funds, since Wells Fargo Bank is closed.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Funds may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             Wells Fargo Bank, as the investment adviser of each Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for each Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising such Fund.

             Brokerage Commissions. The Funds did not pay any brokerage commissions on portfolio transactions for the year ended December 31, 1995 and for the period ended September 30, 1996.

             Securities of Regular Broker/Dealers. As of December 31, 1995, the California Tax-Free Money Market Mutual Fund owned no securities of its "regular brokers or dealers" or their parents, as defined in the Act. As of December 31, 1995, the Money Market Mutual Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the Act, as follows: $125,955,000 of Goldman Sachs & Co. debt securities.

             As of September 30, 1996, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

                       Fund                  Amount      Regular Broker/Dealer
                       ----                  ------      ---------------------
California Tax-Free Money Market Mutual            N/A                 N/A

Money Market Mutual                       $202,778,000    Goldman Sachs & Co.


             Portfolio Turnover. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Funds, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the applicable Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The applicable Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Funds as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Funds' shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. Although dividends will be declared daily based on each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by each Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

Special Tax Considerations for the California Tax-Free Money Market Mutual
Fund.

             Federal -- The California Tax-Free Money Market Mutual Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. However, see "California" below.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

             In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

             Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

             California -- The California Tax-Free Money Market Mutual Fund expects to be exempt from tax in California on the same basis as under Subchapter M of the Code as described above. Moreover, if at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (referred to herein as "California exempt-interest dividends"). Under normal market conditions, the Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities so that it can pay California exempt-interest dividends.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

             Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.

             Other Matters. Investors should be aware that the investments to be made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-three other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The California Tax-Free Money Market Fund offers a single Class of shares. The Money Market Mutual Fund is comprised of three Classes of shares:
Class A shares, Class S
shares and Institutional Class shares. With respect to matters affecting one Class, but not another, shareholders of the Money Market Mutual Fund vote as a Class. For example, approval of a distribution plan is voted on only by members of the Class affected by the plan. Subject to the foregoing, all shares of a Fund have equal voting rights. In situations where voting by series is required by law or where the matter involved only affects one series, shares of each Fund will be voted by series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of the Money Market Mutual Fund, and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of such Fund means the vote of the lesser of (i) 67% of the shares of the respective Class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of
(i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                          NAME AND             CLASS; TYPE    PERCENTAGE  PERCENTAGE
      FUND                ADDRESS              OF OWNERSHIP    OF CLASS     OF FUND
      ----                -------              ------------    --------     -------
CALIFORNIA TAX-   Wells Fargo Bank               Class A        83.96%      83.96%
FREE MONEY        P.O. Box 7066                Beneficially
MARKET MUTUAL     San Francisco, CA  94120        Owned


MONEY MARKET      Wells Fargo Bank               Class A        90.12%      76.70%
MUTUAL            P.O. Box 7066                Beneficially
                  San Francisco, CA  94120        Owned





             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.


                                     OTHER

             The Registration Statement, including the Prospectus of each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI of each Fund as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


             The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual
Reports as filed with the SEC on December 9, 1996.   The portfolio of
investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                                GINNIE MAE FUND
                             GROWTH AND INCOME FUND

                              CLASS A AND CLASS B

                          ---------------------------

             Stagecoach Funds, Inc. is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about two of the funds in the Stagecoach Family of Funds -- the GINNIE MAE FUND and the GROWTH AND INCOME FUND (each, a "Fund" and collectively, the "Funds"). This SAI relates to Class A and Class B Shares offered by each Fund. The investment objective of each Fund is described in its Prospectus under "How the Funds Work -- Investment Objectives and Policies."

             This SAI is not a prospectus and should be read in conjunction with the Prospectus dated February 1, 1997, for each of the Funds. All terms used in this SAI that are defined in each Fund's Prospectus will have the meaning assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                          ---------------------------

                               TABLE OF CONTENTS



                                                                         Page
                                                                         ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .      3
Additional Permitted Investment
  Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . .     15
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . .     16
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . .     22
Additional Purchase and Redemption Information  . . . . . . . . . . .     22
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . .     23
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . .     27
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . .     32
Financial Information . . . . . . . . . . . . . . . . . . . . . . . .     32
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .    F-1

                            INVESTMENT RESTRICTIONS


             Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority of the Funds' outstanding voting securities, as described under "Capital Stock":

             The Funds may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

             (3) purchase commodities or commodity contracts (including futures contracts), except that a Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

             (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

             (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (7) make investments for the purpose of exercising control or management;

             (8) issue senior securities, except the Growth and Income Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets), and except that the Ginnie Mae Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of such Fund's net assets (but investments may not be purchased by such Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

             (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Growth and Income Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; or

             (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

 All of the Funds may make loans in accordance with their investment policies.

             Non-Fundamental Investment Policies. The Funds are subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Directors without shareholder approval:

             The Funds may not:

             (1) purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

             (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

             (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such Classes of securities will exceed 5% of its total assets; or

             (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

             Pass-Through Obligations. Certain of the debt obligations in which the Ginnie Mae Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Ginnie Mae Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Ginnie Mae Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

             When-Issued Securities. Certain of the securities in which the Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. The Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Growth and Income Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year.

             Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

             Loans of Portfolio Securities. All of the Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's Investment Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.
Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor. The Ginnie Mae Fund currently intends to limit the practice of lending portfolio securities to no more than 5% of its net assets during the coming year.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Ginnie Mae Fund does not intend to invest in foreign obligations during the coming year. The Growth and Income Fund currently does not intend to invest more than 10% of its assets in foreign obligations. Neither of the Funds may invest 25% or more of its assets in foreign obligations.

             Convertible Securities (Lower Rated Securities) Subject to the limitations described in its Prospectus, the Growth and Income Fund may invest in convertible securities that are not rated in one of the four highest rating categories by an NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

             While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

             Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

             The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

             Privately Issued Securities (Rule 144A). The Growth and Income Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The Company's investment adviser, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Growth and Income Fund does not intend to invest more than 5% of its net assets in Rule 144A Securities during the coming year.

             The Funds so indicated below may engage in the following investment activities although none has a present intention to do so:

             Investment in Warrants. The Growth and Income Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Growth and Income Fund may only purchase warrants on securities in which it may invest directly.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance of the
                                                                             School of Business and
                                                                             Accounting at Wake Forest
                                                                             University since 1983.

Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 6, 1996)                                          Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE

                                     Year Ended                      Period Ended
                                  December 31, 1995               September 30, 1996
                         -------------------------------    -------------------------------
                                              Total                              Total
                          Aggregate       Compensation       Aggregate       Compensation
                         Compensation    from Registrant    Compensation    from Registrant
                             from           and Fund            from           and Fund
Name and Position         Registrant        Complex          Registrant        Complex
-----------------        ------------    --------------     ------------    ---------------
 Jack S. Euphrat           $10,188           $39,750           $9,750           $29,250
    Director

 *R. Greg Feltus            $-0-              $-0-             $-0-              $-0-
    Director

  Thomas S. Goho           $10,188           $39,750           $9,750           $29,250
    Director

 Joseph N. Hankin            N/A               N/A             $-0-              $-0-
     Director

  *Zoe Ann Hines            $-0-              $-0-             $-0-              $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes           $9,438           $37,000           $8,250           $24,750
     Director

 Robert M. Joses            $9,938           $39,000           $9,750           $29,250
     Director

 *J. Tucker Morse           $8,313           $33,250           $8,250           $24,750
     Director




             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. Each of the Funds is advised by Wells Fargo Bank pursuant to an Advisory Contract. The Advisory Contracts provide that Wells Fargo Bank shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the Ginnie Mae Fund, the average maturities of its portfolios.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                    December 31, 1993       December 31, 1994       December 31, 1995       September 30, 1996
                                    -----------------       -----------------       -----------------       ------------------
                                    Fees        Fees         Fees        Fees        Fees        Fees        Fees        Fees
                      Fund          Paid       Waived        Paid       Waived       Paid       Waived       Paid       Waived
                      ----          ----       ------        ----       ------       ----       ------       ----       ------
                 Ginnie Mae      $888,174     $437,110    $1,185,036      -0-      $840,112       -0-       $679,123      $-0-
                 Growth and
                   Income        $443,874        -0-        $587,977      -0-      $754,149       -0-       $799,899      $-0-

             ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The

Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.


             For the fiscal years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following dollar amounts of administrative fees to Stephens who, as sole administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets:

      Fund                     Dec. 31, 1993        Dec. 31, 1994         Dec. 31, 1995       Sept. 30, 1996
      ----                     -------------        -------------         -------------       --------------
Ginnie Mae                       $ 81,058               $71,842              $50,407              $40,747
Growth and Income                $ 26,644               $35,279              $45,249              $51,193


             SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in each Fund's prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. The dollar amounts of shareholder servicing fees paid by each Fund to Wells Fargo Bank or its affiliates for the year ended December 31, 1995 and the period ended September 30, 1996 were as follows:

              Fund                        December 31, 1995                  September 30, 1996
              ----                        -----------------                  ------------------
Ginnie Mae                                      $255,060                           $214,996(1)
Growth and Income                               $452,488                           $457,088

-------------

(1) This amount include shareholder servicing fees paid by other classes of each Fund and reflects fee waivers.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charge from the respective Funds.

             For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds paid custody fees to Wells Fargo Bank as follows:

    Fund                                  December 31, 1995                 September 30, 1996(1)
    ----                                  -----------------                 ------------------
Ginnie Mae                                     $-0-                                  $-0-
Growth and Income                            $15,578                               $17,963

-------------
(1)  These amounts reflect fee waivers.


             For its services as transfer and dividend disbursing agent for the Funds' Class A and B shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets for Class A and B shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.


             For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds paid transfer and dividend disbursing agency fees to Wells Fargo Bank or its affiliates as follows:


      Fund                                December 31, 1995                  September 30, 1996
      ----                                -----------------                  ------------------

Ginnie Mae                                     $-0-                                  $-0-(1)
Growth and Income                            $160,168                               $217,737


-------------

(1)  This amount reflects fee waivers.

             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

                               DISTRIBUTION PLANS

             As indicated in each Fund's respective Prospectus, each of the Funds has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Class A Shares of each Fund were adopted by the Company's Board of Directors on October 22, 1991, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the initial shareholder of each Fund on December 31, 1991. The Plans for the Class B Shares of each Fund were adopted by the Company's Board of Directors, including a majority of the Qualified Directors, on July 27, 1994.

             The Plans in effect for the Class A Shares of each Fund allow the Funds to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of each Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A Shares. The Plans for the Class A Shares provide only for the reimbursement of actual expenses. The Plans for the Class B Shares allow each Fund to defray all or part of the cost of printing prospectuses and other promotional materials and of delivering materials to prospective shareholders by paying on an annual basis up to 0.70% of the average daily net assets attributable to the Class B Shares of each respective Fund. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. Each Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the Class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without the approval of a majority of the voting securities of each Class of Funds affected by such Agreements. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors. For the year ended December 31, 1995, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plans.

                                                 Printing &
                                                   Mailing           Marketing       Compensation to
         Fund                    Total           Prospectus          Brochures         Underwriters
         ----                    -----           ----------          ---------         ------------
Ginnie Mae Fund
  Class A                       $66,400            $20,590            $45,810                  N/A
  Class B                       $29,355                N/A                N/A              $29,355

Growth and Income Fund
  Class A                       $50,138           $ 41,902            $ 8,236                  N/A
  Class B                       $13,068                N/A                N/A              $13,068

             For the period ended September 30, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Plans.


                                                 Printing &
                                                   Mailing           Marketing       Compensation to
         Fund                    Total           Prospectus          Brochures         Underwriters
         ----                    -----           ----------          ---------         ------------
Ginnie Mae
  Class A                         $29,455             $3,510            $25,945          N/A
  Class B                         $98,885             N/A               N/A              $98,885

Growth and Income
  Class A                         $35,064             $1,266            $33,798          N/A
  Class B                         $43,495             N/A               N/A              $43,495


             For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plans.


                            PERFORMANCE CALCULATIONS

             As described in the Prospectuses for each Fund, the IRA Funds of the Trust were reorganized into the corresponding Funds of the Company on January 2, 1992. Therefore, the performance information for the Funds is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.

             Each Fund may advertise certain total return information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, a Fund that assesses a sales charge, at times, also may calculate total return based on net asset value per share of each Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

 Average Annual Total Return for the Applicable Period Ended September 30, 1996

--------------------------------------------------------------------------------------------------------------------
             Inception(1)   Inception     Five Year     Five Year    Three Year   Three Year    One Year    One Year
                With            No          With           No          With          No          With          No
                Sales         Sales         Sales         Sales        Sales        Sales        Sales       Sales
   Fund        Charge(2)     Charge        Charge        Charge       Charge       Charge       Charge       Charge
--------------------------------------------------------------------------------------------------------------------
Ginnie Mae
  Class A       6.37%        7.22%         5.51%          6.48%        3.11%        4.71%        -0.44%       4.21%
  Class B       8.08%        9.15%           N/A            N/A          N/A          N/A         0.57%       3.48%
--------------------------------------------------------------------------------------------------------------------
Growth and
  Income
  Class A       13.48%       14.32%                      13.96%       12.67%       14.42%         9.52%      14.67%
  Class B       22.06%       23.04%          N/A            N/A          N/A          N/A        10.90%      13.90%
--------------------------------------------------------------------------------------------------------------------

(1) Each Fund commenced operations as follows: Ginnie Mae Class A - January 3, 1991, Class B - January 2, 1995; Growth and Income Class A - August 2, 1990, Class B - January 2, 1995.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

             The Funds may advertise the cumulative total return on each class of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

   Cumulative Total Return for the Applicable Period Ended September 30, 1996

---------------------------------------------------------------------------------------------------------
              Inception(1)     Inception       Five Year       Five Year       Three Year     Three Year
                 With              No            With             No             With             No
  Fund       Sales Charge(2)  Sales Charge   Sales Charge    Sales Charge    Sales Charge    Sales Charge
---------------------------------------------------------------------------------------------------------
Ginnie Mae
  Class A       42.61%          49.31%          30.74%          36.85%            9.62%          14.79%
  Class B       14.56%          16.56%             N/A             N/A              N/A             N/A
---------------------------------------------------------------------------------------------------------
Growth and
  Income
  Class A       118.05%         128.30%         83.52%          92.17%           43.02%          49.80%
  Class B        41.73%          43.73%            N/A             N/A              N/A             N/A
---------------------------------------------------------------------------------------------------------

(1) Each Fund commenced operations as follows: Ginnie Mae Class A - January 3, 1991, Class B - January 2, 1995; Growth and Income Class A
     - August 2, 1990, Class B - January 2, 1995.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for Class A Shares means a front-end sales load of 4.50%. For Class B Shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's prospectus.

             The Ginnie Mae Fund may advertise certain yield information on its shares. As and to the extent required by the SEC, yield on each Class of shares will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.


           Yield for the Applicable Period Ended September 30, 1996(1)

                         Thirty Day Yield          Thirty Day Yield
Ginnie Mae Fund            After Waiver             Before Waiver
---------------            ------------             -------------
    Class A                    6.52%                    6.17%
    Class B                    6.13%                    5.68%

___________________________________
(1) "After Waiver" figures reflect any reimbursed expenses throughout the period.

             The yield on each Class of the Ginnie Mae Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             In addition, investors should recognize that changes in the net asset values of shares of each Class of shares of the Ginnie Mae Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders. Yield information for each Class of shares of the Fund may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of each Class of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for a Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Class of shares of a Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Class of shares of a Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Class of shares of a Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may disclose in sales literature, information and statements the distribution rate on the shares of each class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of Fund shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of Fund shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a

Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

             The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share for each Class of each Fund is determined by the Custodian of the Fund on each day the NYSE is open for trading.

             Securities of a Fund for which market quotations are available are valued at latest prices. Securities of a Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

             Except in the case of equity securities purchased by the Growth and Income Fund, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities,

ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Growth and Income Fund. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the- counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Growth and Income Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following for brokerage commissions:

Fund                  Dec.  31, 1993      Dec.  31, 1994       Dec.  31, 1995       Sept. 30, 1996
----                  --------------      --------------       --------------       --------------
Ginnie Mae            $ -0-                  $ -0-                $ -0-                $ -0-
Growth and Income     $ 347,779              $ 407,643            $ 607,442            $ 531,052

             As of September 30, 1996, each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                              Amount                       Regular Broker/Dealer
----                              ------                       ---------------------
Ginnie Mae Fund                   $4,475,000                   Goldman Sachs & Co.
Growth and Income Fund            $6,438,000                   Goldman Sachs & Co.

             Securities of Regular Broker/Dealers. As of December 31, 1995, each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

Fund                              Amount                       Regular Broker/Dealer
----                              ------                       ---------------------
Ginnie Mae                        $  587,000                   Goldman Sachs & Co.
Growth and Income                 $1,998,000                   Goldman Sachs & Co.


             Portfolio Turnover Rate. The higher portfolio turnover rates for the Ginnie Mae Fund should not adversely affect it because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, the Fund usually does not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectuses generally describe the tax treatment of distributions by each Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligation and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

             Corporate shareholders of the Growth and Income Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. Although dividends by the Ginnie Mae Fund will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where a Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. Although the Growth and Income Fund may engage in transactions subject to Section 988 of the Code, the Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by each Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-three other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             Each of the Funds has three classes of shares -- Class A Shares, Class B Shares and Institutional Class Shares. With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

             Each share represents an equal proportional interest in the Fund with each other share in the same Class of shares and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                      NAME AND          CLASS; TYPE         PERCENTAGE          PERCENTAGE
   FUND               ADDRESS           OF OWNERSHIP         OF CLASS             OF FUND
   ----               -------           ------------         --------             -------
GINNIE MAE      Wells Fargo Bank           Class A            33.01%              27.52%
                P.O. Box 63015          Beneficially
                San Francisco, CA          Owned
                94163


GROWTH AND      Wells Fargo Bank           Class A            53.01%              46.20%
  INCOME        P.O. Box 63015          Beneficially
                San Francisco, CA           Owned
                94163


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.


Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH  FUNDS, INC.
                           Telephone: (800) 222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                                 SMALL CAP FUND

                              CLASS A AND CLASS B

                          ---------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's series -- the SMALL CAP FUND (the "Fund"). The Fund offers three classes of shares -- Class A Shares, Class B Shares and Institutional Class shares. This SAI relates only to the Class A Shares and Class B Shares of the Fund. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Small Cap Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to MIT.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

                          ---------------------------

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .   1

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . .  12

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . .  16

Additional Purchase and Redemption Information  . . . . . . . . . . . . .  17

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .  18

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .  21

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . .  29

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . .  29

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . F-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage passthrough securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.

             The Fund and the Master Portfolio may not:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;

             (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (4) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer;

             (5) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

             (6) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; nor

             (7) Invest more than 25% of their respective net assets in securities of foreign governmental and foreign private issues that are denominated in and pay interest in U.S. dollars.


             Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                 Principal Occupations
Name, Age and Address         Position           During Past 5 Years
---------------------         --------           ---------------------
Jack S. Euphrat, 74           Director           Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45           Director,          Senior Vice President
                              Chairman and       of Stephens; Manager

                              President          of Financial Services
                                                 Group; President of
                                                 Stephens
                                                 Insurance Services
                                                 Inc.; Senior Vice
                                                 President of Stephens
                                                 Sports Management
                                                 Inc.; and President of
                                                 Investor Brokerage
                                                 Insurance Inc.

Thomas S. Goho, 54            Director           T.B. Rose Faculty
321 Beechcliff Court                             Fellow-Business,
Winston-Salem, NC  27104                         Wake Forest University
                                                 Calloway School, of
                                                 Business and
                                                 Accountancy; Associate Professor of Finance
                                                 of the School of Business and Accounting at
                                                 Wake Forest University since 1983.

Joseph N. Hankin, 55          Director           President, Westchester
75 Grasslands Road                               Community College since
Valhalla, N.Y. 10595                             1971; President of Hartford
(appointed as of September 6, 1996)              Junior College from 1967 to
                                                 1971; Adjunct Professor of
                                                 Columbia University
                                                 Teachers College since
                                                 1976.

*W. Rodney Hughes, 70         Director           Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78           Director           Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52          Director           Private Investor; Real Estate
10 Legrae Street                                 Developer; Chairman
Charleston, SC 29401                             of Renaissance
                                                 Properties Ltd.;
                                                 President of  Morse
                                                 Investment
                                                 Corporation; and Co-
                                                 Managing Partner of
                                                 Main Street Ventures.

Richard H. Blank, Jr., 40     Chief              Associate of
                              Operating          Financial Services
                              Officer,           Group of Stephens;
                              Secretary and      Director of Stephens
                              Treasurer          Sports Management
                                                 Inc.; and Director of
                                                 Capo Inc.

                               COMPENSATION TABLE

                                        Year Ended                       Period Ended
                             -------------------------------    -------------------------------
                                     December 31, 1995                September 30, 1996
                             -------------------------------    -------------------------------
                                                  Total                              Total
                              Aggregate       Compensation       Aggregate       Compensation
                             Compensation    from Registrant    Compensation    from Registrant
                                 from           and Fund            from           and Fund
    Name and Position         Registrant        Complex          Registrant        Complex
    -----------------        ------------    ---------------     -----------    ---------------
     Jack S. Euphrat           $10,188           $39,750           $9,750           $29,250
        Director

     *R. Greg Feltus            $-0-              $-0-             $-0-              $-0-
        Director

      Thomas S. Goho           $10,188           $39,750           $9,750           $29,250
        Director

     Joseph N. Hankin            N/A               N/A             $-0-              $-0-
         Director

      *Zoe Ann Hines            $-0-              $-0-             $-0-              $-0-
        Director
(resigned as of September
         6, 1996)

    *W. Rodney Hughes           $9,438           $37,000           $8,250           $24,750
         Director

     Robert M. Joses            $9,938           $39,000           $9,750           $29,250
         Director

     *J. Tucker Morse           $8,313           $33,250           $8,250           $24,750
         Director


             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the

Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets into the Small Cap Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo. The Advisory Contract provides that Wells Fargo shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio.
For its services as investment adviser to the Master Portfolio, Wells Fargo is entitled to receive a monthly fee at the annual rate of 0.60% of the Master Portfolio's average daily net assets.


             For the period begun September 16, 1996 (the Fund's commencement of operations) and ended September 30, 1996, the Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees. No fees were waived.


             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Master Portfolio. Under the respective Administration and Co- Administration Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun September 16, 1996 and ended September 30, 1996, Stephens served as sole administrator to the Fund, and received $492 in administrative fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The Class A and B shares of the Fund paid no shareholder servicing fees to Wells Fargo Bank or its affiliates for the period ended September 30, 1996.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo has been retained to act as custodian and transfer and dividend disbursing agent for the Fund and the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio, receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as custodian, Wells Fargo is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

             For the period begun September 16, 1996 and ended September 30, 1996, the Fund paid no custody fees to Wells Fargo Bank.


             For its services as transfer and dividend disbursing agent for the Class A and B shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of the Fund's Class A and B shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for all reasonable out-of-pocket expenses.


             For the period begun September 16, 1996 and ended September 30, 1996, the Fund paid to Wells Fargo Bank $617 (after waivers) in transfer and dividend disbursing agency fees.

             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

             COLLECTIVE INVESTMENT FUND MANAGEMENT FEES. Prior to September 16, 1996, Wells Fargo provided management and administrative services to the Collective Investment Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses."

There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.


                               DISTRIBUTION PLANS

              The following information supplements and should be read in conjunction with the Prospectus section entitled "Distribution Plans." As indicated in the Prospectus, the Fund, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder (the "Rule"). Each Plan was adopted by a majority of the directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Directors").

             Under the Distribution Agreement for the Class A Shares, Stephens is entitled to receive from the Fund, as reimbursement for all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders and as reimbursement for other distribution- related services, a fee computed on a monthly basis at an annual rate of up to 0.10% of the average daily net assets of the Class A Shares of the Fund.

             Under the Distribution Agreement for the Class B Shares, Stephens is entitled to receive from the Fund as compensation for distribution-related services provided or as reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the average daily net assets of the Class B Shares of the Fund.

             For the period begun September 16, 1996 and ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.


                                             Printing &
                                              Mailing            Marketing       Compensation to
Small Cap Fund               Total           Prospectus          Brochures        Underwriters
--------------               -----           ----------          ---------        ------------
Class A                      $ 2              $-0-               $ 2                  N/A
Class B                      $-0-              N/A                N/A                $-0-


             Each Plan will continue in effect from year to year if its continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to a

Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.

             The Plans require that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.


                                 SERVICING PLAN

             The Company's Board of Directors, on behalf of the Fund, adopted a Servicing Plan ("Servicing Plan") on August 28th and 29th, 1996, with respect to each class of the Fund's shares. The Servicing Plan was approved by a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Class A or B Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A or B Shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non- Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                            PERFORMANCE CALCULATIONS

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Investing in the Fund -- Share Value" and "How the Fund Works -- Performance."

             As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

             The total return information presented below and advertised by the Fund for the period prior to September 16, 1996, the date the Fund commenced operations, is based upon the prior performance of the Collective Investment Fund. The performance information is adjusted to reflect each class' current level of operating expenses.

               For the Applicable Period Ended September 30, 1996

                            Average Annual Total Return                   Cumulative Total Return
                -------------------------------------------------       ----------------------------
                Inception(1)  Inception    One Year      One Year        Inception         Inception
                 With Sales    No Sales    With Sales    No Sales       With Sales          No Sales
     CLASS        Charge(2)     Charge       Charge       Charge          Charge             Charge
     -----      -----------   ---------    ----------    --------       ----------         ---------
       A           47.00%       50.56%       29.94%       36.08%          109.25%           119.09%
       B           48.96%       49.68%       32.39%       35.39%          114.63%           116.63%

-----------

(1) The Small Cap Fund commenced operations on September 16, 1996, as the successor to Small Capitalization Growth Fund for BRP Employment Retirement Plans, an unregistered bank collective investment fund (the "Predecessor Fund") which, in turn, commenced operations on November 2, 1994.

(2) For Class A Shares, there is a front-end sales charge of 4.50%. For Class B Shares, there is a maximum contingent deferred sales charge ("CDSC") of 3.00%.

             From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company may also disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV per share.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the unavailability of, information relating to the Fund or its investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.



             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of account and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Investing in the Fund." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees.
Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.
             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the period ended September 30, 1996, the Fund paid the following for brokerage commissions:

                                                 September 30, 1996
                                                 ------------------
Small Cap Fund                                        $1,856


             Securities of Regular Broker/Dealers. As of September 30, 1996, the Fund owned no securities of its "regular brokers or dealers" or their parents as defined in the Act.

             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the

Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

             If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of three classes of shares, Class A Shares, Class B Shares and Institutional Class Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act.
However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             The Trust is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Trust also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

                  Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                NAME AND                 CLASS; TYPE      PERCENTAGE     PERCENTAGE
   FUND                         ADDRESS                  OF OWNERSHIP      OF CLASS        OF FUND
   ----                         -------                  ------------      --------        -------
SMALL CAP                   Wells Fargo Bank            Institutional       93.49%         86.30%
                         420 Montgomery Street              Class
                        San Francisco, CA  94104        Record Holder

                            Wells Fargo Bank               Class A          48.93%           N/A
                             P.O. Box 63015              Benefically
                        San Francisco, CA  94163            Owned

                             Stephens Inc.                 Class A          33.62%           N/A
                           111 Center Street             Benefically
                         Little Rock, AR  72201             Owned

                             Stephens Inc.                 Class B          5.90%            N/A
                             P.O. Box 34127              Benefically
                         Little Rock, AR  72203             Owned
                                                        Acct. 77586707

                             Stephens Inc.                 Class B          11.71%           N/A
                             P.O. Box 34127              Benefically
                         Little Rock, AR  72203             Owned
                                                        Acct. 77478661


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or

Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statements of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Small Cap Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222
                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                   NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND


                     ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the NATIONAL TAX-FREE MONEY MARKET MUTUAL FUND (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Master Portfolio has the same investment objective as the Fund.

             The Fund may withdraw its investment in the Master Portfolio at any time if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's then current Prospectus and SAI.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Fund's Prospectus have the meanings assigned in such Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling Wells Fargo Bank, N.A. ("Wells Fargo Bank") at 1-800-222-8222.

                               TABLE OF CONTENTS


                                                                       Page
                                                                       ----
Introduction............................................................  3

Investment Restrictions.................................................  3

Additional Permitted Investment
Activities..............................................................  6

Management..............................................................  9

Distribution Plan....................................................... 14

Performance Calculations................................................ 15

Determination of Net Asset Value........................................ 20

Additional Purchase and Redemption Information.......................... 21

Portfolio Transactions.................................................. 21

Fund Expenses........................................................... 23

Federal Income Taxes.................................................... 23

Capital Stock........................................................... 26

Other................................................................... 29

Independent Auditors...................................................  29

Financial Information..................................................  29

SAI Appendix...........................................................  A-1

                                  INTRODUCTION

             MIT is a registered, open-end, management investment company. MIT is a "series fund," which is a mutual fund divided into separate portfolios. MIT currently offers nine diversified portfolios: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Short-Term Municipal Income, Short-Term Government-Corporate Income, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios. The Fund invests substantially all of its assets in the Tax-Free Money Market Master Portfolio, which has the same investment objective as the Fund.


                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's or the Master Portfolio's investments in that industry would be 25% or more of the current value of the Fund's or the Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities);
(ii) obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); and further provided that this investment restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund and Master Portfolio may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund and Master Portfolio may enter into futures and options contracts in accordance with their respective investment policies;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions), or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's or Master Portfolio's investment program (including the Fund's investments in the Master Portfolio) may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

             (6) issue senior securities, except that the Fund and Master Portfolio may each borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

             (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund and Master Portfolio may purchase securities with put rights in order to maintain liquidity;

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's or Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's or Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; or

             (9) make loans, except that the Fund and Master Portfolio may each purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio.

             With regard to fundamental investment restriction number (1) above, the Fund and Master Portfolio intend to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund or Master Portfolio may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund or Master Portfolio holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The SEC staff's position is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks". The Company and MIT currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

             Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund and the Master Portfolio to comply with Rule 2a-7's diversification requirements.

             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following non- fundamental policies.

             Neither the Fund nor the Master Portfolio may:

             (1) purchase or retain securities of any issuer if the Officers or Directors/Trustees of the Company, MIT or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; and

             (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's or Master Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets.

             The Fund and the Master Portfolio may each invest in shares of other open-end, management investment companies, subject to the limitations of
Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the investment adviser will waive its advisory fees for that portion of the Fund's or the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In addition, these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the above restrictions do not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio.

             In addition, the Fund and the Master Portfolio each reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, illiquid securities and restricted securities. However, as long as the

Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund and the Master Portfolio will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

             Furthermore, the Fund and the Master Portfolio may not purchase or sell real estate limited partnership interests. The Fund and the Master Portfolio do not currently intend to make loans of their portfolio securities.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated and Downgraded Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank the investment adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Master Portfolio. The Master Portfolio may purchase unrated instruments only if they are purchased in accordance with the Master Portfolio's procedures adopted by MIT's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks", immediate sale of such security is not required, provided that the Board of Trustees has determined that disposal of the portfolio security would not be in the best interests of the Master Portfolio. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments, provided that MIT's Board of Trustees approves or ratifies such investments.

             Loans of Portfolio Securities. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Master Portfolio receives as collateral do not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio are subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, with MIT, the Company, the investment adviser, or the distributor.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Master Portfolio may not invest 25% or more of its assets in foreign obligations.

             Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

             Municipal Bonds. The Master Portfolio may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Master Portfolio may not invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. Uncertainty concerning a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Master Portfolio's portfolio, will decline and (if purchased at par value) sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) would sell at a premium. Changes in the value of municipal securities held in the Master Portfolio's portfolio arising from these or other factors will cause changes in the net asset value per share of the Master Portfolio.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                         Principal Occupations
Name, Age and Address      Position      During Past 5 Years
---------------------      --------      ---------------------

Jack S. Euphrat, 74        Director      Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45        Director,     Senior Vice President
                           Chairman and  of Stephens; Manager
                           President     of Financial Services
                                         Group; President of
                                         Stephens
                                         Insurance Services
                                         Inc.; Senior Vice
                                         President of Stephens
                                         Sports Management
                                         Inc.; and President of
                                         Investor Brokerage
                                         Insurance Inc.

Thomas S. Goho, 54         Director      T.B. Rose Faculty
321 Beechcliff Court                     Fellow-Business,
Winston-Salem, NC  27104                 Wake Forest University
                                         Calloway School, of
                                         Business and
                                         Accountancy; Associate Professor of
                                         Finance of the School of Business and
                                         Accounting at Wake Forest University
                                         since 1983.

Joseph N. Hankin, 55       Director      President, Westchester
75 Grasslands Road                       Community College since
Valhalla, N.Y. 10595                     1971; President of Hartford
(appointed as of                         Junior College from 1967 to
September 6, 1996)                       1971; Adjunct Professor of
                                         Columbia University
                                         Teachers College since
                                         1976.

*W. Rodney Hughes, 70      Director      Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78        Director      Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52       Director      Private Investor; Real Estate
10 Legrae Street                         Developer; Chairman
Charleston, SC 29401                     of Renaissance
                                         Properties Ltd.;
                                         President of  Morse
                                         Investment
                                         Corporation; and Co-
                                         Managing Partner of
                                         Main Street Ventures.

Richard H. Blank, Jr., 40  Chief         Associate of
                           Operating     Financial Services
                           Officer,      Group of Stephens;
                           Secretary     Director of Stephens
                           and           Sports Management
                           Treasurer     Inc.; and Director of
                                         Capo Inc.

                               COMPENSATION TABLE

                                          Year Ended                            Period Ended
                                          ----------                            -------------
                                       December 31, 1995                     September 30, 1996
                                      ------------------                     ------------------
                                                                                              Total
                                Aggregate      Total Compensation       Aggregate       Compensation from
                              Compensation      from Registrant       Compensation         Registrant
     Name and Position       from Registrant   and Fund Complex      from Registrant    and Fund Complex
     -----------------       ---------------   -----------------     ---------------    -----------------
      Jack S. Euphrat            $10,188            $39,750               $9,750              $29,250
         Director

      *R. Greg Feltus               $-0-               $-0-                 $-0-                 $-0-
         Director

       Thomas S. Goho            $10,188            $39,750               $9,750              $29,250
         Director

      Joseph N. Hankin               N/A                N/A                 $-0-                 $-0-
          Director

       *Zoe Ann Hines               $-0-               $-0-                 $-0-                 $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes            $9,438             $37,000              $8,250              $24,750
          Director

      Robert M. Joses             $9,938             $39,000              $9,750              $29,250
          Director

      *J. Tucker Morse            $8,313             $33,250              $8,250              $24,750
          Director




             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio is advised by Wells Fargo Bank pursuant to an Investment Advisory Contract approved by the Board of Trustees of MIT. The Investment Advisory Contract for the Master Portfolio provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Investment Advisory Contract, Wells Fargo Bank also furnishes to MIT's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis, and statistical and economic data, and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's portfolio.


             For the period begun April 2, 1996 (commencement of operations) and ended September 30, 1996, the Master Portfolio paid to Wells Fargo Bank $76,987 in advisory fees. $10,704 in advisory fees were waived during this period.


             The Investment Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Investment Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Master Portfolio. Under the respective Administration and Co- Administration

Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun April 2, 1996 and ended September 30, 1996, Stephens served as sole administrator to the Fund, and received $731 in administrative fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets for such services.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for both the Fund and the Master Portfolio. The custodian, among other things, maintains separate custody accounts in the names of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio.

             For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets plus reimbursement for all reasonable out-of-pocket expenses.




             For the period begun April 2, 1996 and ended September 30, 1996, the Fund paid no compensation for custodial services or transfer and dividend disbursing agency services to Wells Fargo Bank.


                               DISTRIBUTION PLAN

             The Fund has adopted a Distribution Plan (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Distribution Plan for the Fund was adopted by the Company's Board of Directors on October 10, 1995, including a majority of Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Distribution Plan (the "Qualified Directors").

             The Distribution Plan permits the Fund to pay Stephens, for distribution-related activities provided and related expenses incurred, a monthly fee at the annual rate of up to 0.05% of the average daily net assets of the Fund. The Distribution Plan authorizes Stephens to compensate broker/dealers or financial institutions that have entered into Selling Group Agreements with Stephens for distribution-related series.

             The Distribution Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Agreements related to the Distribution Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreements terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

             The Distribution Plan requires the Company to provide to the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan and any related agreements. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the period begun April 2, 1996 and ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under its Plan.



             Printing & Mailing           Marketing           Compensation to
Total            Prospectus               Brochures             Underwriters
-----            ----------               ---------             ------------
$144               $ -0-                    $ 144                    N/A




                            PERFORMANCE CALCULATIONS

             TOTAL RETURN. The Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

Average Annual Total Return(1)               Cumulative Total Return
Inception to September 30, 1996           Inception to September 30, 1996
-------------------------------           -------------------------------
      1.51%                                           1.51%

(1) The Fund commenced operations on April 2, 1996 and does not assess sales charges.

             YIELD. The Fund may advertise certain yield information. Yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven- or thirty-day period, in the value of a hypothetical pre- existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7 or 365/30, as applicable) with the resulting yield figure carried to at least the nearest hundredth of one percent.

             Tax-equivalent yield for the Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and then adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

             Effective yield for the Fund is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

             The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the Fund's yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

           Yield for the Applicable Period Ended September 30, 1996(1)

                                                       Thirty-Day Tax-
                                       Thirty-Day        Equivalent                           Seven-Day
               Fund                       Yield            Yield(2)      Seven-Day Yield    Effective Yield
               ----                       -----            -----         ---------------    ---------------
National Tax-Free Money Market            2.73%             5.08%             3.00%              3.04%

(1) These figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolio's shares through September 5, 1996 is also reflected for the thirty day figures.

(2)     Based on  a federal income tax rate of 28.00%.

             Performance Comparisons. From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, Donoghue Taxable Money Market Fund Average, Salomon Three-Month Treasury Bill Index, Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), Dow Jones Industrial Average, Lehman Brothers 20+ Treasury Index, Lehman Brother 5-7 Year Treasury Index, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics and which is an established measure of change over time in the prices of goods and services in major expenditure groups), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

             The Fund's performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average, Morningstar, Inc., or other independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include in advertisements and other types of literature references to certain marketing approaches of the Distributor and may also refer to general mutual fund statistics provided by the Investment Company Institute.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as some of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."


             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company also may disclose in sales literature the assets and categories of assets under management by the Fund's or Master Portfolio's investment adviser and its affiliates. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

             The Company also may discuss in advertisements and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poors Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             The Company also may discuss in advertisements and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, through investments in a Managed Sweep Account, National Tax-Free Money Market Checking Account or National Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any express transfer or "AutoSaver" plan offered in connection with a Sweep Account, a description of any automated teller machine ("ATM") or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share of the Fund is determined by the Custodian on each day the Fund is open for trading. The Fund's investments in the Master Portfolio are valued at the net asset value of the Master Portfolio's shares.

             As indicated in the Fund's Prospectus, the Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's portfolio on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Master Portfolio shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by MIT's Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, MIT's Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the Master Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Master Portfolio's portfolio holdings by MIT's Board of Trustees, at such intervals as it may deem appropriate, to determine whether or not the Master Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by said Board of Trustees. If such deviation exceeds 1/2 of 1%, said Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares of the Fund may be purchased on any day the Fund is open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's
Day, Martin Luther King Day, Memorial Day, Independence Day, Labor Day,
Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations, taxable money market securities, adjustable rate mortgage securities and collateralized mortgage obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Master Portfolio may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIT's Board of Trustees.

             Wells Fargo Bank, as the Master Portfolio's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Master Portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Investment Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Master Portfolio may be used by

Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Master Portfolio.

             Portfolio Turnover. Because the Master Portfolio's portfolio consists of securities with relatively short- term maturities, the Master Portfolio can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio (or the Fund), however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio (and, accordingly, the Fund) usually will not incur excessive transaction costs.

                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the

Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. As used in the Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             MIT, a no-load, diversified, open-end management investment company, was organized as a Delaware business trust on August 15, 1991. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT liabilities and obligations, but only to the extent MIT's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, Officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of

MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance exists and MIT itself is unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIT also intends to dispense with annual meetings, but is required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

             In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997

                           NAME AND             CLASS; TYPE          PERCENTAGE        PERCENTAGE
       FUND                ADDRESS              OF OWNERSHIP          OF CLASS           OF FUND
       ----                -------              ------------          --------           -------
NATIONAL TAX-       Wells Fargo Bank               Class A             84.18%            84.18%
  FREE MONEY        P.O. Box 7066            Beneficially Owned
  MARKET MUTUAL     San Francisco, CA
                    94120
                                                   Class A              6.82%             6.82%
                    Karl R. Kriegbaum          [Record Holder]
                    11259 Good Night
                    Lane #1
                    Dallas, TX  75229



             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

             The Registration Statements of the Company and MIT, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP have been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' reports for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Tax-Free Money Market Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime- 2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222
                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997
                        U.S. GOVERNMENT ALLOCATION FUND
                              CORPORATE STOCK FUND
                             ASSET ALLOCATION FUND

                              CLASS A AND CLASS B

                          ---------------------------

         Stagecoach Funds, Inc. is an open-end, series investment company.
This Statement of Additional Information ("SAI") contains information about three of the funds in the Stagecoach Family of Funds. This SAI is not a prospectus, but supplements and should be read in conjunction with the current Prospectus describing the U.S. GOVERNMENT ALLOCATION FUND and the ASSET ALLOCATION FUND, and the prospectus describing the CORPORATE STOCK FUND, each dated February 1, 1997, (each, a "Fund" and collectively, the "Funds") of Stagecoach Funds, Inc. (the "Company") as it may be revised from time to time. All terms used in this SAI that are defined in each Fund's Prospectus will have the meaning assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.

         As described in each Prospectus, each of these Funds invests all of its assets in a separate Master Portfolio of Master Investment Trust ("MIT"), an open-end management investment company, having the same investment objective as the Fund bearing the corresponding name. Each of the Funds, other than the Corporate Stock Fund, offers two classes (each a "Class") of shares -- Class A shares and Class B shares. This SAI relates to the shares offered by the Corporate Stock Fund (which shares sometimes referred to herein collectively, the "Class A shares") and to both Classes of shares offered by the other Funds. The investment objective of each Fund is described in its Prospectus under the Section entitled "How the Funds Work -- Investment Objectives and Policies."

         Wells Fargo Bank, N.A. ("Wells Fargo Bank") is investment adviser and administrator, and Barclays Global Fund Advisors ("BGFA"), an affiliate of Barclays Bank PLC ("Barclays"), is investment sub-adviser to each of the Master Portfolios of MIT.

                          ---------------------------

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . .      3

Additional Permitted Investment Activities  . . . . .      8

Management of the Company . . . . . . . . . . . . . .     18

Compensation Table  . . . . . . . . . . . . . . . . .     21

Distribution Plans  . . . . . . . . . . . . . . . . .     27

Performance Calculations  . . . . . . . . . . . . . .     29

Determination of Net Asset Value  . . . . . . . . . .     36

Additional Purchase and Redemption Information  . . .     36

Portfolio Transactions  . . . . . . . . . . . . . . .     37

Fund Expenses . . . . . . . . . . . . . . . . . . . .     40

Federal Income Taxes  . . . . . . . . . . . . . . . .     41

Capital Stock . . . . . . . . . . . . . . . . . . . .     46

Other . . . . . . . . . . . . . . . . . . . . . . . .     49

Independent Auditors  . . . . . . . . . . . . . . . .     49

Financial Information . . . . . . . . . . . . . . . .     49

SAI Appendix  . . . . . . . . . . . . . . . . . . . .    A-1

                                  INTRODUCTION

         The Company is a registered investment company consisting of twenty-five series including the Funds. MIT is a registered investment company consisting of nine series including the Master Portfolios. Each Fund invests all of its assets in the corresponding Master Portfolio of MIT (as illustrated below), which has the same investment objectives as the related Fund.

Fund                                 Corresponding Master Portfolio

U.S. Government Allocation Fund      U.S. Government Allocation Master Portfolio
Corporate Stock Fund                 Corporate Stock Master Portfolio
Asset Allocation Fund                Asset Allocation Master Portfolio


                            INVESTMENT RESTRICTIONS

         General. Each Master Portfolio has the same investment objective as its related Fund. Each Fund may withdraw its investment in the corresponding Master Portfolio at any time if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's Prospectus and this SAI.

         Fundamental Investment Policies. Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund. Whenever a Fund is requested to vote on a fundamental policy of the Master Portfolio in which it invests, such Fund holds a meeting of Fund shareholders and casts its votes as instructed by such Fund's shareholders.

         The Funds may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Corporate Stock Fund and the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry (but the Fund will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);

         (7) make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (7);

         (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);


         (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; or

         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

         Each Fund may make loans in accordance with its investment policies.

         As a fundamental policy, each Fund may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

         Non-Fundamental Investment Policies. Each Fund is subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of the shareholders.

         The Funds may not:

         (1) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

         (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

         (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

         (4) invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         Fundamental Investment Policies of the Master Portfolios. Each Master Portfolio has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio.

         The Master Portfolios may not:

         (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Master Portfolio's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities,
(ii) in the case of the Corporate Stock Master Portfolio and the Asset Allocation Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Master Portfolio, money market instruments invested in the banking industry (but the Master Portfolio will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry);

         (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

         (3) purchase or sell commodities or commodity contracts; except that each Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

         (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an





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
issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting;

         (7) make investments for the purpose of exercising control or management;

         (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Master Portfolio may borrow up to 20% of the current value of each such Master Portfolio's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Master Portfolio's net assets (but investments may not be purchased by such Master Portfolios while any such outstanding borrowings exceed 5% of the respective Master Portfolio's net assets);

         (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Master Portfolio may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Master Portfolio may purchase securities with put rights in order to maintain liquidity; or

         (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.

         Each Master Portfolio may make loans in accordance with their investment policies.

         Non-Fundamental Investment Policies. Each Master Portfolio is subject to the following non-fundamental policies which may be changed by a majority vote of the Board of Trustees of MIT at any time and without approval of the shareholders.

         The Master Portfolios may not:

         (1) purchase or retain securities of any issuer if the officers or Directors of MIT or Wells Fargo Bank owning beneficially more than one-half of one percent (0.50%) of the securities of the issuer together owned beneficially more than 5% of such securities;

         (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets





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and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

         (3) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets; or

         (4) invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         In addition, the Master Portfolios may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and Wells Fargo Bank will waive its advisory fees for that portion of the Master Portfolios' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         MIT may make commitments more restrictive than the restrictions listed above, so as to permit the sale of shares of a feeder fund that invests in the Master Portfolio in certain states. Should MIT determine that a commitment is no longer in the best interest of the Master Portfolio and its interestholders, MIT reserves the right to revoke the commitment by terminating the sale of such Master Portfolio's shares in the state involved.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         PORTFOLIO SECURITIES. To the extent set forth in the Prospectus and SAI, each Master Portfolio may invest in the securities described below.

         Asset Allocation Model. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts,
(ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Master Portfolio invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 10% increments.



                                      8
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         Unrated Investments.  Each Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Master Portfolio. After purchase by a Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Portfolio. Neither event will require a sale of such security by such Master Portfolio. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

         Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Master Portfolios may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

         Pass-Through Obligations. The Master Portfolios may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government- sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

         When-Issued Securities. Certain of the securities in which the U.S. Government Allocation Master Portfolio and the Asset Allocation Master Portfolio may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. These Master Portfolios only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When- issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

         Each Master Portfolio will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Master





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Portfolio's commitments to purchase when-issued securities.  If the value of these assets declines, the Master Portfolio will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

         Loans of Portfolio Securities. All of the Master Portfolios may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Master Portfolio could experience delays in recovering securities or collateral or could lose all or
part of the value of the loaned securities.   Any securities that a Master
Portfolio may receive as collateral will not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Master Portfolios will lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by any of the Master Portfolios will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolios may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, MIT, its Adviser, or its Distributor.

         Futures Contracts and Options Transactions. The Corporate Stock Fund may engage in futures transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).





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         The Corporate Stock Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         The Corporate Stock Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash, U.S. Government obligations or other high-quality debt instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

         Initially, when purchasing or selling futures contracts the Corporate Stock Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

         Although the Corporate Stock Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a





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
futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e. seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

         Each Master Portfolio may enter into futures contracts and may purchase and write options thereon. Upon the exercise, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Master Portfolio.

         Foreign Currency Transactions. If a Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIT's custodian cash or high-grade debt securities in a segregated account of the Master Portfolio in an amount at least equal to the value of the Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Master Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, a Master Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during





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the period between the Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to a Master Portfolio of engaging in current transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which a Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

         The purchase of options on currency futures allows a Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

         Future Developments. Each Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

         Stock Index Options. The Master Portfolios may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a Master Portfolio's total assets and the value of the options written may not exceed 10% of the value of the Master Portfolio's total assets.

         The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Master Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock,





                                       13
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whether a Master Portfolio will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

         When a Master Portfolio writes an option on a stock index, the Master Portfolio will place in a segregated account with the Master Portfolio's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

         Stock Index Futures and Options on Stock Index Futures. Each Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

         Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. Each Master Portfolio may also sell options on interest- rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.

         Interest-Rate and Index Swaps. Each Master Portfolio may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If a Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Master Portfolio contractually is entitled to receive. Each Fund and Master Portfolio may invest up to 10% of its respective net assets in interest-rate and index swaps.

         Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Master Portfolios may purchase are considered derivatives. The Master Portfolios may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

         Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Master Portfolio's investment objective, does not expose the Master Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

         The use of derivatives by the Master Portfolios also is subject to broadly applicable investment policies. For example, a Master Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Master Portfolio use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.

         Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a





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domestic issuer.  Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. None of the Master Portfolios may invest 25% or more of its assets in foreign obligations.

         Warrants. The Master Portfolios each may invest no more than 5% of their respective net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolios may not only purchase warrants on securities in which they may invest directly.

ASSET ALLOCATION MODEL

         BGFA compares the Asset Allocation Master Portfolio's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 10% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Master Portfolio generally will invest the net proceeds from the sale of shares of the Master Portfolio and will liquidate existing Master Portfolio investments to meet net redemption requirements in a manner that best allows the Master Portfolio's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Master Portfolio will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short- term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Master Portfolio maintain positions in any particular asset class or classes.

         Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other





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portfolios is likely to vary among themselves and from the performance of the
Fund and the Master Portfolio. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

         There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Master Portfolio is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

U.S. GOVERNMENT ALLOCATION MODEL

         BGFA compares the U.S. Government Allocation Master Portfolio's investments daily to the U.S. Government Allocation Model's recommended allocation. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Master Portfolio generally will invest the net proceeds from the sale of shares of the Master Portfolio and will liquidate existing Master Portfolio investments to meet net redemption requirements in a manner that best allows the Master Portfolio's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Master Portfolio will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Master Portfolio maintain positions in any particular asset class or classes.

         BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the Master Portfolio. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Although BGFA intends to use the Models as bases for its investment decisions with respect to the Asset Allocation Master Portfolio and U.S. Government Allocation Master Portfolio, BGFA may change from time to time the criteria and methods it uses to implement the model's recommendations if it believes such a change is desirable for a Master Portfolio. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Master Portfolios, the conduct of their affairs and the disposition of the Master Portfolios' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for a Master Portfolio if Wells Fargo Bank determines that any such decision is not consistent with the best interests of a Master Portfolio.

         A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds;
(ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the model is run daily to determine the recommended allocation. The model's recommendations are presently implemented in 10% increments. Because the Master Portfolio may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

                           MANAGEMENT OF THE COMPANY

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



                                             Principal Occupations
Name, Age and Address      Position          During Past 5 Years
---------------------      --------          ---------------------
Jack S. Euphrat, 74        Director          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45        Director,         Senior Vice President

                           Chairman and      of Stephens; Manager
                           President         of Financial Services
                                             Group; President of
                                             Stephens
                                             Insurance Services
                                             Inc.; Senior Vice
                                             President of
                                             Stephens
                                             Sports Management
                                             Inc.; and President of
                                             Investor Brokerage
                                             Insurance Inc.

Thomas S. Goho, 54         Director          T.B. Rose Faculty
321 Beechcliff Court                         Fellow-Business,
Winston-Salem, NC  27104                     Wake Forest University
                                             Calloway School, of
                                             Business and
                                             Accountancy; Associate
                                             Professor of Finance
                                             of the School of Business
                                             and Accounting at Wake
                                             Forest University since 1983.

Joseph N. Hankin, 55       Director          President, Westchester
75 Grasslands Road                           Community College since
Valhalla, N.Y. 10595                         1971; President of Hartford
(Appointed as of September 6, 1996)          Junior College from 1967 to
                                             1971; Adjunct Professor of
                                             Columbia University
                                             Teachers College since
                                             1976.

*W. Rodney Hughes, 70      Director          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78        Director          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52       Director          Private Investor;
10 Legrae Street                             Real Estate
Charleston, SC 29401                         Developer; Chairman
                                             of Renaissance
                                             Properties Ltd.;
                                             President of  Morse
                                             Investment
                                             Corporation; and Co-
                                             Managing Partner of
                                             Main Street Ventures.

Richard H. Blank, Jr., 40  Chief             Associate of
                           Operating         Financial Services
                           Officer,          Group of Stephens;
                           Secretary and     Director of Stephens
                           Treasurer         Sports Management
                                             Inc.; and Director of
                                             Capo Inc.

                               COMPENSATION TABLE

                                       Year Ended                   Period Ended
                                   December 31, 1995             September 30, 1996
                             -----------------------------  ----------------------------
                                                Total                         Total
                               Aggregate     Compensation    Aggregate     Compensation
                             Compensation  from Registrant  Compensation from Registrant
                                 from          and Fund         from         and Fund
     Name and Position        Registrant       Complex       Registrant      Complex
     -----------------       ------------  ---------------  ------------ ---------------
      Jack S. Euphrat           $10,188        $39,750         $9,750        $29,250
         Director

      *R. Greg Feltus            $-0-           $-0-           $-0-           $-0-
         Director

       Thomas S. Goho           $10,188        $39,750         $9,750        $29,250
         Director

      Joseph N. Hankin            N/A            N/A           $-0-           $-0-
          Director

       *Zoe Ann Hines            $-0-           $-0-           $-0-           $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes          $ 9,438        $37,000         $8,250        $24,750
          Director

      Robert M. Joses           $ 9,938        $39,000         $9,750        $29,250
          Director

      *J. Tucker Morse          $ 8,313        $33,250         $8,250        $24,750
          Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment

Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

         MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets into a corresponding Master Portfolio of MIT. The Funds and other entities investing in the corresponding Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Funds' and Master Portfolios' expenses and management.

         A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of such Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

         The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. A Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in a Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of such Fund or Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in each Fund's SAI under "Management."

         INVESTMENT ADVISER. Wells Fargo Bank provides investment advisory services to each Master Portfolio pursuant to an Investment Advisory Agreement dated April 30, 1996 with MIT. Each such Investment Advisory Agreement will be referred to as the "Advisory Agreement". The Advisory Agreements provide that Wells Fargo Bank shall furnish to the Master Portfolios investment guidance and policy direction in connection with the daily portfolio management of each Master Portfolio. Pursuant to the Advisory Agreements, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. As to each Master Portfolio, the applicable Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) MIT's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIT's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIT or Wells Fargo Bank, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Advisory Agreement is terminable without penalty, on 60 days' written notice, by MIT's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares or, on not less than 60 days' written notice, by Wells Fargo Bank. Each Advisory Agreement terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Wells Fargo Bank has engaged BGFA to provide sub-investment advisory services to each Master Portfolio of MIT pursuant to a Sub-Investment Advisory

Agreement (the "Sub-Advisory Agreement") dated April 30, 1996. As to each Master Portfolio, the Sub-Advisory Agreement has an initial two-year term, and will thereafter be subject to annual approval by (i) MIT's Board of Trustees or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIT's Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Master Portfolio or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Sub-Advisory Agreement is terminable without penalty, on 60 days' written notice, by MIT's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's interests. The Sub-Advisory Agreement terminates automatically upon an assignment (as defined in the 1940 Act). Subject to the direction of MIT's Board of Trustees and the overall supervision and control of Wells Fargo Bank and MIT, BGFA is responsible for investing and reinvesting the Master Portfolios' assets. BGFA has agreed to furnish to Wells Fargo Bank periodic reports on the investment activity and performance of the Master Portfolios, and such additional reports and information as Wells Fargo Bank and MIT's Board of Trustees and officers shall reasonably request.

         Wells Fargo Bank has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the U.S. Government Allocation Master Portfolio and the Asset Allocation Master Portfolio, average maturities of the portfolios of each of those Master Portfolios.

         Prior to the Funds' conversion to master/feeder structure on April 29, 1996, Wells Fargo Bank provided investment advisory services directly to the Funds. After the Funds' conversion to master/feeder structure, Wells Fargo Bank provided investment advisory services to each Fund's corresponding Master Portfolio. For the years ended December 31, 1993, 1994 and 1995 and the period ended September 30, 1996 the Fund paid advisory fees to Wells Fargo Bank as indicated below. For the period begun April 29, 1996 and ended September 30, 1996, these amounts represent advisory fees paid by the Master Portfolios on behalf of the corresponding Funds. No advisory fees were waived during these periods.

     Fund/            Year Ended      Year Ended      Year Ended     Period Ended     Period Ended
Master Portfolio       12/31/93        12/31/94        12/31/95        04/28/96         09/30/96
----------------       --------        --------        --------        --------         --------
Asset Allocation       $3,136,581     $3,907,880      $3,814,364       $1,353,641       $1,764,081
Corporate Stock        $1,248,207     $1,259,739      $1,398,439       $  538,107       $  710,941
U.S. Government        $1,090,400     $1,034,079      $  680,049       $  231,278       $  308,379
  Allocation

         Prior to the Reorganization on January 1, 1996, WFNIA provided sub-advisory services directly to the Funds. After the Reorganization on January 1, 1996, BGFA provided sub-advisory services to each Fund. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. (the "Reorganization"). After the Funds' conversion to master/feeder structure on April 29, 1996, BGFA provided sub-advisory services to each Fund's corresponding Master Portfolio. For the years ended December 31, 1993, 1994 and 1995, Wells Fargo paid to WFNIA, and for the periods ended April 28 and September 30, 1996, Wells Fargo paid to BGFA the sub-advisory fees indicated below with respect to the Funds and Master Portfolios, respectively:

     Fund/            Year Ended      Year Ended      Year Ended     Period Ended    Period Ended
Master Portfolio       12/31/93        12/31/94        12/31/95        04/28/96        09/30/96
----------------       --------        --------        --------        --------        --------
Asset Allocation       $1,586,982      $2,106,980      $2,043,249      $758,967        $956,278
Corporate Stock        $  239,319      $  241,489      $  269,787      $105,272        $136,733
U.S. Government        $  366,951      $  353,761      $  244,478      $ 84,527        $107,540
Allocation

         ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Master Portfolio. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens, the Company and MIT, Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of each Fund's and Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolios), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund and Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' and the Master Portfolios' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

         For the fiscal years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following dollar amounts of administrative fees to Stephens, the sole administrator during these periods, at the annual rate of 0.05% of the Fund's average daily net assets:

                        Year Ended         Year Ended         Year Ended         Period Ended
     Fund                12/31/93           12/31/94           12/31/95            09/30/96
     ----                --------           --------           --------            --------
Asset Allocation         $238,347           $315,787           $306,436            $257,419
Corporate Stock          $ 74,804           $ 75,748           $ 92,555            $ 79,533
U.S. Government          $ 65,395           $ 62,168           $ 40,803            $ 32,354
Allocation

         SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

         SHAREHOLDER SERVICING AGENT. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds have entered into shareholder servicing agreements with Wells Fargo Bank. The dollar amount of shareholder servicing fees paid by the Corporate Stock Fund and each class of the Asset Allocation and U.S. Government Allocation Funds is listed below:

                                                              Year-Ended                  Period Ended
            Fund                                           December 31, 1995           September 30, 1996
            ----                                           -----------------           ------------------
Corporate Stock Fund                                           $  861,478                  $   793,396

Asset Allocation Fund:  Class A                                $3,029,551                  $ 2,464,701

Asset Allocation Fund:  Class B                                $   34,813                  $   109,487

U.S. Government Allocation Fund: Class A                       $  406,707                  $   310,872

U.S. Government Allocation Fund: Class B                       $    1,322                  $    12,668

         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Barclays Global Investors, N.A. ("BGI") acts as the custodian for the Funds and the Master Portfolios. For its services as custodian, BGI receives an asset-based fee and transaction charge from the respective Funds. For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds did not pay any custody fees.


         Wells Fargo Bank has been retained to act as the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent for the Funds' Class A and B shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets for Class A and B shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.



         For the year ended December 31, 1995 and the period ended September 30, 1996, the Funds paid transfer and dividend disbursing agency fees to Wells Fargo Bank as follows:

                                              Year Ended                   Period Ended
            Fund                           December 31, 1995            September 30, 1996(1)
           ----                            -----------------            ---------------------
Asset Allocation Fund                          $470,918                     $662,394
Corporate Stock Fund                           $ 43,987                     $153,589
U.S. Government Allocation Fund                $ 95,715                     $ 77,292

----------

(1)   These amounts reflect fee waivers.

         UNDERWRITING COMMISSIONS. For the fiscal years ended December 31, 1993 and 1994, the Funds' distributor retained $26,215,173 and $5,415,227, respectively, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Fund shares. For the fiscal years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Fund shares.

         For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Registrant's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives retained $399,809 of such commissions.

         For the period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Registrant's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.


                               DISTRIBUTION PLANS

         As indicated in each Fund's respective Prospectus, each of the Funds has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plans for the Corporate Stock Fund and the shares now designated the Class A Shares of each other Fund were adopted by the Company's Board of Directors on October 22, 1991, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the respective Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors"), and were approved by the initial shareholder of each Fund on December 31, 1991. The Plans for the Class B shares of each Fund having such shares were adopted by the Company's Board of Directors, including a majority of the Qualified Directors, on July 27, 1994.

         The Plans in effect for the Corporate Stock Fund and the Class A Shares of each other Fund allow such Funds to defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of each such Fund by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets or average daily net assets attributable to Class A Shares of such Fund, as the case may be. The plans for the Corporate Stock Fund and Class A Shares of the other Funds provide only for the reimbursement of actual expenses. The plans for the Class B Shares allow each Fund with such shares to pay to Stephens Inc., as compensation for distribution- related services provided, or as reimbursement for distribution-related expenses incurred a monthly fee at the annual rate of up to 0.70% of the average daily net assets attributable to the Class B Shares of each respective Fund. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens. In addition, each Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

         Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any agreements related to the Plans ("Agreements") also must be approved by majority vote of the Directors and the Qualified Directors. Such Agreements will terminate automatically if assigned. The Corporate Stock Fund may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of such Fund. Each of the Funds with Class A and Class B shares may terminate such Agreements at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the Class of shares affected by such Agreement. The amounts payable under each Plan may not be increased materially without, in the case of the Corporate Stock Fund, the approval of a majority of the voting securities of such Fund, or, in the case of the other Funds, without the approval of a majority of the voting securities of each Class of Funds effected by such Agreements. Material amendments to a Plan may not be made except by affirmative vote of a majority of both the Directors of the Company and the Qualified Directors.

         Each Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

         For the year ended December 31, 1995, the Funds paid the fees and/or expenses listed below pursuant to their 12b-1 distribution plans.

                                                 Printing &
                                                  Mailing          Marketing           Compensation
      Fund                       Total           Prospectus        Brochures            to Dealers
      ----                       -----           ----------        ---------            ----------
Asset Allocation
     Class A                     $955,893          $58,656          $897,237                   N/A
     Class B                      $59,525              N/A               N/A               $59,525

Corporate Stock                   $41,620          $16,503           $25,117                   N/A

U.S. Government Allocation
     Class A                      $95,225          $19,422          $ 75,803                   N/A
     Class B                      $13,468              N/A               N/A               $13,468


         For the period ended September 30, 1996, the Funds paid the fees and/or expenses listed below pursuant to their 12b-1 distribution plans.


                                                 Printing &
                                                  Mailing          Marketing           Compensation
      Fund                       Total           Prospectus        Brochures            to Dealers
      ----                       -----           ----------        ---------            ----------
Asset Allocation
     Class A                     $154,937          $10,773          $144,164                    N/A
     Class B                     $255,252              N/A               N/A               $255,252

Corporate Stock                  $174,041          $10,228          $163,813                    N/A

U.S. Government Allocation
     Class A                     $ 11,912          $   464          $ 11,448                    N/A
     Class B                     $ 27,524              N/A               N/A               $ 27,524


         For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Plan for each Class.


                            PERFORMANCE CALCULATIONS

         As described in the Prospectuses for each Fund, the IRA Funds of the Trust were reorganized into the corresponding Funds of the Company on January 2, 1992. Therefore, the performance information for the Funds is based on that of the IRA Funds for the periods prior to January 2, 1992, and reference should be made to the footnotes to the condensed financial information in the "Financial Highlights" section of each Prospectus regarding differences in investment objectives, policies and/or restrictions between certain of the Funds and the IRA Funds, which may affect the relevance of the performance information provided below.

         TOTAL RETURN: Each Fund may advertise certain total return information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the Funds, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

 Average Annual Total Return for the Applicable Period Ended September 30, 1996

              Inception(1) Inception  Five Year   Five Year  Three Year  Three Year   One Year    One Year
                 With          No        With         No        With          No        With         No
                 Sales       Sales       Sales       Sales      Sales       Sales       Sales       Sales
    Fund        Charge(2)    Charge     Charge      Charge      Charge      Charge     Charge      Charge
    ----        ------       ------     ------      ------      ------      ------     ------      ------
Asset
Allocation
     Class A    10.73%       11.25%     10.71%      11.74%      8.29%       9.96%       5.49%      10.46%
     Class B    17.22%       18.23%       N/A         N/A        N/A         N/A        7.07%      10.06%

Corporate
Stock(3)          N/A        14.28%       N/A       14.05%       N/A        16.20%       N/A       19.06%

U.S.
Government
Allocation
     Class A     7.37%       7.88%       6.60%       7.60%      0.57%       2.13%      -1.25%       3.44%
     Class B     6.82%       7.90%        N/A         N/A        N/A         N/A       -0.32%       2.61%


(1) Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95; Corporate Stock - 1/25/84.

(2) With respect to periods ended September 30, 1996, the term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

(3) The Corporate Stock Fund has been in operation for over ten years without any sales charges. Its

      Average Annual Total Return for the ten year period ended September 30, 1996 was 13.54%.

         CUMULATIVE TOTAL RETURN: Each Fund may advertise cumulative total return. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  Cumulative Total Return for the Applicable Period Ended September 30, 1996

             Inception(1) Inception  Ten Year   Ten Year   Five Year  Five Year  Three Year  Three Year
                With         No       With         No       With         No        With         No
                Sales       Sales     Sales      Sales      Sales      Sales       Sales       Sales
    Fund       Charge(2)   Charge     Charge     Charge     Charge     Charge     Charge      Charge
    ----       ------      ------     ------     ------     ------     ------     ------      ------
Asset
Allocation
     Class A   173.65%     186.51%     N/A        N/A       66.29%     74.17%     26.99%      32.96%
     Class B     32.05%     34.05%     N/A        N/A        N/A        N/A         N/A         N/A

Corporate
Stock            N/A       442.32%     N/A      256.09%      N/A       92.93%       N/A       56.90%

U.S.
Government
Allocation
     Class A    97.65%     106.94%     N/A        N/A       37.68%     44.21%      1.72%       6.53%
     Class B    12.24%     14.24%      N/A        N/A        N/A        N/A         N/A         N/A

(1) Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95; Corporate Stock - 1/25/84.

(2) The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").


         YIELD CALCULATIONS: As indicated in its Prospectus, the U.S. Government Allocation Fund may advertise certain yield information on their shares. As and to the extent required by the SEC, yield on each Class of shares, will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

           Yield for the Applicable Period Ended September 30, 1996(1)


          Fund                                                      Thirty Day Yield
          ----                                                      -----------------
U.S. Government Allocation
     Class A                                                              4.93%
     Class B                                                              4.72%

-----------

(1)  This figure reflects any reimbursed expenses throughout the period.

         The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

         In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for each Fund or each Class of shares of the Funds, as the case may be, may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of each Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

         From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares of a Fund, the Company may quote the performance or price-earning ratio of a Fund or Class of shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, sap's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Fund or Class of shares, as appropriate, will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

         In addition, performance information for a Class of shares of the U.S. Government Allocation Fund, the Asset Allocation Fund and the shares of the Corporate Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare results of a Fund or Class of shares with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

         From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the U.S. Government Allocation Fund and the corresponding Master Portfolio and the Asset Allocation Fund and the corresponding Master Portfolio and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Master Portfolio. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Master Portfolio might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

         The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


         The Company also may disclose in sales literature the distribution rate on the shares of each class of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.



                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each Master Portfolio or per share for each Class of each Master Portfolio is determined by the Custodian of the Master Portfolio on each day the NYSE is open for trading.

         Securities of a Master Portfolio for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolios for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

GENERAL

         MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the MIT's Board of Trustees, Wells Fargo Bank is responsible for each Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the MIT to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available.

         Except in the case of equity securities purchased by the Corporate Stock Master Portfolio and the Asset Allocation Master Portfolio, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Master Portfolio's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         The Corporate Stock and Asset Allocation Master Portfolios. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Master Portfolio will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

         In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolios to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolios. The Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolios may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolios by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolios are not reduced because Wells Fargo Bank receives such services.

         Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid the following for brokerage commissions, none of which were paid to affiliated brokers:

Fund                     Dec. 31, 1993          Dec. 31, 1994         Dec. 31, 1995         Sept. 30, 1996
----                     -------------          -------------         -------------         --------------
Asset Allocation           $294,861                $99,002               $34,488                $6,561
Corporate Stock             $30,123                $31,896               $8,696                 $6,233
U.S. Government              $- 0 -                 $- 0 -                $- 0 -                 $-0-
Allocation

         Securities of Regular Broker/Dealers. As of December 31, 1995 the Asset Allocation Fund owned securities of J.P. Morgan & Co., Inc. in an amount equal to $1,895,104. The other Funds did not own securities of their regular broker-dealers. As of September 30, 1996, none of the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act.

         Portfolio Turnover Rate: The historically higher portfolio turnover rate for the U.S. Government Allocation Master Portfolio should not adversely affect this Master Portfolio because portfolio transactions ordinarily are made directly with principals on a net basis and, consequently, this Master Portfolio usually does not incur brokerage expenses. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Adviser or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectuses describe generally the tax treatment of distributions by each Master Portfolio and each Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10%
of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligation and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, each Fund will be deemed to own a proportionate share of the corresponding Master Portfolio's assets. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

             Each Fund seeks to qualify as regulated investment company by investing substantially all of its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of a Master Portfolio shall be deemed to have been "passed through" to its corresponding Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent a Master Portfolio were to accrue but not distribute any interest, dividends or gains, its corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where a

Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by such Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option written by it, such Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Funds derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit each Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), its corresponding Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If a Master Portfolio invests in a PFIC, the corresponding Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by each Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolios will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the prospectus applicable to each shareholder address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

         The Funds are three of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-two other funds.

         Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         The Asset Allocation and U.S. Government Allocation Funds have two classes of shares -- Class A shares and Class B shares. The Corporate Stock Fund has a single class of shares. With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of a Fund or Class represents an equal proportional interest in the Fund or Class with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non- assessable by the Company.

         MIT is an open-end, series management investment company organized as a Delaware business trust. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT's liabilities and obligations, but only to the extent MIT property is not sufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

         The Declaration of Trust further provides that obligations of MIT are not binding upon its Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

         The interests in each Master Portfolio of MIT have substantially identical voting and other rights as those rights described above for shares of the Funds. MIT may dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever a Fund is required to vote on a matter with respect to MIT, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of MIT, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

         Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of Fund or 5% or more of the voting securities of each Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997

                           NAME AND                CLASS; TYPE         PERCENTAGE           PERCENTAGE
       FUND                 ADDRESS                OF OWNERSHIP         OF CLASS             OF FUND
       ----                --------                ------------        ----------           ----------
ASSET ALLOCATION   Wells Fargo Bank                   Class A            74.34%               66.60%
                   P.O. Box 63015               Beneficially Owned
                   San Francisco, CA  94163

U.S. GOVERNMENT    Wells Fargo Bank                   Class A            51.90%               47.10%
ALLOCATION         P.O. Box 63015               Beneficially Owned
                   San Francisco, CA  94163

CORPORATE STOCK    Wells Fargo Bank                  Class A             95.71%               95.71%
                   P.O. Box 63015               Beneficially Owned
                   San Francisco, CA  94163


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

         The Registration Statements for MIT and the Company, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

         The portfolio of investments, financial statements and independent auditors' report for the Funds contained in the Company's Annual Reports dated September 30, 1996, as filed with the SEC on December 9, 1996, are hereby incorporated by reference into this SAI. The portfolio of investments, audited financial statements and independent auditors' reports are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Asset Allocation, Corporate Stock and U.S. Government Allocation Master Portfolios of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

         Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

         Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             AGGRESSIVE GROWTH FUND

                              CLASS A AND CLASS B

                         ------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the AGGRESSIVE GROWTH FUND (the "Fund"). The Fund offers two classes of shares -- Class A Shares and Class B Shares. This SAI relates to both such classes of shares. The investment objective of the Fund is described in its Prospectus under the section entitled "How the Fund Works -- Investment Objectives and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Capital Appreciation Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to MIT.

             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                         ------------------------------

                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .      3
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . .     15
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . .     19
Additional Purchase and Redemption Information  . . . . . . . . . . .     19
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . .     20
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . .     23
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . .     31
Financial Information . . . . . . . . . . . . . . . . . . . . . . . .     31
Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .     F-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

             (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

With respect to fundamental investment policy (7), the Fund and the Master Portfolio do not intend to loan their portfolio securities during the coming year.

             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following non- fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.

             The Fund and the Master Portfolio may not:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;

             (3) write, purchase or sell puts, calls or options or any combination thereof, except to the extent described in the Prospectus and except that the Fund may purchase securities with put rights in order to maintain liquidity;

             (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (5) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer; nor

             (6) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

             In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

             As a matter of non-fundamental policy, the Fund and the Master Portfolio may each invest up to 25% of their respective net assets in securities of foreign governmental issues that are denominated in and pay interest in U.S. dollars.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                   Principal Occupations
Name, Age and Address      Position                During Past 5 Years
---------------------      --------                ---------------------
Jack S. Euphrat, 74        Director                Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45        Director,               Senior Vice President
                           Chairman and            of Stephens; Manager
                           President               of Financial Services
                                                   Group; President of
                                                   Stephens
                                                   Insurance Services
                                                   Inc.; Senior Vice
                                                   President of Stephens
                                                   Sports Management
                                                   Inc.; and President of
                                                   Investor Brokerage
                                                   Insurance Inc.

Thomas S. Goho, 54         Director                T.B. Rose Faculty
321 Beechcliff Court                               Fellow-Business,
Winston-Salem, NC  27104                           Wake Forest University
                                                   Calloway School, of
                                                   Business and
                                                   Accountancy; Associate Professor of Finance
                                                   of the School of Business and Accounting at
                                                   Wake Forest University since 1983.


Joseph N. Hankin, 55       Director                President, Westchester
75 Grasslands Road                                 Community College since
Valhalla, N.Y. 10595                               1971; President of Hartford
(appointed as of                                   Junior College from 1967 to
September 6, 1996)                                 1971; Adjunct Professor of
                                                   Columbia University
                                                   Teachers College since
                                                   1976.

*W. Rodney Hughes, 70      Director                Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78        Director                Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52       Director                Private Investor; Real Estate
10 Legrae Street                                   Developer; Chairman
Charleston, SC 29401                               of Renaissance
                                                   Properties Ltd.;
                                                   President of  Morse
                                                   Investment
                                                   Corporation; and Co-
                                                   Managing Partner of
                                                   Main Street Ventures.

Richard H. Blank, Jr., 40  Chief                   Associate of
                           Operating               Financial Services
                           Officer,                Group of Stephens;
                           Secretary and           Director of Stephens
                           Treasurer               Sports Management
                                                   Inc.; and Director of
                                                   Capo Inc.

                               COMPENSATION TABLE

                                         Year Ended                            Period Ended
                                         ----------                            -------------
                                      December 31, 1995                     September 30, 1996
                                     ------------------                     ------------------
                                                   Total                                    Total
                               Aggregate      Compensation from       Aggregate       Compensation from
                             Compensation        Registrant          Compensation         Registrant
    Name and Position       from Registrant   and Fund Complex      from Registrant    and Fund Complex
    -----------------       ---------------   ----------------      ---------------    ----------------
     Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
        Director

     *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
        Director

      Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
        Director

     Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
         Director

      *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
        Director
     (resigned as of
    September 6, 1996)

    *W. Rodney Hughes           $9,438             $37,000              $8,250              $24,750
         Director

     Robert M. Joses            $9,938             $39,000              $9,750              $29,250
         Director

     *J. Tucker Morse           $8,313             $33,250              $8,250              $24,750
         Director


             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment

Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets into the Capital Appreciation Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the

Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the portfolio of the Master Portfolio.


            For the period begun February 21, 1996 and ended September 30, 1996, the Master Portfolio paid to Wells Fargo Bank $453,282 in advisory fees. No fees were waived.


             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory

Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             Wells Fargo Bank also serves as Custodian and Transfer and Dividend Disbursing Agent for the Fund and the Master Portfolio. See "Custodian and Transfer and Dividend Disbursing Agent."

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Master Portfolio. Under the respective Administration and Co- Administration Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun February 21, 1996 and ended September 30, 1996, the Fund paid to Stephens, the sole administrator during this period, $3,829 in administration fees. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Fund's average daily net assets.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Custodian, Transfer and Dividend Disbursing Agent." Wells Fargo Bank has been retained to act as Custodian and Transfer and Dividend Disbursing Agent for the Fund and the Master Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.


             For its services as transfer and dividend disbursing agent for the Fund's Class A and B shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets for Class A and B shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for reasonable out-of-pocket expenses.


             For the period begun February 21, 1996 and ended September 30, 1996, the Fund paid no custodial fees or transfer and dividend disbursing agency fees to Wells Fargo Bank.

             UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

             For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

             For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.


                               DISTRIBUTION PLAN

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Distribution Plans." As indicated in the Prospectus, the Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for the Class A and B shares of the Fund. The Plan for the Class A Shares and the Plan for the Class B Shares were each adopted by the Board of Directors on November 15, 1995, including a majority of the Directors who were not

"interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

             Under the Plan and pursuant to the Distribution Agreement, the Fund may pay the Distributor, as reimbursement for distribution-related expenses and compensation for distribution-related services, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A Shares and up to 0.75% of the average daily net assets attributable to the Class B Shares of the Fund. The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Non-Interested Directors. Such Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

             Each Plan requires that the Company shall provide to the Directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

             For the period begun February 21, 1996 and ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.

                                                         Printing &
                                                           Mailing       Marketing      Compensation to
                                          Total          Prospectus      Brochures        Underwriters
                                          -----          ----------      ---------        ------------
                   Class A                $ -0-            $ -0-           $ -0-              N/A

                   Class B               $32,412           N/A             N/A            $32,412



                                 SERVICING PLAN

             As indicated in the Fund's Prospectus, the Fund has adopted a Servicing Plan ("Servicing Plan") with respect to its Class A and Class B Shares. The Board of Directors adopted each Servicing Plan on November 15, 1995. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the Servicing Agreements for the Class A Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class A Shares. Under the Servicing Plan and pursuant to the Servicing Agreements for the Class B Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Class B Shares. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             Each Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non- Interested Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             Each Servicing Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

             For the period begun February 21, 1996 and ended September 30, 1996, the Fund paid no shareholder servicing fees to Wells Fargo Bank.

                            PERFORMANCE CALCULATIONS

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

             As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

      The total return information presented below and advertised by the Fund for the period prior to February 21, 1996, the date the Fund commenced operations, is based upon the prior performance of the Strategic Growth Fund of Overland Express Funds, Inc., (the "Predecessor Fund"). The performance information is adjusted to reflect each class' current level of operating expenses. The Class A and B Shares of the Fund track the performance of the Predecessor Fund's Class A and D Shares, respectively.


 Average Annual Total Return for the Applicable Period Ended September 30, 1996

             Inception(1)     Inception      Three Year      Three Year       One Year       One Year
              With Sales       No Sales      With Sales       No Sales       With Sales      No Sales
   Class       Charge(2)        Charge         Charge          Charge          Charge         Charge
   -----       ------           ------         ------          ------          ------         ------
     A          24.21%          25.76%         18.20%          20.04%           8.25%         13.36%
     B          21.89%          22.09%         18.95%          19.18%           9.60%         12.60%

(1) Both Classes of the Aggressive Growth Fund commenced operations on February 21, 1996. The Predecessor Fund commenced operations on January 20, 1993 for its Class A Shares and July 1, 1993 for its Class D Shares.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for the Class A shares of the Fund means a front-end sales load of 4.50%, and for Class B Shares means a maximum contingent deferred sales charge ("CDSC") of 3.00%.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


      Cumulative Total Return for the Applicable Period Ended September 30, 1996

                     Inception(1)            Inception             Three Year           Three Year
                     With Sales             No Sales              With Sales             No Sales
     Class             Charge(2)              Charge                Charge                Charge
     -----             ------                 ------                ------               -------
       A               123.45%               133.96%                65.12%                72.96%
       B                90.31%                91.31%                68.30%                69.30%

(1) Both Classes of the Aggressive Growth Fund commenced operations on February 21, 1996. The Predecessor Fund commenced operations on January 20, 1993 for its Class A Shares and July 1, 1993 for its Class D Shares.

(2) For all periods ended September 30, 1996, the term "Sales Charge" for the Class A shares of the Fund means a front-end sales load of 4.50%, and for Class B Shares means a maximum contingent deferred sales charge ("CDSC") of 3.00%.

             From time to time and only to the extent the comparison is appropriate for a class of Shares of the Fund, the Company may quote performance or price-earning ratios of a class of Shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc.,

Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares the Fund is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund or the Master Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or the Master Portfolio or current or potential value with respect to the particular industry or sector.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Purchase of Shares." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by the Custodian of the Fund on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 4:00 p.m. Pacific time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

             Securities of Regular Brokers or Dealers.        As of September
30, 1996, the Fund owned no securities of its "regular brokers or dealers" or their parents as defined in the Act.

             On December 31, 1995, the Predecessor Fund to the Master Portfolio owned securities of its "regular brokers or dealers or their parents", as defined in the 1940 Act, as follows: $1,638,000 of Goldman Sachs & Co. Government Repurchase Agreement.

             Brokerage Commissions. The Fund and the Predecessor Fund paid brokerage commissions as follows for the years ended December 31, 1994 and 1995, and the periods thereafter beginning January 1, 1996 and February 21, 1996, respectively.

          Fund          Dec. 31, 1994      Dec. 31, 1995       Feb. 20, 1996        Sept. 30, 1996
          ----          -------------      -------------       -------------        --------------
Aggressive Growth            N/A                N/A                 N/A                $194,498

Predecessor Fund           $171,356          $190,359               N/A                   N/A


             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the
reinvestment in other securities.    A high portfolio turnover rate should not
result in the Master Portfolio paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain

Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.


             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor
Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

             If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of two classes of shares, Class A Shares and Class B Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by series unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and would be voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.


             The Trust is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that MITees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Trust also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

            Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                          NAME AND                 CLASS; TYPE      PERCENTAGE     PERCENTAGE
      FUND                ADDRESS                  OF OWNERSHIP      OF CLASS        OF FUND
      ----                -------                  ------------      --------        -------
AGGRESSIVE          Wells Fargo Bank                 Class A          62.05%         43.90%
GROWTH FUND         P.O. Box 63015                 Beneficially
                    San Francisco, CA  94163          Owned

                    Stephens Inc.                                     9.57%           6.80%
                    111 Center Street                Class A
                    Little Rock, AR  72201        Record Holder


      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' reports for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Capital Appreciation Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong."

Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             ARIZONA TAX-FREE FUND
                                 BALANCED FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                               EQUITY VALUE FUND
                      GOVERNMENT MONEY MARKET MUTUAL FUND
                             INTERMEDIATE BOND FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND
                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                             CLASS A AND CLASS B

                     -----------------------------------

      Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains additional information about two classes of shares generally offered in eleven funds of the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds"). The ARIZONA TAX-FREE, CALIFORNIA TAX-FREE BOND, CALIFORNIA TAX-FREE INCOME, NATIONAL TAX-FREE and OREGON TAX-FREE FUNDS (sometimes, collectively, the "Tax-Free Funds"), the GOVERNMENT MONEY MARKET MUTUAL, PRIME MONEY MARKET MUTUAL and TREASURY MONEY MARKET MUTUAL FUNDS (sometimes, collectively, the "Money Market Funds") and the BALANCED, EQUITY VALUE and INTERMEDIATE BOND FUNDS all offer Class A shares. In addition, Class B shares are offered by all except the Money Market Funds and the California Tax- Free Income Fund. The investment objective of each Fund is described in the applicable Prospectus under "How the Funds Work -- Investment Objective(s) and Policies."

      This SAI is not a Prospectus and should be read in conjunction with the Prospectus applicable to each Fund, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund have the meanings assigned in that Fund's Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.



                     -----------------------------------

                               TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

Special Considerations Affecting Arizona Municipal Obligations  . . . . . . . . . . . . . . . . . .   30

Special Considerations Affecting California Municipal Obligations . . . . . . . . . . . . . . . . .   31

Special Considerations Affecting Oregon Municipal Obligations . . . . . . . . . . . . . . . . . . .   35

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40

Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53

Servicing Plans and Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . .   68

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73

Taxes     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         All Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73
         Tax-Free Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1


                                    GENERAL

     Stagecoach Funds, Inc. (the "Company" and, at times, "Stagecoach") is an open-end management investment company offering shares in separately managed
investment portfolios.   The California Tax-Free Bond and California Tax-Free
Income Funds (sometimes referred to as the "California Funds") were originally organized as funds of Stagecoach. All other Funds herein are sometimes referred to as the "New Funds." The Arizona Tax-Free, Intermediate Bond, National Tax- Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust ("Westcore") under the following names:
Arizona Intermediate Tax-Free, Bonds Plus, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, each of these Funds was reorganized as an investment portfolio of Pacifica Funds Trust ("Pacifica" or the "predecessor Company"). The Balanced, Equity Value, and Government Money Market Mutual Funds were originally organized as investment portfolios of Pacifica under the following names: Balanced, Equity Value, and Government Money Market Funds, respectively. The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from its commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985; on October 1, 1994, it was reorganized as the Pacific American Money Market Portfolio of Pacifica; and, in July of 1995, it was renamed the Pacifica Prime Money Market Fund. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

         On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of each predecessor portfolio as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). Each of the following portfolios of Pacifica was reorganized as the specified Stagecoach Fund:

   PACIFICA FUNDS TRUST PORTFOLIO NAME                         STAGECOACH FUND NAME
   -----------------------------------                         --------------------
    Pacifica Arizona Tax-Exempt Fund                          Arizona Tax-Free Fund
         Pacifica Balanced Fund                                   Balanced Fund
         Pacifica Equity Value                                  Equity Value Fund
 Pacifica Government Money Market Fund                 Government Money Market Mutual Fund
    Pacifica Intermediate Bond Fund                           Intermediate Bond Fund
   Pacifica National Tax-Exempt Fund                          National Tax-Free Fund
    Pacifica Oregon Tax-Exempt Fund                            Oregon Tax-Free Fund
    Pacifica Prime Money Market Fund                      Prime Money Market Mutual Fund
  Pacifica Treasury Money Market Fund                   Treasury Money Market Mutual Fund


                            INVESTMENT RESTRICTIONS

         The Funds are subject to the investment limitations enumerated below which may be changed with respect to a particular Fund only by a vote of a majority of the holders of such Fund's outstanding shares (see "Capital Stock" below).

         The Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds may not:

         1. Purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Intermediate Bond and Oregon Tax-Free Funds may enter into futures contracts and related options.

         2. Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

         3. Purchase securities of companies for the purpose of exercising control.

         4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

         6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options, and except that the Intermediate Bond Fund may enter into transactions in options on securities, futures contracts and options on futures contracts.

         7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

         The Intermediate Bond Fund may not:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

         2. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         As a matter of non-fundamental policy (which may be changed without shareholder vote), the Intermediate Bond Fund may not (i) invest in mineral leases and (ii) purchase, hold or deal in real estate limited partnerships.

         The Arizona, National and Oregon Tax-Free Funds may not:

         1. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options.

         2. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

         3. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         The Oregon Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The Arizona Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The National Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

         The California Tax-Free Income Fund may not:

             (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and (ii) obligations of the United States Government, its agencies or instrumentalities.

             (2) Purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts).

             (3) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

             (4) Underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.

             (5) Make investments for the purpose of exercising control or management.

             (6) Issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets.

             (7) Write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

             (8) Make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

             With respect to fundamental investment policy (8), the Fund does not intend to loan its portfolio securities during the coming year.

             The California Tax-Free Income Fund is subject to the following non-fundamental policies (which may be changed without shareholder vote).

             (1) The Fund may not purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

             (2) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) The Fund may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (4) The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (5) The Fund may invest not more than 5% of its net assets at the time of purchase in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange.

             (6) The Fund will not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

             (7) The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies that have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

         The California Tax-Free Bond Fund may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers) and (ii) obligations of the United States Government, its agencies or instrumentalities;

             (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions with regard to the Fund and except for margin payments in connection with options, futures and options on futures or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management;

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

             (7) write, purchase or sell puts, calls, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.


             The California Tax-Free Bond Fund is subject to the following non-fundamental policies (which may be changed without shareholder vote):

             (1) The Fund may not purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) The Fund may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (4) The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. These unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax.

         The Balanced, Equity Value and Government Money Market Mutual Funds, except as indicated, may not:

         1. With respect to the Government Money Market Mutual Fund, invest more than 10% of the aggregate value of its total assets in investments that are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, variable- and floating-rate demand notes requiring receipt of principal note amount on more than seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange).

         2. Borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

         3. Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectuses or the SAI. No Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets.

         4. Invest in companies for the purpose of exercising control or management.

         5. Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds listed above except the Government Money Market Mutual Fund may invest up to 10% of their net assets in shares of other investment companies.

         6. Invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions.

         7. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets.

         8. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

         9. Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

         10. Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         11. Mortgage, pledge, or hypothecate any of its assets, except as described in Investment Restriction No. 2.

         12. Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its adviser, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         13. Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges.

         14. Write, purchase or sell puts, calls or combinations thereof, except that all Funds listed above except the Government Money Market Mutual Fund may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities.

         15. Invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.


         The Prime Money Market Mutual and the Treasury Money Market Mutual Funds may not:

         1. Purchase common stocks, and with respect to the Treasury Money Market Mutual Fund, voting securities, (with respect to the Prime Money Market Mutual Fund including preferred stocks, warrants or other equity securities and, with respect to the Treasury Money Market Mutual Fund, including state, municipal or industrial revenue bonds) except for securities of other investment companies.

         2. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets.

         3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of a Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

         4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, for the Treasury Money Market Mutual Fund, maintain a short position.

         5.  Write put or call options.

         6. Underwrite the securities of other issuers, except as a Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

         7. Invest in companies for the purpose of exercising control.

         8. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

         10. Lend its portfolio securities in excess of one-third of the value of its total assets.

         As a non-fundamental policy (which may be changed without shareholder vote), any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, and the Fund will maintain collateral of the borrower equal at all times to at least the current market value of the securities loaned.

         11. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to the Treasury Money Market Mutual Fund, such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

         12. Purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) with respect to the Prime Money Market Mutual Fund, instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clause
(a) and, with respect to the Prime Money Market Mutual Fund, clause (b).

         The Prime Money Market Mutual Fund may not:

         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interests therein.

         The Treasury Money Market Mutual Fund may not:

         1.  Purchase or sell real estate.

         2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.


         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than





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15% (10% in the case of the Money Market Funds) of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         In addition, in accordance with current SEC regulations, the Money Market Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

         The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

         Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither the Prime Money Market Mutual Fund nor the Treasury Money Market Mutual Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

         For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         U.S. Government Obligations. Each Fund may invest in various types of U.S. Government obligations in accordance with the policies described in its Prospectus. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government- sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

         Repurchase Agreements. Each New Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each New Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         The Prime and Treasury Money Market Mutual Funds may engage in a repurchase agreement with respect to any security in which they are authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months.


        Bank Obligations. Each New Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Commercial Paper. The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

         Investment Company Securities. Each Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The California Funds may invest in such securities in accordance with their respective investment policies.

         Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. For the Money Market Funds, these obligations ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% (10% for each of the Money Market Funds) of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Floating- and variable-rate demand instruments acquired by the Arizona, National and Oregon Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the adviser has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


         Loans of Portfolio Securities. In accordance with the policies described in their Prospectuses, the Funds (except the Arizona, National and Oregon Tax-Free Funds) may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high- quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

         Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect. The California Tax-Free Bond Fund does not intend to invest more than 5% of its net assets in such securities during the coming year.

         Unrated Investments. The California Tax-Free Bond and California Tax-Free Income Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by such Fund. After purchase, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by these Funds. Neither event will require a sale of such security by the Funds. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

         Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the California Tax-Free Bond and California Tax-Free Income Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

         Pass-Through Obligations. Certain of the debt obligations which the California Tax-Free Bond and California Tax-Free Income Funds may purchase may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass- through obligation. Variations in the maturities of pass-through obligations will affect the yield of the Funds. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass- through obligations. The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

         Mortgage-Backed Securities. As stated in the Prospectuses, certain Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage- backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

         Asset-Backed Securities. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset- backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Municipal Obligations. Municipal obligations in which a Fund may invest subject to the investment policies disclosed in its Prospectus include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

         The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. A Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Private activity bonds include industrial development bonds, which are a specific type of revenue bond backed by the credit and security of a
private user.   The credit
quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest received thereon is exempt from federal income tax but nevertheless subject to the federal alternative minimum tax. Neither California Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

         The Tax-Free Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

         TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         As stated in the Prospectuses, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be





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considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Arizona, California and Oregon obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Arizona, California and Oregon obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re- evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

         As stated in the Prospectus, the Intermediate Bond Fund may, when deemed appropriate by the adviser in light of the Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends paid by the Intermediate Bond Fund that are derived from interest of municipal obligations would be taxable to the Fund's shareholders for federal income tax purposes.

         The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of





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outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

         Investments in Warrants. Although they have no present intention to do so, the Balanced, Equity Value, California Tax-Free Bond and California Tax-Free Income Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

         Stand-By Commitments. The Arizona, National and Oregon Tax-Free Funds may acquire stand-by commitments with respect to municipal obligations held by such Funds. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

         Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

         Foreign Securities. Because certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         The Equity Value and Balanced Funds may also invest in ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars, although the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which could reduce the yield on such securities. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository may be required to provide under its contractual arrangement with the issuer.

         Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments





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
in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

         Options Trading. Certain Funds may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Intermediate Bond Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

         The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Intermediate Bond Fund will not exceed 25% of the value of its net assets. The use of covered call options and securities put options will not be a primary investment technique of the Intermediate Bond Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.





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
         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Stock Index Futures Contracts and Options on Stock Index Futures Contracts The Equity Value and Balanced Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

         The Equity Value and Balanced Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

         Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

         Borrowing and Reverse Repurchase Agreements. Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Nationally Recognized Statistical Ratings Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

         Rule 144A. It is possible that unregistered securities, purchased by the Prime Money Market Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

         The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions over time.

         Arizona state government general fund revenue growth in fiscal year 1996 is forecast to increase just 4.1%, although growth would be projected at 10.9% but for legislative changes, principally an income tax reduction measure enacted in 1995. The 6.8% adjusted projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1996 with a total general fund balance of approximately $579 million. The amount of this balance is approximately 12.5% of total general fund expenditures for fiscal year 1996. Included in the total balance is a general fund ending balance of approximately $347 million, and a budget stabilization ("rainy day") fund balance of approximately $232 million.

         The fiscal year 1997 budget adopted by the legislature assumes that the total general fund balance carried forward from fiscal year 1996 will be drawn down by approximately $230 million during the course of fiscal year 1997. Based on this assumption, the total general fund balance at the end of fiscal year 1997 should be lower than for fiscal year 1996.

         Additionally, the 1995 legislature enacted a $200 million income tax reduction package, and the 1996 legislature enacted a $200 million property tax reduction package. There may be additional legislative activity during 1997 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

         Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

         Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

         The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

         The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

         The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."
         However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

         Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

         On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992.
Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

         State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

         Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

         Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

         In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

         Other Information. Certain debt obligations held by the California Tax-Free Funds may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a California Tax-Free Fund would not be paid in a timely manner.

         Certain debt obligations held by the California Tax-Free Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

         The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

         The concentration of the Oregon Tax-Free Fund in Oregon obligations raises additional considerations for investors in that portfolio, as discussed below.

         State Bonds and Revenues

         As of September 1, 1996, $3.64 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including $125.1 million in general obligation bonds supported by the budget for the State's general fund and $3.52 billion of self-supporting general obligation bonds. The State's self- supporting general obligation bonds include $2.90 billion of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

         In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

         Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1995-97 biennium, approximately 96.6% of the State's revenues for the 1995-97 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's September 1, 1996 economic and revenue forecast predicts that State General Fund revenues for the 1995-97 biennium will exceed the legislatively approved budget forecast by approximately $331.6 million (or 4.8%).

         The Economy

         Oregon's economy is projected to maintain a substantial portion of its momentum through the end of 1997. Oregon remains one of the fastest growing states in the country. High technology manufacturing and the service sector are the primary engines driving the State economy. Despite the positive overall tone at year end, there were definite signs of slowing in the construction and the national/international semiconductor industry.

         The Oregon economy appears to have ample momentum to continue growing through 1997, though the pace is likely to be slower than the previous two-year period. Expansion of the State's semiconductor industry and its suppliers will likely remain the key engine driving growth in the State. Rising wages and a continuing flow of new residents are expected to generate jobs in the State's service and trade sectors. The primary factors likely to slow growth over the next two years are dwindling supply of skilled labor and flattening of the construction boom.

         Oregon's income, employment and population are expected to increase faster than the country as a whole over the 1995 to 2003 period as they have since 1987. However, job growth is expected to slow in 1996 and 1997. The State's population is projected to grow by 13.5 percent between 1995 and 2003, a gain of 422,000 people.

         Oregon has successfully restructured from an economy highly dependent on the timber industry to one in which high technology manufacturing and services also play a prominent role. The fundamentals appear to be in place for the State to continue growing faster than the overall U.S. economy through 2001. Despite the generally favorable long-term outlook, rising housing and labor costs are expected to begin pushing the State's growth rate back toward the national average. Moreover, the State's growing dependence on the semiconductor industry is likely to lead to some unstable conditions as the industry expands and contracts in response to national and international pressures.

         Recent Environmental Developments

         In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

         Recent Developments Affecting Government Revenues.

         Ballot Measure 5. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

         The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

         The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

         Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1995 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school districts operating revenues.

         Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 47, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

         Ballot Measure 47. At the November 5, 1996 general election, the voters of the State of Oregon approved a constitutional amendment creating new sections 11g, 11h, 11i and 11j within Article XI of the Oregon Constitution. The initiative proposing these amendments was commonly referred to as "Ballot Measure 47" or "Cut and Cap."

         Ballot Measure 47 will generally reduce the revenues of local governments available from ad valorem property taxes starting on July 1, 1997. For fiscal year 1997-98, the amount of tax which may be collected from each property subject to taxation is limited to the lesser of the amount due for fiscal year 1995-96 reduced by ten percent (10%) or the amount due for fiscal year 1994-95. Future increases in annual ad valorem property taxes which can be collected from each property subject to taxation are limited to three percent (3%) unless certain exceptions apply. Ballot Measure 47 also contains provisions limiting local governments' ability to shift activities previously funded in whole or in part from ad valorem property tax revenues to a user fee or other form of non-ad valorem property tax basis. One of the exceptions is for taxes levied to pay bonded indebtedness which has been approved by the voters in accordance with certain specific and new guidelines contained in Ballot Measure 47.

         By its terms, Ballot Measure 47 does not affect the revenues of governmental units which do not rely upon the collection of ad valorem property taxes, such as the State, or governmental operations which are supported solely from user fees and charges, such as many municipal utilities. However, its revenue reducing provisions are expected to create new financial burdens on the State revenue resources as well as on the revenue resources of units of government which levy and collect ad valorem property taxes. Such burdens are expected to arise, at least in part, from the potential need for the State to assist units of local government adversely affected by the implementation of Ballot Measure 47. Although the actual impact of Ballot Measure 47 on a particular unit of local government cannot presently be determined because the methodology for applying its provisions to individual properties has not yet been established, it is anticipated that the general fund operations of many local government units will be materially adversely affected by its revenue reduction and revenue growth limiting provisions.

         The Initiative Process. The Oregon Constitution reserves to the people of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

         Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

         To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by a number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

         Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1996, no initiatives had qualified to be placed on the November 1998 general election ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 47." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

         It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

         Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 47 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes expected to be adopted relating to Measure 47 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

         The Oregon Bond Market. There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.


                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President

                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance
                                                                             of the School of
                                                                             Business and
                                                                             Accounting at Wake Forest
                                                                             University since 1983.

Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 6, 1996)                                          Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse

                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE

                                                          Year Ended                            Period Ended
                                              ---------------------------------       ----------------------------------
                                                       December 31, 1995                     September 30, 1996
                                              ---------------------------------       ----------------------------------
                                                                      Total                                  Total
                                                Aggregate         Compensation         Aggregate          Compensation
                                              Compensation      from Registrant       Compensation       from Registrant
                                                  from              and Fund              from               and Fund
                     Name and Position         Registrant           Complex            Registrant            Complex
                     -----------------        ------------      ---------------       ------------       ---------------
                      Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
                         Director

                      *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
                         Director

                       Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
                         Director

                      Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
                          Director

                       *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
                         Director
                      (resigned as of
                     September 6, 1996)

                     *W. Rodney Hughes            $9,438            $37,000              $8,250              $24,750
                          Director

                      Robert M. Joses             $9,938            $39,000              $9,750              $29,250
                          Director

                      *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
                          Director



         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


         INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to an advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. The Company's Board of Directors approved advisory contracts with Wells Fargo Bank on behalf of each Fund. Pursuant to the advisory contracts, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

         Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below, of the average daily value of each Fund's net assets during the preceding month.

                                                            Annual Rate
  Fund Name                                        (as percentage of net assets)
  ---------                                        -----------------------------
 o     Arizona Tax-Free                                     0.50%
 o     Balanced                                             0.60%
 o     California Tax-Free Bond                             0.50%
 o     California Tax-Free Income                           0.50%
 o     Equity Value                                         0.50%
 o     Government Money Market Mutual                       0.25%
 o     Intermediate Bond                                    0.50%
 o     National Tax-Free                                    0.50%
 o     Oregon Tax-Free                                      0.50%
 o     Prime Money Market Mutual                            0.25%
 o     Treasury Money Market Mutual                         0.25%

         The advisory contracts continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

      For the period ended September 30, 1996, and the years ended December 31, 1995, 1994 and 1993, the California Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                        September 30, 1996      December 31, 1995     December 31, 1994        December 31, 1993
                        ------------------      -----------------     -----------------        -----------------
                          Fees      Fees        Fees        Fees      Fees       Fees         Fees        Fees
       Fund               Paid     Waived       Paid       Waived     Paid      Waived        Paid       Waived
       ----               ----     ------       ----       ------     ----      ------        ----       ------
California Tax-Free   $1,202,280      $-0-   $1,542,893       -0-   $368,134  $1,728,107   $2,157,487          -0-
   Bond
California Tax-Free   $  281,991   $18,321   $  236,632   $31,013       -0-   $  279,496   $   38,402   $  122,967
  Income

      Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the New Funds. For the fiscal year ended September 30, 1996 the Funds paid the advisory fees indicated below and the indicated amounts were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.

                            Investment Advisory Fees

                                 Fiscal Year Ended September 30, 1996
                                 ------------------------------------
           Fund                        Fees Paid   Fees Waived
           -----                       ---------   -----------
 o   Arizona Tax-Free                 $   22,457   $   98,300
 o   Balanced                         $  750,323   $    4,608
 o   Equity Value                     $1,378,145         $-0-
 o   Government Money Market Mutual   $  274,640         $-0-
 o   Intermediate Bond                $  227,965   $   39,513
 o   National Tax-Free                     $- 0-   $   67,463
 o   Oregon Tax-Free                  $  173,249   $   57,377
 o   Prime Money Market Mutual        $1,845,269   $1,553,968
 o   Treasury Money Market Mutual     $2,442,922   $2,073,426

         Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisers to the predecessor portfolios of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as adviser to the predecessors of the Intermediate Bond Fund and Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as adviser to the predecessor of the Arizona Tax-Free Fund. For the periods ended

September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for these Funds were entitled to receive advisory fees from the Funds at the same annual rates as those that were in effect for WFIM. For these periods, the prior advisers were entitled to receive the following amounts in advisory fees:

                            Investment Advisory Fees

                              Period Ended           Period Ended      Period Ended
Fund                         Sept. 30, 1995*          May 31, 1995       May 31,1994
------------------------------------------------------------------------------------
Arizona Tax-Free                $41,159                $124,904           $128,905
Intermediate Bond               $94,698                $275,948           $318,000
National Tax-Free               $24,173                $ 67,845           $ 57,059
Oregon Tax-Free                 $84,999                $256,430           $269,574

*        The Funds changed their fiscal year from May 31 to September 30.


         For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for the predecessors of the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds waived advisory fees and reimbursed expenses in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                Period Ended       Period Ended      Period Ended
Fund                           Sept. 30, 1995*     May 31, 1995       May 31, 1994
----------------------------------------------------------------------------------
Arizona Tax-Free                  $66,373            $166,803          $172,383
Intermediate Bond                 $     0            $      0          $      0
National Tax-Free                 $68,667            $145,244          $141,590
Oregon Tax-Free                   $43,995             $84,770          $104,948

*        The Funds changed their fiscal year from May 31 to September 30.


         Prior to March 18, 1994, the adviser for the Balanced, Equity Value and Government Money Market Mutual Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

         During the fiscal years ended September 30, 1995 and September 30, 1994, the adviser (and prior adviser, as the case may be) was entitled to receive advisory fees from the Balanced, Equity Value and Government Money Market Mutual Funds at the same annual rates as those currently in effect. For such fiscal years, the adviser (and prior adviser, as the case may be) was entitled to receive the following amounts in advisory fees:

                            Investment Advisory Fees

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                   $579,850               $683,626
Equity Value                               $992,870               $953,400
Government Money Market                    $383,269               $442,842

         During the fiscal years ended September 30, 1995 and September 30, 1994, the adviser (or prior adviser, as the case may be) waived advisory fees and reimbursed expenses for the Balanced, Equity Value and Government Money Market Mutual Funds in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                      $0                     $0
Equity Value                                  $0                     $0
Government Money Market                       $0                     $0

         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid to the adviser by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                         Investment Advisory Fees Paid*

                                     Year Ended           Period Ended         Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994      March 31, 1994
-------------------------------------------------------------------------------------------
Prime Money Market Mutual            $  693,315             $330,715          $737,811
Treasury Money Market Mutual         $1,160,424             $454,029          $900,919

      *These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as sub-investment advisors during the periods indicated.

         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co- Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

         For the period ended September 30, 1996, and the fiscal years ended December 31, 1995, 1994 and 1993, the California Funds paid the following dollar amounts of administrative fees to Stephens who, as sole administrator to the Funds for these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each Fund's average daily net assets:

                              Administration Fees

                                       Sept. 30,         Dec. 31,          Dec. 31,           Dec. 31,
      Fund                               1996             1995               1994               1993
      ----                               ----             ----               ----               ----
California Tax-Free Bond               $73,687           $93,013           $126,570           $130,939
California Tax-Free Income             $18,371           $16,793           $      0           $  9,912


         Prior to September 6, 1996, the administrator of the Pacifica predecessor portfolios (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of all such Funds except the Prime Money Market Mutual and Treasury Money Market Mutual Funds (which were administered until April 22, and April 15, 1996, respectively, by the Dreyfus Corporation), at the annual rate of 0.10% of each such Fund's average daily net assets. The tables reflect the net amounts paid (after waivers) for administrative services by the Funds to Stephens as sole administrator to the Funds for the period begun September 6, 1996 and ended September 30, 1996, during which Stephens was entitled to receive a fee, payable monthly, at the
annual rate of 0.05% of each Fund's average daily net assets.   The table also
reflects the net administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                              Administration Fees

                                      Year Ended
            Fund                    September 30, 1996
            -----                   ------------------
 o   Arizona Tax-Free                 $    24,636
 o   Balanced                         $   130,709
 o   Equity Value                     $   240,273
 o   Government Money Market Mutual   $   120,179
 o   Intermediate Bond                $    55,482
 o   National Tax-Free                $    14,138
 o   Oregon Tax-Free                  $    49,627
 o   Prime Money Market Mutual        $ 1,230,872
 o   Treasury Money Market Mutual     $ 1,745,759


         Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the administrator for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the following amounts for the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994:

                              Administration Fees

                             Period Ended         Year Ended        Year Ended
FUND                        Sept. 30, 1995*      May 31, 1995      May 31, 1994
--------------------------------------------------------------------------------
Arizona Tax-Free                $4,116              $12,490           $12,890
Intermediate Bond               $9,470              $27,595           $31,800
National Tax-Free               $2,417              $ 6,785           $ 5,706
Oregon Tax-Free                 $8,500              $25,643           $26,957

*        The Funds changed their fiscal year from May 31 to September 30.

         For the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994, ALPS waived administration fees for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds in the following amounts:

                           Administration Fees Waived

                                Period Ended           Year Ended         Year Ended
FUND                           Sept. 30, 1995*        May 31, 1995      May 31, 1994
------------------------------------------------------------------------------------
Arizona Tax-Free                   $0                    $    0             $    0
Intermediate Bond                  $0                    $    0             $    0
National Tax-Free                  $0                    $2,018             $4,210
Oregon Tax-Free                    $0                    $    0             $    0

*        The Funds changed their fiscal year from May 31 to September 30.

         During the fiscal years ended September 30, 1995 and September 30, 1994, Furman Selz was entitled to receive administration services fees from the Balanced, Equity Value, and Government Money Market Mutual Funds in the following amounts:

                              Administration Fees

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $193,283                 $227,896
Equity Value                                 $330,957                 $317,992
Government Money Market Mutual               $255,512                 $295,228

         For the fiscal years ended September 30, 1995 and September 30, 1994, Furman Selz waived administration fees for the Balanced, Equity Value, and Government Money Market Mutual Funds in the following amounts:

                           Administration Fees Waived

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $19,328                   $22,808
Equity Value                                 $33,096                   $31,972
Government Money Market Mutual               $25,550                   $29,523


During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to the Dreyfus Corporation by the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:
                              Administration Fees

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       Mar. 31, 1994
-------------------------------------------------------------------------------------------
Prime Money Market Mutual               $577,763            $275,596            $614,901
Treasury Money Market Mutual            $921,886            $347,499            $690,137


         SPONSOR AND DISTRIBUTOR. As discussed in each Fund's Prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

         SHAREHOLDER SERVICING AGENT. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds approved Servicing Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25% (and with respect to the California Funds, not to exceed 30%), on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (NASD).

         The dollar amounts of shareholder servicing fees paid by each California Fund to Wells Fargo Bank or its affiliates for the fiscal year ended December 31, 1995 and the period ended September 30, 1996 were as follows:

                          Shareholder Servicing Fees

       Fund                                  Dec. 31, 1995       Sept. 30, 1996(1)
       ----                                  -------------       --------------
California Tax-Free Bond
   Class A                                       $59,642            $  88,029
   Class B                                       $     0            $  11,130

California Tax-Free Income                       $     0            $       0

-----------
(1)   After waivers and reimbursements.

         For the period begun October 1, 1995 and ended September 5, 1996, and under similar service agreements, payments were made to First Intestate Bancorp for the following funds, except that for the same period, and under similar service agreements with certain institutions, including affiliates of FICM, payments were made to various institutions for the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following shareholder servicing fees for the year ended September 30, 1996:

                         Shareholder Servicing Fees(1)
                         -----------------------------
                                                                  Year Ended
      Fund                                                   September 30, 1996
      -----                                                  ------------------
 Arizona Tax-Free                      Class A                    $   429
                                       Class B                      N/A

 Balanced                              Class A                    $76,743

                                           Class B        N/A

 Equity Value                              Class A   $ 36,350
                                           Class B        N/A

 Government Money Market Mutual                      $155,369

 Intermediate Bond                         Class A   $    379
                                           Class B        N/A

 National Tax-Free                         Class A       $-0-
                                           Class B        N/A

 Oregon Tax-Free                           Class A   $ 49,136
                                           Class B        N/A

 Prime Money Market Mutual                 Class A   $801,388

 Treasury Money Market Mutual              Class A   $153,899


___________
(1)   After waivers and reimbursements.

         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo
Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.


         For its services as transfer and dividend disbursing agent for the Class A and B shares of the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of the Class A and B shares of the Non-Money Market Funds, and 0.10% of the average daily net assets of the Class A shares of the Money Market Funds.



         Under the prior transfer agency agreement for the California Funds, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a California Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

         For the year ended December 31, 1995 and the period ended September 30, 1996, the California Tax-Free Bond and California Tax-Free Income Funds did not pay any custody or transfer and dividend disbursing agency fees to Wells Fargo Bank.

         Under the prior transfer agency agreement for the New Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Non-Money Market New Funds and 0.07% of the average daily net assets of the Class A shares of the Money Market Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

         FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

         For the period begun October 1, 1995 and ended September 5, 1996 the custody fees for FICAL, and for the period begun September 6, 1996 and ended September 30, 1996 the custody fees for Wells Fargo Bank, were paid as follows:

                                 Custody Fees(1)

                                    Fiscal Year Ended
           Fund                    September 30, 1996
           -----                   ------------------
 o  Arizona Tax-Free                     -0-
 o  Balanced                             -0-
 o  Equity Value                     $  40,035
 o  Government Money Market Mutual   $  18,315
 o  Intermediate Bond                    -0-
 o  National Tax-Free                    -0-
 o  Oregon Tax-Free                      -0-
 o  Prime Money Market Mutual        $  73,023
 o  Treasury Money Market Mutual     $ 252,183

---------

(1)   After waivers and reimbursements.

         UNDERWRITING COMMISSIONS. For the years ended December 31, 1993 and 1994, the Company's distributor retained $26,215,173 and $5,415,227, respectively in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of Company shares. For the years ended December 31, 1993 and 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $378,895 and $904,274, respectively, in underwriting commissions in connection with the purchase or redemption of Company shares.

         For the year ended December 31, 1995, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $1,584,545. Stephens retained $1,251,311 of such commissions. WFSI and its registered representatives retained $333,234 of such commissions.

         For the period ended September 30, 1996, the aggregate amount of underwriting commissions on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

         For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.



                               DISTRIBUTION PLANS

         Stephens (the "Distributor"), at 111 Center Street, Little Rock, Arkansas 72201, serves as sponsor, co- administrator and distributor for the Funds. The following information supplements and should be read in conjunction with the Prospectus under "Distribution Plans." As indicated in each Fund's Prospectus, each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of its shares. The Plans for the Class A shares and Class B shares of the Funds, as the case may be, were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

         Under the Plans and pursuant to the Distribution Agreement, the Funds may pay the Distributor as compensation for distribution-related activities and services provided and related expenses incurred, a monthly fee at an annual rate up to 0.05% of the average daily net assets of the Intermediate Bond Fund, Tax-Free Funds and Money Market Funds and 0.10% of the average daily net assets of the Balanced and Equity Value Funds, attributable to Class A shares; 0.75% of the average daily net assets of the Arizona, National and Oregon Tax-Free Funds, Intermediate Bond, Balanced and Equity Value Funds and 70% of the average daily net assets of the California Tax-Free Bond Fund, attributable to Class B shares.

         The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

         Pursuant to Rule 12b-1, a distribution plan must be initially approved (and reapproved annually thereafter) by the Board of Directors, including a
majority of the Non-Interested Directors of the Company.   Agreements related
to the Plans also must be approved by such vote of the Directors and Non-Interested Directors. Selling agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of a Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

         Each Plan requires the Company to provide the Directors, and the Directors to review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Rule also requires that the selection and nomination the Non-Interested Directors of the Company be made by such non-interested directors.

         Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' Class A and B shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Class A and B shares of the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

      For the nine-month period ended September 30, 1996, the California Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.


                                                 Printing &
                                                   Mailing          Marketing      Compensation to
         Fund                    Total           Prospectus         Brochures        Underwriters
         ----                    -----           ----------         ---------        ------------
California Tax-Free Bond
Class A                         $ 37,156          $ 1,810            $35,346              N/A
Class B                         $181,578             N/A                N/A             $181,578
California Tax-Free Income      $ 11,584          $    55            $11,528              N/A



         For the year ended December 31, 1995, the California Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                                   Printing &
                                                    Mailing            Marketing      Compensation to
           Fund                    Total           Prospectus          Brochures        Underwriters
           ----                    -----           ----------          ---------        ------------
California Tax-Free Bond
Class A                          $110,033            $24,390           $85,643                N/A
Class B                          $ 82,030                N/A               N/A            $82,030
California Tax-Free Income       $ 13,063            $10,246            $2,817                N/A

         For the year ended December 31, 1995 and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under each California Fund's Plans.

         With regard to the New Funds, for the year ended September 30, 1996, the distributor received the following amounts of 12b-1 fees for expense reimbursement under each Fund's Plan for Class A shares.



                                      Fund                          Total
                                      ----                          -----
                 Arizona Tax-Free Class A                          $20,752

                 Balanced Class A                                  $82,632

                 Equity Value Class A                              $58,241

                 Government Money Market Mutual Class A            $29,161

                 Intermediate Bond Class A                         $  -0-

                 National Tax-Free Class A                         $   146

                 Oregon Tax-Free Class A                           $ 1,013

                 Prime Money Market Mutual Class A                 $62,301

                 Treasury Money Market Mutual Class A              $13,064

         For the period begun September 6, 1996 and ended September 30, 1996, the distributor received compensation in the amount of $36 from the Arizona Tax-Free Fund, and no compensation from the remaining New Funds with class B shares, under each such Funds's Plan for Class B shares.

         Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios pursuant to a Distribution Contract as of October 1, 1995. The figures in the table above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens from September 6 to September 30, 1996. Prior to October 1, 1995, ALPS served as the distributor to the predecessor portfolios of the Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds. ALPS was not entitled to any compensation for its services as distributor for these portfolios.

         Under a distribution plan adopted for the predecessor portfolios' Investor shares, PFD was entitled to be paid directly or reimbursed monthly in amounts described in the Prospectuses for costs and expenses of marketing the Investor shares of the predecessor portfolios of the Equity Value, Intermediate Bond and Arizona, National and Oregon Tax-Free Funds. Under a separate distribution plan for the Money Market Funds, Pacifica, on behalf of the predecessor portfolios paid directly or reimbursed PFD monthly in amounts described in the Prospectus for costs and expenses of marketing their shares.

         During the fiscal year ended September 30, 1995, the predecessor portfolios of the following Funds reimbursed PFD, pursuant to their predecessor plans, in the following amounts:


                                              Equity Value      Balanced              Government
Distribution Plan Reimbursements                 Fund             Fund         Money Market Mutual Fund
--------------------------------                 ----             ----         ------------------------
Advertising and Promotional Materials          $ 10,769         $  3,303               $74,215
Printing and mailing of financial statements
and Prospectus to other than current           $  7,068         $  6,177               $  6,448
shareholders
Compensation to underwriters                          0                0                      0
Compensation to broker/dealers                        0                0                      0
Compensation to sales personnel                       0                0                      0
Financing charges                                     0                0                      0
Total                                          $ 17,837         $  9,480               $ 80,663


                         SERVICING PLANS AND AGREEMENTS

         The Company's Board of Directors adopted a shareholder servicing agreement for each Fund and a servicing plan (collectively, with the shareholder servicing agreement, the "Servicing Plans") with respect to each class of New Fund shares and with respect to Class B shares for the California Tax-Free Bond Fund. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

         Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Class A or B shares, a Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the New Funds' Class A or B shares, and 0.30% of the average daily net assets of the California Tax-Free Bond Fund's Class B shares, attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

         Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the

Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

         Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

         The following information supplements and should be read in conjunction with the sections in each Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

         TOTAL RETURN: The Funds may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         The total return information presented below and advertised by the New Funds for the period prior to September 6, 1996, the date the Funds commenced operations, is based upon the prior performance of the predecessor Funds. The performance information is adjusted to reflect each class' current level of operating expenses.

  Average Annual Total Return - For The Applicable Period Ended September 30,
                                     19961

               Inception(2)  Inception(2)  Five Year     Five Year    Three Year    Three Year     One Year      One Year
                  With            No           With         No           With          No           With            No
 Fund             Sales         Sales         Sales        Sales         Sales        Sales         Sales          Sales
                 Charge        Charge         Charge       Charge       Charge        Charge       Charge         Charge
Arizona Tax-
Free(3)
  Class A         5.17%         6.23%           N/A           N/A        2.24%        3.83%         -1.02%         3.60%
  Class B         5.06%         5.06%           N/A           N/A        2.31%        2.63%         -0.90%         2.10%
Balanced(4)
  Class A         9.77%        10.58%         9.31%         10.32%       6.09%        7.74%          5.52%        10.51%
  Class B         6.62%         6.62%          .30%          9.30%       6.29%        6.59%          5.59%         8.59%
California
Tax-Free
Bond
  Class A         6.22%         7.25%           N/A           N/A        2.22%        3.80%          1.52%         6.28%
  Class B         9.16%        10.23%           N/A           N/A          N/A         N/A           2.57%         5.56%
California
Tax-Free
Income
  Class A         3.75%         4.57%           N/A           N/A        2.63%        3.68%          0.71%         3.86%
Equity
Value(4)
  Class A        11.89%        12.71%         13.38%        14.42%      11.00%       12.71%          9.09%        14.27%
  Class B        11.67%        11.67%         13.29%         3.29%      11.10%       11.37%          8.86%        11.86%
Government
Money Market
Mutual
  Class A4         N/A          5.41%           N/A          3.98%         N/A        4.37%          N/A           4.75%
Intermediate
Bond(3)
  Class A         7.58%         8.18%          5.66%         6.64%       2.64%        4.24%         -0.57%         4.15%
  Class B         7.31%         7.31%          5.78%         5.78%       3.07%        3.38%          0.24%         3.24%
National Tax-
Free(3)
  Class A         3.69%         5.00%           N/A           N/A        2.15%        3.73%         -0.64%         4.03%
  Class B         3.95%         4.19%           N/A           N/A        2.61%        2.93%          0.13%         3.13%
Oregon Tax-
Free(3)
  Class A         6.48%         7.08%          5.37%        6.34%        1.99%        3.56%          0.31%         5.03%
  Class B         6.33%         6.33%          5.61%        5.61%        2.53%        2.84%          1.30%         4.30%

Prime Money
Market
Mutual(5)
  Class A          N/A          5.09%           N/A           N/A           N/A           N/A          N/A         5.09%
Treasury
Money Market
Mutual(5)
  Class A             N/A       4.95%            N/A           N/A           N/A           N/A          N/A         4.95%

(1) The term "Sales Charge" for the Class A shares of the California Tax-Free Income Fund means a front-end sales load of 3.00%. For the Class A shares of the California Tax-Free Bond Fund, the Arizona, National and Oregon Tax-Frees Funds, the Equity Value, Balanced and Intermediate Bond Funds, the term "Sales Charge" means a front- end sales load of 4.50%. There are no sales charges for the Government, Prime and Treasury Money Market Mutual Funds. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

(2)      Each Fund or its predecessor commenced operations as follows:
         California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - January 1, 1992, Class B - January 1, 1995; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Government Mone y Market Mutual - April 26, 1988; Prime Money Market Mutual and Treasury Money Market Mutual - October 1, 1995.

(3) Historical performance for each class of the Arizona, National and Oregon Tax-Free Funds and the Intermediate Bond Fund has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

(4) Historical performance for each class of the Balanced, Equity Value and Government Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Class A performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.

(5) Historical performance for each class of the Prime and Treasury Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Investor Class performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.


         CUMULATIVE TOTAL RETURN: Each Fund may advertise cumulative total return. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

 Cumulative Total Return - For The Applicable Period Ended September 30, 19961

                 Inception(2)  Inception(2)     Five Year     Five Year  Three Year    Three Year
                    With            No            With           No        With            No
                   Sales         Sales          Sales         Sales       Sales         Sales
 Fund              Charge        Charge         Charge        Charge     Charge         Charge
Arizona
Tax-Free(3)
  Class A            25.98%        31.90%          N/A          N/A          6.88%        11.94%
  Class B            25.40%        25.40%          N/A          N/A          7.10%         8.10%
Balanced(4)
  Class A            79.07%        87.49%        56.03%       63.40%        19.42%        25.06%
  Class B            77.54%        77.54%        56.03%       56.03%        20.09%        21.09%
California
Tax-Free
Bond
  Class A            33.20%        39.46%          N/A          N/A          6.82%        11.82%
  Class B            16.59%        18.59%          N/A          N/A           N/A           N/A
California
Tax-Free
Income               15.34%        18.92%          N/A          N/A          8.10%        11.44%
 Class A
Equity
Value(4)
  Class A           101.81%       111.29%        87.34%       96.13%        36.76%        43.20%
  Class B            99.35%        99.35%        86.64%       86.64%        37.15%        38.15%
Government(4)
Money
Market
Mutual
  Class A              N/A         56.01%          N/A        21.54%          N/A         13.70%
Intermediate
e Bond(3)
  Class A            83.87%        92.57%        31.68%       37.89%         8.15%        13.27%
  Class B            80.06%        80.06%        32.41%       32.41%         9.50%        10.50%
National
Tax-Free(3)
  Class A            14.20%        19.60%          N/A          N/A          6.58%        11.60%
  Class B            15.26%        16.26%          N/A          N/A          8.04%         9.04%
Oregon Tax-
Free(3)
  Class A            68.80%        76.79%        29.87%       35.98%         6.09%        11.07%
  Class B            66.83%        66.83%        31.35%       31.35%         7.77%         8.77%
Prime Money
Market
Mutual(5)
  Class A              N/A          5.09%          N/A          N/A           N/A           N/A
Treasury
Money
Market
Mutual(5)
  Class A              N/A          4.95%          N/A          N/A           N/A           N/A

(1) For all periods ended September 30, 1996, the term "Sales Charges" for shares of the California Tax-Free Income Fund means a front-end sales load of 3.00%, and for the Class A shares of the California Tax-Free Bond Fund, the Arizona, National and Oregon Tax-Frees Funds, the Equity Value, Balanced and Intermediate Bond Funds, the term "Sales Charge" means a front-end sales load of 4.50%. There are no sales charges for the Government, Prime and Treasury Money Market Mutual Funds. For all Class B shares the term "Sales Charge" means the maximum applicable contingent deferred sales charge ("CDSC") as described in the respective Fund's Prospectus.

(2)      Each Fund or its predecessor commenced operations as follows:
         California Tax-Free Income - November 18, 1992; California Tax- Free Bond Class A - January 1, 1992, Class B - January 1, 1995; Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Government Mone y Market Mutual - April 26, 1988; Prime Money Market Mutual and Treasury Money Market Mutual - October 1, 1995.

(3) Historical performance for each class of the Arizona, National and Oregon Tax-Free Funds and the Intermediate Bond Fund has been calculated using returns produced by their predecessor funds of Westcore and Pacifica for the applicable periods. Class A performance reflects Pacifica Fund Class A and Westcore Fund performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the Class B shares' inception date of September 6, 1996.

(4) Historical performance for each class of the Balanced, Equity Value and Government Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacfica. Class A performance reflects Pacifica Fund Class A performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.

(5) Historical performance for each class of the Prime and Treasury Money Market Mutual Funds has been calculated using returns produced by their respective predecessor funds of Pacifica. Class A performance reflects Pacifica Fund Investor Class performance. Class B performance also reflects such performance but has been adjusted to reflect Class B share expense levels as of the inception date of September 6, 1996.

         YIELD CALCULATIONS: The Funds may, from time to time, include their yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Intermediate Bond Fund and the Tax-Free Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                                (6)
                            YIELD - 2[(a - b + 1)  -1]
                                       -----
                                        cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. The net investment income of the California Tax-Free Bond Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the California Tax-Free Bond Fund's net investment income. For purposes of sales literature, yield on each class of shares of the Bond Fund also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

Quotations of tax-equivalent yield for a Tax-Free Fund are calculated according to the following formula:

                    TAX EQUIVALENT YIELD = (  E  ) +  t
                                            -----
                                            1 - p

                           E = Tax-exempt yield
                           p = stated income tax rate
                           t = taxable yield

         The tax-equivalent yield for the California Funds also is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

         EFFECTIVE YIELD: Current yields for the Money Market Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

           Yield For The Applicable Period Ended September 30, 1996(1)

                                                               Thirty-Day Tax-          Seven-Day       Seven-Day
                                    Thirty-Day Yield         Equivalent Yield(2)          Yield       Effective Yield
                                    ----------------       ----------------------    ---------------  ---------------
                                   After        Before     After          Before
       Fund                        Waiver       Waiver     Waiver          Waiver    No Sales Charge  No Sales Charge
       ----                        ------       ------     ------          ------    ---------------  ---------------
California Tax-Free Bond
   Class A                         4.69%         4.35%         8.72%         8.09%          N/A           N/A
   Class B                         4.21%         3.87%         7.83%         7.20%          N/A           N/A

California Tax-Free Income
   Class A                         4.85%         3.90%         9.02%         7.25%          N/A           N/A

Intermediate Bond
   Class A                         7.36%          N/A         13.69%          N/A          5.81%          N/A
   Class B                                        N/A           N/A           N/A           N/A           N/A

Arizona Tax-Free Fund
  Class A                            4.66%          N/A         8.17%          N/A         4.66%          N/A
  Class B                             N/A           N/A          N/A           N/A         2.87%          N/A

Oregon Tax-Free Fund
  Class A                            4.62%          N/A         8.41%          N/A         4.91%          N/A
  Class B                             N/A           N/A          N/A           N/A          N/A           N/A

National Tax-Free Fund
  Class A                            4.82%          N/A          N/A           N/A         4.33%          N/A
  Class B                             N/A           N/A          N/A           N/A          N/A           N/A

Govt. Money Market Mutual
  Class A                            4.50%          N/A         7.45%          N/A         4.64%         5.45%


Prime Money Market Mutual
  Class A                            5.07%          N/A         8.39%          N/A         4.99%         5.11%

Treasury Money Market Mutual
  Class A                            4.82%          N/A         7.98           N/A         4.80%         4.91%

-------------------

(1) "After Waiver" figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' shares through September 5, 1996 is also reflected.

(2) Based on a combined federal and state income tax rate of 46.24% for each of the California Tax-Free Bond and Income Funds, and 45.04% and 42.98% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 28.00% for the National Tax-Free Fund and the Intermediate Bond Fund.

         Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

         The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


         The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of shares." Net asset value per share or class of shares of a non-money market Fund is determined by the Funds' Custodian on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

         Net asset value per share or class of shares of a Money Market Fund is determined as of 12:00 noon and 1:00 p.m. Pacific time on each Business Day as described in the Prospectus.

         The Money Market Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Money Market Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of each Money Market Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Money Market Fund must adhere to certain conditions. Each Money Market Fund must maintain a dollar- weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Non-Money Market Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Shares of the Money Market Funds may be purchased on any day the Funds are open for business, provided Wells Fargo Bank also is open for business (for Money Market Funds, a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (for Money Market Funds, each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.


         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Except in the case of equity securities purchased by the Balanced and Equity Value Funds, purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Tax-Free Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             For the Balanced and Equity Value Funds, purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Balanced and Equity Value Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

         Brokerage Commissions. During the years ended December 31, 1993, 1994 and 1995 and the period ended September 30, 1996, the California Funds did not pay any brokerage commissions on portfolio transactions. During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the-counter market.

         Subject to the general supervision and approval of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Prime and Treasury Money Market Mutual Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

         During the years ended September 30, 1996, September 30, 1995 and September 30, 1994, the predecessor portfolio of the Government Money Market Mutual Fund did not pay any brokerage commissions, because all of its portfolio transactions occurred in the over-the-counter market. During the same time periods, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid

                              Year Ended             Year Ended          Year Ended
FUND                         Sept. 30, 1996        Sept. 30, 1995       Sept. 30, 1994
--------------------------------------------------------------------------------------
Equity Value Fund               $575,504               $619,124             $247,218
Balanced Fund                   $254,191               $197,751             $104,835

         During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

      Securities of Regular Broker/Dealers. The Funds may from time to time purchase securities issued by their regular broker/dealers. As of September 30, 1996, the Funds owned securities of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

           Fund                        Amount          Regular Broker/Dealer
-------------------------------------------------------------------------------
 o   Arizona Tax-Free                          $-0-                    N/A
 o   Balanced                       $       720,000    Goldman Sachs & Co.
 o   California Tax-Free Bond                  $-0-                    N/A
 o   California Tax-Free Income                $-0-                    N/A
 o   Equity Value                   $     5,800,000    Goldman Sachs & Co.
 o   Govt. Money Market Mutual      $     2,277,000    Goldman Sachs & Co.
 o   Intermediate Bond              $       984,000    Goldman Sachs & Co.
 o   National Tax-Free                         $-0-                    N/A
 o   Oregon Tax-Free                           $-0-                    N/A
 o   Prime Money Market Mutual      $   166,369,000    Goldman Sachs & Co.
 o   Treasury Money Market Mutual   $   225,975,000    Goldman Sachs & Co.
 o   Treasury Money Market Mutual   $   230,000,000        HSBC Securities
 o   Treasury Money Market Mutual   $   225,000,000   JP Morgan Securities
 o   Treasury Money Market Mutual   $   230,000,000         Morgan Stanley


          As of December 31, 1995, the California Funds did not own any securities of their "regular brokers or dealers" or their parents, as defined in the Act. Furman Selz, the administrator to the predecessor portfolios, did not report in their N-SAR for the fiscal year ended September 30, 1995, that any of the Funds held securities of their regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.

         Portfolio Turnover Rate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES

         In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

         The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

         Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

         Other Distributions. With respect to the Money Market Funds, although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Money Market Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Money Market Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

         If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

         Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         Special Tax Considerations for the Tax-Free Funds. The Tax-Free Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Tax Free Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, a Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

         Shares of a Tax-Free Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the

Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

         The Funds are eleven of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of fourteen other funds.

         With respect to matters that affect one class of a Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

         Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. As of January 2, 1997, no shareholders were known by the Company to own 5% or more of the outstanding Class A or B shares of the California Funds.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                          NAME AND              CLASS; TYPE         PERCENTAGE      PERCENTAGE
                       FUND                ADDRESS              OF OWNERSHIP         OF CLASS         OF FUND
                       ----                -------              ------------            -----         -------
                 ARIZONA TAX-       Stephens Inc.           Class A;                  16.43%           4.80%
                   FREE FUND        111 Center Street       Benefically Owned
                                    Little Rock , AR 72201


                                    Stephens Inc.           Class B                  100.00%            N/A
                                    111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                 BALANCED FUND      Stephens Inc.           Class A                   61.71%          21.20%
                                    111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                                    Stephens Inc.           Class B                   98.95%            N/A
                                    111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                 EQUITY VALUE       Stephens Inc.           Class A                   56.14%           4.90%
                   FUND             111 Center Street       Beneficially Owned
                                    Little Rock , AR 72201

                                    Stephens Inc.           Class B                   9.51%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 76809054

                                    Stephens Inc.           Class B                   5.80%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 76892939

                                    Vladimir Sirota         Class B                   36.11%            N/A
                                    P.O. Box 46399          [Record Holder]
                                    Los Angeles, CA 90046

                                    Stephens Inc.           Class B                   5.45%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 77190754

                                    Stephens Inc.           Class B                   5.45%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 77190768


                                    Stephens Inc.           Class B                 10.97%              N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock , AR 72201  for Acct. 77539283



                 GOVERNMENT         First Interstate Bank   Class A                   31.03%          31.03%
                 MONEY MARKET       (Trustee)               [Record Holder]
                   MUTUAL FUND      Choicemaster
                                    Attn: Mutual Funds
                                    A88-4
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    First Interstate Bank   Class A                   51.26%          51.26%
                                    of California           [Record Holder]
                                    Attn: Fund Accounting
                                    ATM Desk
                                    26610 W. Agoura Road
                                    Calabasas, CA  91302

                 INTERMEDIATE       Stephens Inc.           Class A                   55.11%            N/A
                   BOND FUND        111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72201

                                    D.S. Christopher /      Class A                   5.06%             N/A
                                    Ruth Christopher        [Record Holder]
                                    (Trustees) Inasmuch
                                    Trust
                                    7995 Willowcreek Dr.
                                    Beaumont, TX  77707

                                    Stephens Inc.           Class B                   9.41%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 76888942
                                    72203

                                    Stephens Inc.           Class B                   9.35%             N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for
                                    72203                   Acct. 77085456
                                                                                      5.60%             N/A
                                    Stephens Inc.           Class B
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for
                                    72203                   Acct. 77138803            75.16%            N/A

                                    Vladimir Sirota         Class B
                                    P.O. Box 46393          [Record Holder]
                                    Los Angeles, CA
                                    90046

                 NATIONAL TAX-      Stephens Inc.           Class A                   14.95%           5.80%
                   FREE FUND        111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72203

                                    Byrne Family Trust #2   Class A                   7.47%             N/A
                                    9011 W. Little York     [Record Holder]
                                    Houston, TX  7704_

                                    Stephens Inc.           Class B                  100.00%            N/A
                                    111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72201

                 OREGON TAX         Stephens Inc.           Class A                   14.04%          11.30%
                  -FREE FUND        111 Center Street       Beneficially Owned
                                    Little Rock, AR
                                    72201

                                    Stephens Inc.           Class B                   28.70%            N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 763442051
                                    72203


                                    Stephens Inc.           Class B                   57.07%            N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 76291546
                                    72203

                                    Stephens Inc.           Class B                   14.15%            N/A
                                    P.O. Box 34127          Beneficially Owned
                                    Little Rock, AR         for Acct. 77565917
                                    72203

                 PRIME              Virg & Co               Class A                   96.65%          18.40%
                 MONEY MARKET       Attn:  MF Dept A88-4    [Record Holder]
                   MUTUAL FUND      P.O. Box 9800
                                    Calabasas, CA  91372

                 TREASURY           Virg & Co.              Class A                   92.34%            N/A
                 MONEY MARKET       Attn:  MF Dept. A88-4   [Record Holder]
                  MUTUAL FUND       P.O. Box 9800
                                    Calabasas, CA  91372




         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more that 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                               OTHER INFORMATION

         This Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal year ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. The Company's Annual Reports may be obtained by calling 1-800-222-8222. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.


                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             MONEY MARKET TRUST

                 -------------------------------------------


         Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains additional information about shares offered in one of the funds of the Stagecoach Family of Funds -- MONEY MARKET TRUST (the "Fund"). The Fund offers a single class of shares. The investment objective of the Fund is described in its prospectus under "How the Fund Works -- Investment Objective and Policies."

         This SAI is not a prospectus and should be read in conjunction with the Fund's prospectus also dated February 1, 1997, as may be revised from time to time (the "Prospectus"). All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.



                 -------------------------------------------

                               TABLE OF CONTENTS

                                                                    Page


General . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . .     1

Additional Permitted Investment Activities  . . . . . . . . . . .     2

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

Servicing Plans . . . . . . . . . . . . . . . . . . . . . . . . .    14

Performance Calculations  . . . . . . . . . . . . . . . . . . . .    14

Determination of Net Asset Value  . . . . . . . . . . . . . . . .    18

Additional Purchase and Redemption Information  . . . . . . . . .    20

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . .    21

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .    23

Federal Income Tax  . . . . . . . . . . . . . . . . . . . . . . .    23

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . .    26

Other Information . . . . . . . . . . . . . . . . . . . . . . . .    28

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . .    28

Financial Information . . . . . . . . . . . . . . . . . . . . . .    28

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1

                                    GENERAL

    Prior to the Reorganization (defined below), the Fund was an investment portfolio (the "Predecessor Portfolio") of the predecessor company, Pacifica Funds Trust ("Pacifica"), an open-end management investment company. Pacifica was organized on July 17, 1984 under the name "Fund Source." Pacifica changed its name to "Pacifica Funds Trust" on February 9, 1993. The Fund originally commenced operations on September 17, 1990 as a separate investment portfolio of Westcore Trust called the "Prime Money Market Fund." On October 1, 1995, the Fund was reorganized as a portfolio of Pacifica.

    On April 25, 1996, the Agreement and Plan of Reorganization and the creation of the Predecessor Portfolio as a new fund of the Company were approved by the Company's Board of Directors. On May 17, 1996, the Reorganization was approved by Pacifica's Board of Trustees. The Reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). The Predecessor Portfolio of Pacifica was reorganized as the Company's Money Market Trust.

                            INVESTMENT RESTRICTIONS

    Fundamental Investment Policies. In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations which may be changed only by a vote of the holders of a majority of the outstanding shares of the Fund (as defined in "Other Information").

    The Fund may not:

             1. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

             2. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies which invest in real estate or interests therein.

             3. Purchase securities on margin, make short sales of securities or maintain a short position.

             4. Underwrite the securities of other issuers.

             5. Purchase or sell commodity contracts (including futures contracts), or invest in oil, gas or mineral exploration or development programs.

             6. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

             7. Write or purchase put or call options.

    In order to permit the sale of the Fund's shares in certain states, the Company may make commitments with respect to the Fund that are more restrictive than the investment policies listed above and in the Prospectus. Should the Company determine that the commitments made to permit the sale of the Fund's shares in any state are no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of the Fund's shares in the state involved.

    The Fund is not permitted to engage in securities lending in accordance with a fundamental policy prohibiting loans as described in the prospectus. In the event that this fundamental policy is changed, the Fund has a nonfundamental operating policy to engage in securities lending only in compliance with the requirements and limitations of the Securities and Exchange Commission (the "SEC") and in compliance with blue sky regulations.

    If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, however, the Fund will not at any time hold more than 10% of its net assets in illiquid securities. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

    The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies.

    General.     The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days.

    The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Prospectus.

    Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

    Subject to the general supervision and approval of the Board of Directors, the Adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

    Repurchase Agreements.    The Fund may engage in a repurchase agreement
with respect to any security in which the Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which the Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement.
In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940 (the "1940 Act").

    Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements with financial institutions such as banks and broker-dealers in accordance with the investment limitations described in the Prospectus. Pursuant to such an agreement, the Fund would sell portfolio securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-quality debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

    Floating and Variable-Rate Obligations. The Fund may purchase floating- and variable-rate obligations as described in the prospectuses. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

    Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

    Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

    The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

    Rule 144A. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

                                   MANAGEMENT

    The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Fund and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate Professor of Finance
                                                                             of the School of Business and Accounting at
                                                                             Wake Forest University since 1983.

Joseph N. Hankin, 55                          Director                               President, Westchester
75 Grasslands Road                                                         Community College since
Valhalla, N.Y. 10595                                                       1971; President of Hartford
                                                                           Junior College from 1967 to
                                                                           1971; Adjunct Professor of
                                                                           Columbia University
                                                                           Teachers College since
                                                                           1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.


Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE

                                     Year Ended                            Period Ended
                                     ----------                            -------------
                                  December 31, 1995                      September 30, 1996
                                 ------------------                      ------------------
                           Aggregate      Total Compensation       Aggregate       Total Compensation
                          Compensation      from Registrant      Compensation       from Registrant
Name and Position       from Registrant    and Fund Complex     from Registrant     and Fund Complex
-----------------       ---------------    -----------------    ---------------    ------------------
 Jack S. Euphrat            $10,188             $39,750             $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-                $-0-                $-0-                $-0-
    Director

  Thomas S. Goho            $10,188             $39,750             $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                 N/A                $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-                $-0-                $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes            $9,438             $37,000             $8,250              $24,750
     Director

 Robert M. Joses             $9,938             $39,000             $9,750              $29,250
     Director

 *J. Tucker Morse            $8,313             $33,250             $8,250              $24,750
     Director


    Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment

Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

    As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

    INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an advisory contract under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of the Fund, the Company's Board of Directors approved the advisory contract with Wells Fargo Bank for an initial two-year period. Pursuant to the advisory contract, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of the Fund.

    Wells Fargo Bank has agreed to provide to the Fund, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturity of the Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.25%.

    Prior to the Reorganization, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the Predecessor Portfolios of Pacifica. As of the date of the Reorganization (September 6, 1996), Wells Fargo Bank became the adviser to the Fund. For the year ended September 30, 1996 the Fund paid to FICM, WFIM and Wells Fargo Bank, the advisory fees indicated below and the indicated amount was waived:

                                      Year Ended September 30, 19961
                                      -----------------------------

                               Fees Paid                       Fees Waived
                               ---------                       -----------
 o     Money Market Trust       $151,546                       $2,021,955

(1) For the period begun October 1, 1995 and ended March 31, 1996 the Predecessor Portfolio paid advisory fees to FICM, for the period begun April 1, 1996 and ended September 5, 1996 the Predecessor Portfolio paid advisory fees to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996 the Fund paid advisory fees to Wells Fargo Bank, and each such investment adviser waived varying amounts of such fees. The advisory fees did not change from investment adviser to investment adviser during the year ended September 30, 1996, and were as follows: computed daily and paid monthly, at an annual rate of

0.30% of the first $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the Fund's average daily net assets, and 0.20% of the Fund's average daily net assets in excess of $1 billion.

    The advisory contract continues in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

    Prior to October 1, 1995, First Interstate of Oregon, N.A. (the "Predecessor Adviser") served as the investment adviser to the Fund. For the four-month period ended September 30, 1995, and fiscal years ended May 31, 1995, 1994 and 1993, the Predecessor Adviser was entitled to receive and waived or reimbursed advisory fees paid by the Fund as follows:

                            Investment Advisory Fees

                                                        Fees Waived and
Fiscal Period                   Fees  Earned           Expenses Reimbursed
-------------                   ------------           -------------------
Four-Month Period Ended
September 30, 1995                  $662,983                  $662,983

Year Ended May 31, 1995           $1,932,733                $2,120,794

Year Ended May 31, 1994           $1,193,856                $1,104,228

Year Ended May 31, 1993             $570,505                  $387,505


    The advisory contracts and administration agreement for the Fund provide that if, in any fiscal year, the total expenses of the Fund incurred by, or allocated to, the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under the Plan but including the fees provided for in the applicable advisory contract and the administration agreement) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the advisory contract and the administration agreement, respectively, for the Fund for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of their respective fees. The advisory contracts and the administration agreement for the Fund further provide that the Fund's total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the contract and the agreement shall be reduced as necessary. Currently, California is the only state imposing limitations on Fund expenses. Those expense limitations are 2-1/2 percent of the first $30 million of a Fund's average net assets, 2 percent of the next $70 million and 1-1/2 percent of a Fund's remaining average net assets.

    Expenses incurred in the organization and operation of the Fund, including taxes, interest, penalties, brokerage and other fees and commissions, if any, fees and expenses of Directors, SEC fees and related expenses, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, costs of transfer and dividend disbursing agents, certain insurance premiums, outside auditing and legal expenses, costs of maintenance of Company existence, costs of independent pricing services, investor services, preparation and printing of prospectuses for regulatory purposes and for distribution to shareholders, shareholders' reports and shareholders' meetings, and extraordinary expenses, are borne by the Fund.

    Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate generally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of a customer. In some states, banks or other institutions through which transactions in Fund shares are effected, may be required to register as dealers pursuant to state law.

      ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo Bank and the Fund, and the Co- Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

    Prior to September 6, 1996, the administrator of the Pacifica Predecessor Portfolio (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Predecessor Portfolio. For the period from September 6, 1996 to September 30, 1996, Stephens served as the Fund's sole administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of the Fund's average daily net assets.

    The net administrative fee (after waivers) paid to Furman Selz LLC and Stephens during the year ended September 30, 1996, was $715,853.

    Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as the administrator to the Fund. For the four-month period ended September 30, 1995 and the fiscal years ended May 31, 1995 and 1994, ALPS received administrative fees from the Fund as follows:

      Four-Month Period Ended           Year Ended             Year Ended
           Sept. 30, 1995              May 31, 1995           May 31, 1994
           --------------              ------------           ------------
              $132,597                   $387,803               $241,778


    SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

    Prior to September 6, 1996, Pacifica had retained Pacifica Funds Distributor, Inc., a subsidiary of Furman Selz, to serve as principal underwriter for the shares of the Fund pursuant to a Distribution Contract. The Distribution Contract provided that the distributor was not entitled to any payments from the Fund for its distribution services.

   Prior to October 1, 1995, ALPS served as distributor for the Fund. ALPS was not entitled to any compensation for its services as distributor.

    SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," the Fund approved a Servicing Plan and has entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to receive a fee from the Fund, not to exceed 0.20% on an annualized basis, of the average daily net assets of the shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that the Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under Article III, Section 26 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

    For the year ended September 30, 1996, the Fund paid no shareholder servicing fees to First Interstate Bancorp or Wells Fargo Bank or its affiliates pursuant to the Plan.

    CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo Bank
has been retained to act as custodian and transfer and dividend disbursing agent for the Fund, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

    Prior to April 1, 1996, FICAL acted as custodian of the Predecessor Portfolio, but played no role in making decisions as to the purchase or sale of portfolio securities for the Predecessor Portfolio. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.02% of the first $5 billion in aggregate average daily net assets of the Fund; 0.0175% of the next $5 billion in aggregate average daily net assets of the Fund; and 0.015% of the aggregate average daily net assets of the Fund in excess of $10 billion, as well as certain transaction charges.

    For the year ended September 30, 1996, the Fund paid no custody fees to FICAL or Wells Fargo Bank.


    For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the Fund's average daily net assets. Under the prior agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.04% of the Fund's average daily net assets, and reimbursement for any reasonable out-of-pocket expenses. Prior to the Reorganization, Furman Selz acted as transfer agent for the Predecessor Portfolio. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services. For the year ended September 30, 1996, the Fund paid no transfer and dividend disbursing agency fees to Wells Fargo Bank.


      UNDERWRITING COMMISSIONS. The Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                                SERVICING PLANS

    As indicated in the prospectus, the Company's Board of Directors, adopted a Servicing Plan ("Servicing Plan") and related form of Shareholder Servicing Agreements with respect to the Fund. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

    Under the Servicing Plan and pursuant to the shareholder servicing agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.20% of the average daily net assets of the Fund's shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules.

    The Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

    The Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

    The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

    The Fund may, from time to time, include its yield or effective yield in advertisements or reports to shareholders or prospective investors.

    "Yield" for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

    "Effective Yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

           Yield For The Applicable Period Ended September 30, 19961

                    Seven-Day Yield                  Seven-Day Effective Yield
                    ---------------                  -------------------------
                         5.30%                                 5.44%
------------------------------------

(1)  The Fund does not assess sales charges.

    Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Fund are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

    Quotations of yield reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. Yield varies based on changes in market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

    Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

    In connection with communicating its yields to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

    From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

    The performance of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

    In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

    The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or current or potential value with respect to the particular industry or sector.

    The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

    From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

    The Company also may disclose in sales literature, the distribution rate on the Fund's shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


    The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


    The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of

December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

    The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

    The following information supplements and should be read in conjunction with the prospectus section under "Purchase of Shares."

    Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

    Net asset value per share for the Fund is determined as of 12:00 noon Pacific time on each Business Day as described in the prospectus.

    The Fund's instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on Fund shares computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of the Fund's instruments, based upon their amortized cost and the concomitant maintenance by the Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

    The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which the Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain a per share net asset value of $1.00, but there can be no assurance that the Fund will do so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    Fund shares may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently the holidays observed by both the New York Stock Exchange and Wells Fargo Bank are New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a weekend, the Fund typically is closed on the weekday immediately before or after such Holiday.

    Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

    Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

    The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

    In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

    The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the

Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

    Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

    Purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also purchases portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

      The Fund may purchase certain obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

    Wells Fargo Bank, as the Fund's investment adviser, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received is in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the advisory contracts, and the expenses of Wells Fargo Bank are not necessarily reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

    Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    Brokerage Commissions.    Subject to the general supervision and approval
of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Fund. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

    During the fiscal periods ended September 30 ,1996, September 30, 1995, May 31, 1995, and May 31, 1994, the Fund and the Predecessor Portfolio did not pay any brokerage commissions, because all of its portfolio transactions occurred in the over-the-counter market.

    Securities of Regular Broker Dealers.   The Fund may from time to time
purchase securities issued by its regular broker/dealers. As of September 30, 1996, the Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

                           AMOUNT                REGULAR BROKER/DEALER
                           ------                ---------------------
                           $263,865,000          Goldman Sachs & Co.


    Prior to October 1, 1995, ALPS Mutual Funds Services, Inc. ("ALPS") served as administrator/distributor for the Fund, and reported no holdings of securities by the Fund of its regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.

    Portfolio Turnover Rate. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Because the Fund's portfolio consists of securities with relatively short-term maturities, it can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.


                                 FUND EXPENSES

    Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                               FEDERAL INCOME TAX

   In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

   The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

   Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

   A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

   Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

   Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

   Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

   Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any

Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

   If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

   Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long- term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

   Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

   Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

   Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

   The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

    The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

     The Fund is one of the Stagecoach Family of funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

   The Fund offers one class of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

    Pacifica was a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, consisting of series of separately managed portfolios. The capitalization of Pacifica consisted solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

    Voting. On any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the Fund shares represented at a meeting if the holders of more than 50% of the outstanding Fund shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

    Each Fund share represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

    Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.

    Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                                        Percentage     Percentage
 Name and Address         Class; Type of Ownership       of Class       of Fund
 ----------------         ------------------------       --------       -------
 Virg & Co.                     Record Holder              100%           100%
 Attn: MF Dept. A88-4
 P.O. Box 9800
 Calabasas, CA  91372

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class.


                                     OTHER

    This Registration Statement, including the prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

    The portfolio of investments, audited financial statements and independent auditors' reports for the Company's fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on or about December 9, 1996. The Company's annual report may be obtained by calling 1-800-222-8222.

                                  SAI APPENDIX

    The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

    Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

    S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

    Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

    S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

    Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

    S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                           STAGECOACH FUNDS, INC.


                          Telephone: 1-800-260-5969


                     STATEMENT OF ADDITIONAL INFORMATION
                           Dated February 1, 1997

                       PRIME MONEY MARKET MUTUAL FUND
                      TREASURY MONEY MARKET MUTUAL FUND

                                SERVICE CLASS

                   --------------------------------------

          Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about two of the funds in the Stagecoach Family of Funds -- the PRIME MONEY MARKET MUTUAL FUND and the TREASURY MONEY MARKET MUTUAL FUND (each a "Fund" and collectively, the "Funds"). The Funds offer three classes of shares -- Class A, Institutional and Service shares. This SAI relates only to the Service class of shares ("Service Class shares") of the Funds. The investment objective of each Fund is described in its Prospectus under the section entitled "How the Funds Work -- Investment Objectives and Policies."

          This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for each Fund will have the meanings assigned in that Fund's Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .     1

Additional Permitted Investment Activities  . . . . . . . . . . . . . .     5

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

Servicing Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . .    16

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . .    19

Additional Purchase and Redemption Information  . . . . . . . . . . . .    20

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . .    21

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23

Federal Income Tax  . . . . . . . . . . . . . . . . . . . . . . . . . .    24

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27

Other     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . .    29

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . .    29

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1


                                    GENERAL

          Stagecoach Funds, Inc. (the "Company" and, at times, "Stagecoach") is an open-end management investment company offering shares in separately managed investment portfolios. The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985; on October 1, 1994, it was reorganized as the Pacific American Money Market Portfolio of Pacifica; and, in July of 1995, it was renamed the Pacifica Prime Money Market Fund. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

          On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach, and the creation of each Fund as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach was approved by Pacifica's Board of Trustees. The Reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). Each of the following portfolios of Pacifica was reorganized as the specified Stagecoach Fund:

PACIFICA FUNDS TRUST PORTFOLIO NAME          STAGECOACH FUND NAME
-----------------------------------          --------------------

Pacifica Prime Money Market Fund             Prime Money Market Mutual Fund

Pacifica Treasury Money Market Fund          Treasury Money Market Mutual Fund


                            INVESTMENT RESTRICTIONS

          The Prospectuses summarize certain fundamental investment restrictions that have been adopted for the Funds. All of the Funds' restrictions are stated in full herein and cannot be changed with respect to a Fund without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares.

          Fundamental Investment Policies.

          The Funds are subject to the following investment restrictions, all of which are fundamental policies, unless expressly indicated otherwise.

          The Funds may not:

          1. Purchase common stocks, and with respect to the Treasury Money Market Mutual Fund, voting securities, (with respect to the Prime Money Market Mutual Fund including preferred stocks, warrants or other equity securities and, with respect to the Treasury Money Market Mutual Fund, including state, municipal or industrial revenue bonds) except for securities of other investment companies.

          2. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets and will only engage in such transactions with primary reporting dealers.

          3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of a Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

          4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, for the Treasury Money Market Mutual Fund, maintain a short position.

          5.  Write put or call options.

          6. Underwrite the securities of other issuers, except as a Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

          7. Invest in companies for the purpose of exercising control.

          8. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

          9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

          10. Lend its portfolio securities in excess of one-third of the value of its total assets.

          As a non-fundamental policy, any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

          11. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to the Treasury Money Market Mutual Fund, such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

          12. Purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) with respect to the Prime Money Market Mutual Fund, instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clause
(a) and, with respect to the Prime Money Market Mutual Fund, clause (b).

          The Prime Money Market Mutual Fund may not:

          Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interests therein.

          The Treasury Money Market Mutual Fund may not:

          1.  Purchase or sell real estate.

          2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.


          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than 15% of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

          In addition, in accordance with current SEC regulations, the Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

          The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

          Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

          As a non-fundamental investment policy: each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made:
(i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting securities of any one investment company will be owned by a Fund or by the Company as a whole.

          For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

          A description of the securities in which each of the Funds may invest is set forth in their Prospectuses, to which reference is hereby made. Additional information about these instruments follows.

          Loans of Portfolio Securities. The Prime Money Market Mutual Fund may lend its securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral consisting of cash, U.S. Treasury securities, or other U.S. Government securities or a letter of credit which is marked to market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and
(4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

          Repurchase Agreements. Each Fund may engage in a repurchase agreement with respect to any security in which that Fund is authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months. Each Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

          Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations as described in the prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating- rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

          Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

          Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

          Rule 144A. It is possible that unregistered securities, purchased by the Prime Money Market Mutual Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

          General. The assets of each of the Funds consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of each Fund may not exceed 90 days.

          The securities in which each Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that each Fund's investment objective will be realized as described in the Funds' Prospectuses.

          Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                   Principal Occupations
Name, Age and Address               Position                       During Past 5 Years
---------------------               --------                       ---------------------
Jack S. Euphrat, 74                 Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                 Director,                      Senior Vice President
                                    Chairman and                   of Stephens; Manager
                                    President                      of Financial Services
                                                                   Group; President of
                                                                   Stephens
                                                                   Insurance Services
                                                                   Inc.; Senior Vice
                                                                   President of Stephens
                                                                   Sports Management
                                                                   Inc.; and President of
                                                                   Investor Brokerage
                                                                   Insurance Inc.

Thomas S. Goho, 54                  Director                       T.B. Rose Faculty
321 Beechcliff Court                                               Fellow-Business,
Winston-Salem, NC  27104                                           Wake Forest University
                                                                   Calloway School, of
                                                                   Business and
                                                                   Accountancy; Associate Professor of Finance
                                                                   of the School of Business and Accounting at
                                                                   Wake Forest University since 1983.

Joseph N. Hankin, 55                Director                       President, Westchester
75 Grasslands Road                                                 Community College since
Valhalla, N.Y. 10595                                               1971; President of Hartford
(appointed as of                                                   Junior College from 1967 to
 September 6, 1996)                                                1971; Adjunct Professor of
                                                                   Columbia University
                                                                   Teachers College since
                                                                   1976.

*W. Rodney Hughes, 70               Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                 Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                Director                       Private Investor; Real Estate
10 Legrae Street                                                   Developer; Chairman
Charleston, SC 29401                                               of Renaissance
                                                                   Properties Ltd.;
                                                                   President of  Morse
                                                                   Investment
                                                                   Corporation; and Co-
                                                                   Managing Partner of
                                                                   Main Street Ventures.

Richard H. Blank, Jr., 40           Chief                          Associate of
                                    Operating                      Financial Services
                                    Officer,                       Group of Stephens;
                                    Secretary and                  Director of Stephens
                                    Treasurer                      Sports Management
                                                                   Inc.; and Director of
                                                                   Capo Inc.

                               COMPENSATION TABLE

                                         Year Ended                            Period Ended
                                         ----------                            -------------
                                      December 31, 1995                     September 30, 1996
                                     ------------------                     ------------------
                                                                                             Total
                               Aggregate      Total Compensation       Aggregate       Compensation from
                             Compensation      from Registrant       Compensation         Registrant
    Name and Position       from Registrant   and Fund Complex       from Registrant    and Fund Complex
    -----------------       ---------------   ------------------     ---------------   -----------------
     Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
        Director

     *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
        Director

      Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
        Director

     Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
         Director

      *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
        Director
     (resigned as of
    September 6, 1996)

    *W. Rodney Hughes           $ 9,438            $37,000              $8,250              $24,750
         Director

     Robert M. Joses            $ 9,938            $39,000              $9,750              $29,250
         Director

     *J. Tucker Morse            $8,313            $33,250              $8,250              $24,750
         Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex").

Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


         INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to an advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of each Fund, the Company's Board of Directors approved the advisory contracts with Wells Fargo Bank on April 25, 1996, for an initial two-year period. Pursuant to the advisory contracts, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

         Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates of 0.25% of the average daily value of each Fund's net assets during the preceding month.

         The advisory contracts continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the 1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

         Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the Funds. For the period begun April 1, 1996 and ended September 5, 1996 the predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996 the Funds paid to Wells Fargo Bank, the advisory fees indicated below and the indicated amounts were waived:

                           Investment Advisory  Fees

                                                                       Fiscal Year Ended
                                                                       September 30, 1996
                                                                      -------------------

                     Fund                                       Fees Paid               Fees Waived
                     ----                                       ---------               -----------
 o     Prime Money Market Mutual                                $1,845,269              $1,553,968

 o     Treasury Money Market Mutual                             $2,442,922              $2,073,426


         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid to the former adviser by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                         Investment Advisory Fees Paid*

                                        Year Ended         Period Ended         Year Ended
               FUND                   Sept. 30, 1995      Sept. 30, 1994      Mar. 31, 1994
               ----                   --------------      --------------      -------------
Prime Money Market Mutual               $  693,315          $330,715            $737,811
Treasury Money Market Mutual            $1,160,424          $454,029            $900,919

         *These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as investment sub-advisers during the periods indicated.

         ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co- Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

         From April to September 5, 1996, the administrator of the Pacifica predecessor portfolios (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz LLC was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Predecessor Funds. The predecessor portfolios of the Prime Money Market Mutual and Treasury Money Market Mutual Funds were administered through April 21, and April 14, 1996, respectively, by the Dreyfus Corporation, at the annual rate of 0.10% of each such Fund's average daily net assets. For the period from September 6, 1996 to September 30, 1996, Stephens served as each such Fund's sole administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each such Fund's average daily net assets. The following table reflects the administration fees which the respective administrators of the Funds and their predecessor portfolios were paid during the fiscal year ended September 30, 1996:

                                                   Administration Fees
                                                   -------------------
                                                                          Fiscal Year Ended
                                 Fund                                     September 30, 1996
                                 -----                                    ------------------
 o     Prime Money Market Mutual                                                   $1,230,872
 o     Treasury Money Market Mutual                                                $1,745,759


During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to Dreyfus by the predecessors of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                                                   Administration Fees
                                                   -------------------

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       Mar. 31, 1994
               ----                 --------------       --------------       -------------
Prime Money Market Mutual               $577,763            $275,596            $614,901
Treasury Money Market Mutual            $921,886            $347,499            $690,137


         SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

         SHAREHOLDER SERVICING AGENT. As discussed in each Fund's Prospectus under the heading "Shareholder Servicing Agent," the Funds approved Servicing Plans and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.20%, on an annualized basis, of the average daily net assets of the Service Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related form of shareholder servicing agreement were approved by the Company's Board of Directors on April 25, 1996 and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under
Article III, Section 26 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").


         For the period begun October 1, 1995 and ended September 5, 1996, under similar service agreements with certain institutions, including affiliates of FICM, shareholder servicing fees have been paid to various institutions for the Funds as indicated below. For the period begun September 6, 1996 and ended September 30, 1996, such fees were paid to Wells Fargo Bank or its affiliates. The Service Class shares of the Funds paid shareholder servicing fees (after waivers) for the fiscal year ended September 30, 1996 as indicated below:




                                               Shareholder Servicing Fees--
                                                      Service Class
                                               ----------------------------
                                                                                 Fiscal Year Ended
                                    Fund                                        September 30, 1996
                                    -----                                       ------------------
 o     Prime Money Market Mutual                                                      $1,355,940
 o     Treasury Money Market Mutual                                                   $2,490,845




         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

         FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

          For the period begun October 1, 1995 and ended September 5, 1996 the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996 the custody fees paid to Wells Fargo Bank are both reflected in the following table:

                                         Custody Fees
                                         ------------
                                                            Fiscal Year Ended
                            Fund                            September 30, 1996
                            ----                            ------------------
 o     Prime Money Market Mutual                               $   73,023(1)
 o     Treasury Money Market Mutual                              $252,183

---------------------------------------
(1)   This amount reflects fee waivers.


         For its services as transfer and dividend disbursing agent for the Service Class shares of the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.02% of the average daily net assets of each Fund. Under the prior transfer agency agreement for the Service Class shares of the Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.04% of the average daily net assets of the Service
Class shares of each Fund. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.


         UNDERWRITING COMMISSIONS. The Service Class of each Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.


                                SERVICING PLANS

         As indicated in each Fund's Prospectus, the Company's Board of Directors, on behalf of each Fund, adopted a Servicing Plan ("Servicing Plan") on April 25, 1996, with respect to each class of the Funds' shares. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

         Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Service Class shares, each Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.20% of the average daily net assets of the Fund's Service Class shares attributable to the servicing agent's customers. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules.

         Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested

Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

         Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.





                            PERFORMANCE CALCULATIONS

         The following information supplements and should be read in conjunction with the sections in each Prospectus entitled "Determination of Net Asset
Value" and "Performance Data."

         The "yields" and "effective yields" of each Fund described in the Prospectuses are calculated according to formulas prescribed by the SEC. The standardized seven-day yields for the respective classes of shares of a Fund are computed separately for each class by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for a Fund are also computed separately for each class by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by Banks for cash management services in connection with investments in shares of the Funds are not reflected in the Funds' yields, and any such fees, if charged, will reduce the actual return received by Customers for their investments.

           Yield For The Applicable Period Ended September 30, 1996

        Fund                             Seven-Day Yield               Seven-Day  Effective Yield
        ----                             ---------------               --------------------------
 Prime Money Market Mutual                   5.09%                                5.22%
Treasury Money Market Mutual                 4.90%                                5.02%

         Yield information may be useful in reviewing the Funds' performance and for providing a basis for comparison with other investment alternatives. However, yields fluctuate, unlike investments which pay a fixed yield for a stated period of time. Yields for the Funds are calculated on the same basis as other money market funds as required by applicable regulations. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

         Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

         From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

         The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc.,

Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston

Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


         The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the Prospectus section under "Purchase of Shares."

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

         Net asset value per share for a class of shares is determined as of 12:00 noon Pacific time and 1:00 p.m. Pacific time on each Business Day as described in the Prospectus.

         The Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of each Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Fund must adhere to certain conditions. Each Fund must maintain a dollar-weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Service Class shares of the Funds may be purchased on any day the Funds are open for business, provided Wells Fargo Bank also is open for business (a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, President's Day, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday.

          Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

         Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         The Funds may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

         Wells Fargo Bank, as the investment adviser of each Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for each Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising such Fund.

         Consistent with the Rules of Fair Practice of the NASD, and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         Brokerage Commissions. Subject to the general supervision and approval of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

         Securities of Regular Broker Dealers. The Funds may from time to time purchase securities issued by their regular dealers. As of September 30, 1996, the Funds owned securities of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

                    Fund                   Amount            Regular Broker/Dealer
                    ----                   ------            ---------------------
 o     Prime Money Market Mutual         $166,369,000       Goldman Sachs & Co.
 o     Treasury Money Market Mutual      $225,975,000       Goldman Sachs & Co.
 o     Treasury Money Market Mutual      $230,000,000       HSBC Securities
 o     Treasury Money Market Mutual      $225,000,000       JP Morgan Securities
 o     Treasury Money Market Mutual      $230,000,000       Morgan Stanley

         At September 30, 1995, the Predecessor Funds held securities issued by Goldman Sachs & Co., J.P. Morgan Securities, Inc., Salomon Brothers Inc., and HSBC Securities Inc., valued at $159,111,345, $200,000,000, $126,043,763 and
$160,000,000, respectively.

         Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Because the Funds' portfolios consist of securities with relatively short-term maturities, the Funds can expect to experience high portfolio turnovers.

A high portfolio turnover rate should not adversely affect such Funds, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses.


                                 FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                               FEDERAL INCOME TAX

         In General. The following information supplements and should be read in conjunction with the applicable Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The applicable Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

         The Company intends to qualify the Funds as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Funds' shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

         Other Distributions. Although dividends will be declared daily based on each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Taxation of Fund Investments. Gains or losses on sales of portfolio securities by each Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

         Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         Other Matters. Investors should be aware that the investments to be made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

         The Funds are two of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9,1991 and currently offers shares of twenty-three other funds.

         Each Fund offers three classes of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors.
Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         Voting Rights.   With respect to matters that affect one class of a
Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the Prospectus, are fully paid and non-assessable by the Company.

         Pacifica was a Massachusetts business trust established under a Declaration of Trust dated July 17, 1984, consisting of series of separately managed portfolios which are described in this SAI. Prior to February 9, 1993 the name of Pacifica was Fund Source. This SAI relates only to the Service Class shares of two of those portfolios -- the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund. The capitalization of Pacifica consisted solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.

         Set forth below is the name, address and share ownership of each person known by the Company to have as of December 31, 1996 beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole

                       5% OWNERSHIP AS OF JANUARY 2, 1997



                                              CLASS; TYPE OF           PERCENTAGE     PERCENTAGE OF
FUND               NAME AND ADDRESS           OWNERSHIP                 OF  CLASS      PORTFOLIO
----               ----------------           ---------                 ---------      ---------
PRIME MONEY        Virg & Co.                 Service Class              99.48%         49.10%
MARKET FUND        Attn:  MF Dept. A88-4      [Record Holder]
                   P.O. Box 9800
                   Calabasas, CA 91372

TREASURY MONEY     Virg & Co.                 Service Class              98.91%         65.90%
MARKET FUND        Attn:  MF Dept. A88-4      [Record Holder]
                   P.O. Box 9800
                   Calabasas, CA 91372

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

         This Registration Statement, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the year ended September 30, 1996 are incorporated by reference to the Company's

Annual Report as filed with the SEC on December 9, 1996. The Company's Annual Report may be obtained by calling 1-800- 222-8222. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.


Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                       MONEY MARKET MUTUAL FUND - CLASS S

                          ---------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about CLASS S SHARES of the MONEY MARKET MUTUAL FUND. The Money Market Mutual Fund also offers Class A and Institutional Class shares. The investment objective of the Fund is described in its Prospectus under the section entitled "How the Fund Works -- Investment Objectives and Policies."

             Class S shares are available only to qualified business investors who purchase such shares through a Managed Sweep Account offered by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). A Managed Sweep Account combines a non-interest bearing Wells Fargo Bank deposit account with a daily sweep of transaction account balances to or from the Fund.

             This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus for the Fund will have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                          ---------------------------

                               TABLE OF CONTENTS


Investment Restrictions . . . . . . . . . . . . . . . . . . . .       3

Additional Permitted Investment Activities  . . . . . . . . . .       5

Management  . . . . . . . . . . . . . . . . . . . . . . . . . .       7

Distribution Plan . . . . . . . . . . . . . . . . . . . . . . .      12

Performance Calculations  . . . . . . . . . . . . . . . . . . .      13

Determination of Net Asset Value  . . . . . . . . . . . . . . .      16

Additional Purchase and Redemption Information  . . . . . . . .      17

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . .      18

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . .      20

Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . .      20

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . .      23

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25

Independent Auditors  . . . . . . . . . . . . . . . . . . . . .      25

Financial Information . . . . . . . . . . . . . . . . . . . . .      25

SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . .     A-1

Financial Statements  . . . . . . . . . . . . . . . . . . . . .     F-1

                            INVESTMENT RESTRICTIONS

             The Fund is subject to the following investment restrictions, all of which are fundamental policies.

             The Fund may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

             (2) purchase or sell real estate or real estate limited partnerships (other than money market securities or securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) make investments for the purpose of exercising control or management;

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); or

             (7) write, purchase or sell puts, calls, options or any combination thereof, and write, purchase or sell warrants, except that all Funds may purchase securities with put rights in order to maintain liquidity.

             In addition, the Money Market Mutual Fund may not make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

             The Fund is subject to the following non-fundamental policies:

             (1) The Fund may not purchase or retain securities of any issuer if the officers or directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) The Fund may not purchase or sell real estate limited partnership interests.

             (4) The Fund may not purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (5) The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The Fund may not invest more than 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

             In addition, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the Fund's investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

             In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Mutual Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Fund would own no more than 10% of the voting securities of any one issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. The Fund may purchase unrated instruments only if they are purchased in accordance with the procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, provided that, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Funds' best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

             Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Fund may invest up to 25% of its assets in foreign obligations.

             Municipal Bonds. The Money Market Mutual Fund may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

             Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance of the
                                                                             School of Business and
                                                                             Accounting at Wake Forest
                                                                             University since 1983.

Joseph N. Hankin, 55                          Director                     President, Westchester
75 Grasslands Road                                                         Community College since
Valhalla, N.Y. 10595                                                       1971; President of Hartford
(appointed as of September 6, 1996)                                        Junior College from 1967 to
                                                                           1971; Adjunct Professor of
                                                                           Columbia University
                                                                           Teachers College since
                                                                           1976.

*W. Rodney Hughes, 70                         Director                     Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                     Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                     Private Investor; Real Estate
10 Legrae Street                                                           Developer; Chairman
Charleston, SC 29401                                                       of Renaissance
                                                                           Properties Ltd.;
                                                                           President of  Morse
                                                                           Investment
                                                                           Corporation; and Co-
                                                                           Managing Partner of
                                                                           Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                        Associate of
                                              Operating                    Financial Services
                                              Officer,                     Group of Stephens;
                                              Secretary and                Director of Stephens
                                              Treasurer                    Sports Management
                                                                           Inc.; and Director of
                                                                           Capo Inc.

                               COMPENSATION TABLE

                                       Year Ended                     Period Ended
                                   December 31, 1995               September 30, 1996
                             -----------------------------  ---------------------------------
                                                Total                              Total
                               Aggregate     Compensation    Aggregate          Compensation
                             Compensation  from Registrant  Compensation      from Registrant
                                 from          and Fund         from              and Fund
     Name and Position        Registrant       Complex       Registrant           Complex
     -----------------       ------------  ---------------  ------------      ---------------
      Jack S. Euphrat           $10,188        $39,750         $9,750             $29,250
         Director

      *R. Greg Feltus            $-0-           $-0-           $-0-                $-0-
         Director

       Thomas S. Goho           $10,188        $39,750         $9,750             $29,250
         Director

      Joseph N. Hankin            N/A            N/A           $-0-                $-0-
          Director

       *Zoe Ann Hines            $-0-           $-0-           $-0-                $-0-
         Director
      (resigned as of
     September 6, 1996)

     *W. Rodney Hughes           $9,438         $37,000        $8,250             $24,750
          Director

      Robert M. Joses            $9,938         $39,000        $9,750             $29,250
          Director

      *J. Tucker Morse           $8,313         $33,250        $8,250             $24,750
          Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank pursuant to an Advisory Contract approved by the Board of Directors on October 22, 1991, and by the initial shareholder of the Fund on December 2, 1991. The Advisory Contract for the Fund provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund.

             Wells Fargo Bank has agreed to provide the Fund with, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund's portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and for the period ended September 30, 1996, the Fund paid advisory fees to Wells Fargo Bank as indicated below and Wells Fargo Bank waived the indicated amounts:

     December 31, 1993        December 31, 1994            December 31, 1995         September 30, 1996
     -----------------        -----------------            -----------------         ------------------
     Fees         Fees        Fees          Fees           Fees         Fees         Fees         Fees
     Paid        Waived       Paid         Waived          Paid        Waived        Paid        Waived
     ----        ------       ----         ------          ----        ------        ----        ------
  $1,285,690       $0      $2,073,686    $2,008,946     $12,729,506      $0       $11,593,678      $0

             ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration

Agreement among Wells Fargo, Stephens and the Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02% respectively, of the average daily net assets of the Fund.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Fund paid administrative fees to Stephens, the sole administrator during these periods, the following dollar amounts, based on a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets:

     December 31, 1993           December 31, 1994          December 31, 1995        September 30, 1996
     -----------------           -----------------          -----------------        ------------------
          $96,535                     $306,209                  $954,713                   $872,577

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's prospectus under the heading "Shareholder Servicing Agent," Wells Fargo Bank acts as the shareholder servicing agent ("Agent") for Class S shares of the Fund pursuant to a Shareholder Services Agreement (the "Agreement") and the related Servicing Plan. Wells Fargo Bank, as agent, has agreed to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For services provided pursuant to the Servicing Plan, the Company may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.25% of the average daily value of Class S shares of the Fund beneficially owned by customers of the Shareholder Servicing Agent.

             The dollar amount of shareholder servicing fees paid by the Fund to Wells Fargo Bank or its affiliates for the year ended December 31, 1995 and the period ended September 30, 1996, were as follows:

                   December 31, 1995                 September 30, 1996(1)
                   -----------------                 ---------------------
                      $8,542,616                         $7,594,481

---------
(1) This amount includes shareholder servicing fees paid by other classes of the Fund and reflects fee waivers.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charges; and for its services as transfer and dividend disbursing agent, it receives a base fee and per-account fees.



             For its services as transfer and dividend disbursing agent for the Class S shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the average daily net assets of the Fund's Class S shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.


             For the year ended December 31, 1995 and the period ended September 30, 1996, the Fund did not pay any custody fees or transfer or dividend disbursing agency fees to Wells Fargo Bank.

             UNDERWRITING COMMISSIONS. The Fund's Class S does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                               DISTRIBUTION PLAN

             The Fund has adopted distribution plans (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder as described in the Prospectus. The Plan for the Class S shares of the Money Market Mutual Fund was adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") on May 2, 1995.

             Under the Plan for the Class S Shares of the Money Market Mutual Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.75% of the average daily net assets of the Class S Shares. The Class S Plan provides for reimbursement of actual expenses and payment of compensation to the Distributor and Selling Agents for sales support services. In addition, the Plan contemplates that to the extent any fees payable pursuant to a Shareholder Servicing Agreement are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to such Plan.

             The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Agreements related to the Plan also must be approved by the Majority vote of the Directors and the Qualified Directors. Such agreements may be terminated at any time without penalty by a vote of a majority of the outstanding voting securities of the Class S shares of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding securities of the Class S shares of the Fund. No material amendment to the Plan may be made except by the approval of a majority of both the Directors of the Company and the Qualified Directors. The Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

             For the year ended December 31, 1995, and the period ended September 30, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan for Class S shares.

                                                        Printing &
      Money Market Mutual Fund                           Mailing         Marketing    Compensation to
              Class S                    Total          Prospectus       Brochures      Underwriters
              -------                    -----          ----------       ---------      ------------
December 31, 1995                      $2,215,338          N/A              N/A           $2,215,338
September 30, 1996                     $3,587,118          N/A              N/A           $3,587,118

             For the year ended December 31, 1995, and the period ended September 30, 1996, WFSI and its registered representatives received no compensation under the Fund's Plan.


                            PERFORMANCE CALCULATIONS

             YIELD: As indicated in its Prospectuses, the Money Market Mutual Fund may advertise certain yield information with respect to each Class of shares. Current yield with respect to each Class of shares of the Money Market Mutual Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

             Effective Yield: Current yield for the Fund is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7]-1.

                 Yield for the period ended September 30, 1996

        Money Market Mutual Fund                   Seven-Day Yield               Seven-Day  Effective Yield
        ------------------------                   ---------------               --------------------------
                 Class S                                4.18%                              4.27%


             The yield for the Class S shares of the Money Market Mutual Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

             Yield information for Class S shares of the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of Class S shares of the Fund however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             In addition, investors should recognize that changes in net asset value of Class S shares of the Money Market Mutual Fund will affect the yield for any specified period, and such changes should be considered together with the yield in ascertaining the total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for the Fund or a Class of shares of the Fund, the Company may quote the performance or price-earning ratio of the Fund or Class of shares of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Money Market Mutual Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Money Market Mutual Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Money Market Mutual Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

             Any such comparisons may be useful to investors who wish to compare past performance of each Class of the Money Market Mutual Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


             From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for Stagecoach Funds, provides various services to its customers that are also shareholders of the Fund.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WIFM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Money Market Mutual Fund may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account and Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Money Market Mutual Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

                        DETERMINATION OF NET ASSET VALUE

             Net asset value per Class S share for the Fund is determined by the Custodian on each Business Day, as described in the Prospectus.

             As indicated under "Investing In The Fund -- Share Value" in the Prospectus the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Fund may be purchased on any day the Fund is open (a "Business Day"). The Fund is open on any day that either the New York Stock Exchange or Wells Fargo Bank is open. Currently, the holidays observed by both the New York Stock Exchange and Wells Fargo

Bank are New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.
                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Fund may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             Wells Fargo Bank, as investment adviser of the Fund, may, in circumstances in which two or more dealers are in a position to offer comparable results for a portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Fund.

             Brokerage Commission. For the year ended December 31, 1995 and period ended September 30, 1996, the Fund did not pay any brokerage commissions on portfolio transactions.

             Securities of Regular Broker/Dealers. As of December 31, 1995, the Money Market Mutual Fund owned securities of its "regular brokers or dealers", or their parents, as defined in the Act, as follows: $125,955,000 of
Goldman Sachs & Co. debt securities.   As of September 30, 1996, the Fund owned
securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:

                   Amount                       Regular Broker/Dealer
                   ------                       ---------------------
                   $202,778,000                 Goldman Sachs & Co.

             Portfolio Turnover. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate. Because the portfolio of the Money Market Mutual Fund consist of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnovers. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Fund usually will not incur brokerage expenses.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Money Market Mutual Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             Qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code") requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the Money Market Mutual Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year.

             Generally, dividends and distributions of capital gains are taxable to shareholders when they are received. However, dividends and distributions of capital gains declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls. In addition, a 4% nondeductible excise tax will be imposed on the Money Market Mutual Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either distribute, or be deemed to distribute, all of its net investment income and net capital gains by the end of the calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the Fund is expected to consist of securities of foreign issuers, the Fund will not be eligible to elect to "pass through" foreign tax credits to shareholders. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities sold have been held by it for more than one year, except in certain cases where the Fund acquires a put thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of securities will be short-term capital gains or losses. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually.
Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as a capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.


             If a shareholder receives such a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated and capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to the phase-out of exemptions and elimination of deductions), the maximum individual rate applicable to net realized capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net realized capital gains is 35.00%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

             If a shareholder exchanges or otherwise disposes of shares of the Money Market Mutual Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

             Also, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             If, in the opinion of the Fund, ownership of its shares has or may become concentrated to an extent that could cause the Fund to be deemed a personal holding company within the meaning of the Code, the Fund may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Money Market Mutual Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Other Matters. It is expected that the net income of the Money Market Mutual Fund will be a positive amount at the time of each determination thereof. If, however, the net income of the Fund determined at any time is a negative amount (which could occur, for instance, upon nonpayment of interest and/or principal by an issuer of a security held by the Fund), the Fund would, pursuant to SEC rules, first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If, and to the extent that, such negative amount exceeds such declared dividends at the end of the month, the Fund will reduce the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents the shareholder's proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Money Market Mutual Fund.

             Although dividends will be declared daily with respect to the Fund based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. If during the year, the Fund had reduced the number of shares, as described above, due to such a shortfall, shareholders who had redeemed shares prior to such reduction could be deemed to have realized a capital gain to the extent of the reduction, while shareholders redeeming shares after the reduction could be deemed to have realized a capital loss to the extent of the reduction. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.


                                 CAPITAL STOCK

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Money Market Mutual Fund is comprised of three classes of shares, Class A, Class S and Institutional Class shares. With respect to matters affecting one Class, but not another, shareholders of each of the Fund vote as a Class. For example, approval of a distribution plan is voted on only by members of the Class affected by the plan. Subject to the foregoing, all shares of the Fund have equal voting rights. In situations where voting by series is required by law or where the matter involved only affects one series, shares of the Fund will be voted by series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of the Money Market Mutual Fund, and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of the Fund means the vote of the lesser of (i) 67% of the shares of the respective Class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Class of the Fund. As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997

                                     NAME AND               CLASS; TYPE         PERCENTAGE       PERCENTAGE
           FUND                      ADDRESS                OF OWNERSHIP         OF CLASS          OF FUND
           ----                      -------                ------------         --------          -------
   MONEY MARKET MUTUAL         Wells Fargo Bank               Class S             100.00%          14.60%
                               P.O. Box 7066             Beneficially Owned
                               San Francisco, CA
                               94120


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement, including the Prospectus of the Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI of each Fund as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Money Market Mutual Fund contained in the Company's Annual Report for the period ended September 30, 1996, as filed with the SEC on December 9, 1996, are hereby incorporated by reference into this SAI. The portfolio of investments, audited financial statements and independent auditors' report for the Fund is attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or

"VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime- 2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                            STAGECOACH  FUNDS, INC.

                           Telephone: (800) 260-5969


                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated February 1, 1997

                                 SMALL CAP FUND

                              INSTITUTIONAL CLASS


                       ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's series -- the SMALL CAP FUND (the "Fund"). This SAI relates only to the Institutional Class Shares offered by the Fund. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Small Cap Master Portfolio at any time.

             This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated February 1, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                       ----------------------------------

                               TABLE OF CONTENTS



                                                                                                                     Page
                                                                                                                     ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Determination of Net Asset Value....  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Fund Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Federal Income Tax... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

Other.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1

                            INVESTMENT RESTRICTIONS

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Investment Objective and Policies."

             Fundamental Investment Policies. The Fund and Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.

             The Fund and the Master Portfolio may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage passthrough securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).


             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.

             The Fund and the Master Portfolio may not:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;

             (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (4) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer;

             (5) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

             (6) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; nor

             (7) Invest more than 25% of their respective net assets in securities of foreign governmental and foreign private issues that are denominated in and pay interest in U.S. dollars.


             Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate Professor of Finance
                                                                             of the School of Business and Accounting at
                                                                             Wake Forest University since 1983.

Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 16, 1996)                                         Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE

                                     Year Ended                            Period Ended
                                     ----------                            -------------
                                  December 31, 1995                     September 30, 1996
                                 ------------------                     ------------------
                           Aggregate      Total Compensation       Aggregate       Total Compensation
                         Compensation      from Registrant       Compensation       from Registrant
Name and Position       from Registrant   and Fund Complex      from Registrant     and Fund Complex
-----------------       ---------------   ------------------    ---------------    -------------------
 Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
    Director

  Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes           $9,438             $37,000              $8,250              $24,750
     Director

 Robert M. Joses            $9,938             $39,000              $9,750              $29,250
     Director

 *J. Tucker Morse           $8,313             $33,250              $8,250              $24,750
     Director



             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and

Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as Trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and Trusts within a fund complex for their services as directors/Trustees to such companies and Trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Fund's and Master Portfolio's expenses and management.

             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies. Additional information regarding the officers and Directors/Trustees of the Company and MIT is located in the Fund's SAI under "Management."

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio. For its services as investment adviser to the Master Portfolio, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.60% of the Master Portfolio's average daily net assets.


             For the period begun September 16, 1996 (commencement of operations) and ended September 30, 1996, the Master Portfolio paid $6,129 in advisory fees to Wells Fargo Bank. No fees were waived.


             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of the Master Portfolio. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company and MIT, Wells Fargo Bank, Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

             For the period begun September 16, 1996 and ended September 30, 1996, Stephens served as sole administrator to the Fund, and received $492 in administrative fees. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.

             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's Prospectus under the heading "Management and Servicing Fees," Stephens serves as the Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Fund's Prospectus under the heading "Shareholder Servicing Agent," the Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. The Institutional Class shares of the Fund paid $2,460 in shareholder servicing fees to Wells Fargo Bank or its affiliates for the period ended September 30, 1996.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Fund and the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio, receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

             For the period begun September 16, 1996 and ended September 30, 1996, the Fund did not pay any custody fees to Wells Fargo Bank.


             For its services as transfer and dividend disbursing agent for the Institutional Class shares of the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the average daily net assets of the Fund's Institutional Class shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily assets, regardless of Class, as well as reimbursement for all reasonable out-of-pocket expenses.


             For the period begun September 16, 1996 and ended September 30, 1996, the Fund paid Wells Fargo Bank $617 (after waivers) in transfer and dividend disbursing agency fees.

             UNDERWRITING COMMISSIONS. The Institutional Class of the Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

             COLLECTIVE INVESTMENT FUND MANAGEMENT FEES. Prior to September 16, 1996, Wells Fargo provided management and administrative services to the Collective Investment Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was
entitled to pay up to 0.10% of its net assets for "Audit Expenses."   There
were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.


                                 SERVICING PLAN

             The Company's Board of Directors, on behalf of the Fund, adopted a Servicing Plan ("Servicing Plan") on August 28th and 29th, 1996, with respect to each class of the Fund's shares. The Servicing Plan was approved by a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Institutional Class Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Institutional Class Shares attributable to the servicing agent's customers.
The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non- Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                            PERFORMANCE CALCULATIONS

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Investing in the Fund -- Share Value" and "How the Fund Works -- Performance."

             As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.

             The total return information for the Institutional Class Shares presented below and advertised by the Fund for the period prior to September 16, 1996, the date the Fund commenced operations, is based upon the prior performance of the Collective Investment Fund. The performance information is adjusted to reflect the current level of operating expenses applicable to the Institutional Class shares. There are no front-end or contingent deferred sales charges on the Fund's Institutional Class shares.

               For the Applicable Period Ended September 30, 1996


                    Average Annual Total Return      Cumulative Total Return
                   ----------------------------      -----------------------
       Class       Inception(1)        One Year            Inception
       -----       ----------          --------            ----------
         I           52.49%              39.01%              119.09%
------------------------------

(1) The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for BRP Employment Retirement Plans, an unregistered bank collective investment fund (the "Predecessor Fund") which, in turn, commenced operations on November 2, 1994.


             From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company may also disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV per share.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the unavailability of, information relating to the Fund or its investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.



             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WIFM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, Trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Investing in the Fund." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by Wells Fargo on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Institutional Class shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells

Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Master Portfolio are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the period ended September 30, 1996, the Fund paid $1,856 in brokerage commissions.

             Securities of Regular Broker/Dealers. As of September 30, 1996, the Fund owned no securities of its "regular brokers or dealers" or their parents as defined in the Act.

             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo deems portfolio changes appropriate.


                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                               FEDERAL INCOME TAX

             In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and

"Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.

             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

             If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a Trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."

             The Fund is one of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twenty-four other funds.

             Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

             The Fund is comprised of three classes of shares, Class A Shares, Class B Shares and Institutional Class shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act.
However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             MIT is a business Trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for MIT liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIT obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. MIT also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

             Set forth below is the name, address and share ownership of each person known by the Company to have, beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                NAME AND                 CLASS; TYPE      PERCENTAGE     PERCENTAGE
      FUND                      ADDRESS                  OF OWNERSHIP      OF CLASS        OF FUND
      ----                      -------                  ------------      --------        -------
SMALL CAP                   Wells Fargo Bank            Institutional       93.49%         86.30%
                         420 Montgomery Street              Class
                        San Francisco, CA  94104           [Record
                                                           Holder]
                            Wells Fargo Bank                                48.93%           N/A
                             P.O. Box 63015
                        San Francisco, CA  94163           Class A
                                                         Benefically
                             Stephens Inc.                  Owned           33.62%           N/A
                           111 Center Street
                         Little Rock, AR  72201
                                                           Class A
                             Stephens Inc.               Benefically         5.90%           N/A
                             P.O. Box 34127                 Owned
                         Little Rock, AR  72203

                             Stephens Inc.                 Class B          11.71%           N/A
                             P.O. Box 34127              Benefically
                         Little Rock, AR  72203             Owned
                                                        Acct. 77586707

                                                           Class B
                                                         Benefically
                                                            Owned
                                                        Acct. 77478661

             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statements of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Fund are attached to all SAIs delivered to current or prospective shareholders.


             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended September 30, 1996 for the Small Cap Master Portfolio of Master Investment Trust are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996.

                                  SAI APPENDIX

             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

             Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper

             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                             STAGECOACH FUNDS, INC.

                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                                GINNIE MAE FUND
                             GROWTH AND INCOME FUND
                            MONEY MARKET MUTUAL FUND
                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                              INSTITUTIONAL CLASS


                       ----------------------------------

             Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about Institutional Class shares in six funds of the Stagecoach Family of Funds -- the CALIFORNIA TAX-FREE BOND FUND (the "Bond Fund"), the CALIFORNIA TAX-FREE INCOME FUND (the "Income Fund"), the GINNIE MAE FUND, the GROWTH AND INCOME FUND (the "Growth Fund"), the MONEY MARKET MUTUAL FUND and the SHORT- INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Government Income Fund") (each a "Fund" and collectively, the "Funds"). The investment objective of each Fund is described in its respective Prospectus under "How the Fund(s) Work(s) -- Investment Objective(s) and Policies."

             This SAI is not a prospectus and should be read in conjunction with each Fund's Prospectus dated February 1, 1997. All terms used in this SAI that are defined in the Funds' Prospectuses have the meanings assigned in the respective Prospectus. A copy of the Funds' Prospectuses may be obtained free of charge by writing Stephens, Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                       ----------------------------------

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . .   3
Additional Permitted Investment Activities  . . . . . . . . . . . . . . .   7
Special Considerations Affecting
  California Municipal Obligations  . . . . . . . . . . . . . . . . . . .  13
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . .  22
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . .  27
Additional Purchase and Redemption Information  . . . . . . . . . . . . .  29
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .  30
Fund Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . .  44
SAI Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies: The Funds are subject to the following investment restrictions, all of which are fundamental policies.

             The Funds may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), and (ii) with respect only to the Bond and Income Funds, municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and (iii) with respect to the Money Market Mutual Fund, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

             (2) underwrite securities of other issuers, except to the extent that the purchase of permitted investments (which includes municipal securities for the Bond and Income Fund) directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; and

             (3) make investments for the purpose of exercising control or management.

             The Ginnie Mae, Government Income and Growth Funds may not:

             (1) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

             (3) purchase commodities or commodity contracts (including futures contracts), except that the Funds may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

             (4) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and, with respect to the Ginnie Mae and Growth Funds, except for margin payments in connection with options, futures and options on futures) or make short sales of securities; and

             (5) purchase securities of any issuer (except U.S. Government obligations) if, with respect to 100% of the Ginnie Mae and Growth Funds' total assets, and only 75% of the Government Income Fund's total assets, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or with respect to 100% of each Fund's total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

             The Bond, Income and Money Market Mutual Funds may not:

             (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions, except with regard to the Bond Fund, for margin payments in connection with options, futures and options on futures) or make short sales of securities;

             (2) write, purchase or sell puts, calls, options or any combination thereof, and with regard to the Money Market Mutual Fund write, purchase or sell warrants, except that all Funds may purchase securities with put rights in order to maintain liquidity;

             (3) issue senior securities, except that a Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); and

             (4) purchase or sell real estate or real estate limited partnerships (other than municipal obligations with respect to the Bond Fund and the Income Fund, or other than money market securities with respect to the Money Market Mutual Fund, or with respect to each Fund other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts);

             The Ginnie Mae and Growth Funds may not:

             (1) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, and except that the Growth Fund may purchase securities with put rights in order to maintain liquidity, and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; and

             (2) issue senior securities, except that the Growth Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), and except that the Ginnie Mae Fund may borrow up to

20% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of the Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets).

             The Government Income Fund may not:

             (1) write, purchase or sell straddles, spreads, warrants, or any combination thereof;

             (2) borrow money or issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets), except that the Fund may issue multiple classes of shares in accordance with applicable laws, rules, regulations or orders; and

             (3) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

             The Income and Money Market Mutual Funds may not:

             (1) make loans of portfolio securities, (with regard to the Income Fund, having a value that exceeds 50% of the current value of its total assets), or other assets with regard to the Money Market Mutual Fund, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings.

             With respect to loans of portfolio securities, the Funds do not intend to engage in securities loans during the current year. If a Fund were to engage in securities loans, the Fund would do so in compliance with SEC guidelines applicable to these transactions, including limiting all loans to a value not exceeding one third of the current value of its total assets.

             Non-Fundamental Investment Policies: The Funds are subject to the following non-fundamental policies; that is, they may be changed by a majority vote of the Board of Directors without shareholder approval:

             The Funds may not:

             (1) purchase or retain securities of any issuer if the Officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities; and

             (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             The Bond, Money Market Mutual, Income, Ginnie Mae and Growth Funds may not:

             (1) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             The Bond, Money Market Mutual and Income Funds may not:

             (1) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs; and

             (2) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities), with respect to the Bond Fund. The Money Market Mutual Fund may not invest more than 10% of the current value of its net assets that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. The Income Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, (c) repurchase agreements not terminable within seven days.

             The Income Fund may not:

             (1) invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days; and

             (2) invest more than 5% of its assets at the time of purchase in warrants and not more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange.

             In addition, the Government Income Fund reserves the right to invest up to 15% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

             The Money Market Mutual Fund may not purchase or sell real estate limited partnership interests.

             The Growth and Ginnie Mae Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days or other illiquid securities (including restricted securities).

             In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Mutual Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Mutual Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Mutual Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Mutual Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Mutual Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

             Further, all of the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies that have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. The Funds' investment adviser will waive its advisory fees, however, for that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

             Notwithstanding any other investment policy or limitation (whether or not fundamental), the Income Fund may invest all of its assets in the securities of a single, open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. The Bond, Growth, Income, Ginnie Mae and Money Market Mutual Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo

Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds, provided that the Money Market Mutual Fund may do so subject to the provisions and restrictions of Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require an immediate sale of such security by the Fund, provided that with respect to the Money Market Mutual Fund, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and provided further that, when a security is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's best interests. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Funds' Prospectuses and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

             Letters of Credit. For the Bond, Income, Ginnie Mae, Growth and Money Market Mutual Funds, certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each Fund may be used for letter of credit-backed investments.

             Pass-Through Obligations. The Bond, Ginnie Mae, Government Income, and Income Funds may purchase pass- through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of a Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. Each Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

             When-Issued Securities. The Bond, Government Income, Ginnie Mae, Growth, and Income Funds may invest in securities that are purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase (120 days for the Growth Fund and the Ginnie Mae Fund). The Bond, Growth and Government Income Funds do not intend to invest more than 5% of their net assets in such securities during the coming year. Each Fund currently will only make commitments to purchase securities on a when- issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

             When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             Each Fund will establish a segregated account in which it will maintain cash, U.S. Government Obligations, or other high-quality debt instruments in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Loans of Portfolio Securities. The Ginnie Mae and Growth Funds may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high- quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with a Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked- to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash- equivalent collateral. The Fund will not lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option.
The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Stagecoach, its Investment Adviser, or its Distributor. The Ginnie Mae Fund currently intends to limit the practice of lending portfolio securities to no more than 5% of its net assets during the coming year.

             Foreign Obligations. For the Ginnie Mae and Growth Funds, investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. While the Growth Fund currently does not intend to invest more than 10% of its assets in foreign obligations, it may invest 25% or more of its assets in foreign obligations. The Ginnie Mae Fund does not intend to invest in foreign obligations during the coming year.

             Convertible Securities (Lower Rated Securities) Subject to the limitations described in its Prospectus, the Ginnie Mae and Growth Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO). The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher- rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

      While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

             Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

             The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

             Privately Issued Securities (Rule 144A). The Growth Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and will not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The Company's investment adviser, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Fund does not intend to invest more than 5% of its net assets in Rule 144A Securities during the coming year.

             Municipal Bonds. The Bond and Income Funds may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Neither Fund may invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some of these bonds may be considered private activity bonds for federal income tax purposes.

             Municipal Notes. The Bond and Income Funds may invest in municipal notes which include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in a Fund's portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.



             Investments in Warrants. Although they have no present intention to do so, the Bond, Income and Growth Funds may each invest up to 5% of their net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.


                        SPECIAL CONSIDERATIONS AFFECTING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

             Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

             The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

             The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.
             The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."
             However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

             Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

             On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system.
In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though state has no existing obligations with respect to either Orange County or Los Angeles
County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

             State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

             The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

             Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

             Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

             In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

             Other Information. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

             Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

             There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.

                                     * * *

             The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.


                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                            Principal Occupations
Name, Age and Address             Position                  During Past 5 Years
---------------------             --------                  ---------------------
Jack S. Euphrat, 74               Director                  Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45               Director,                 Senior Vice President
                                  Chairman and              of Stephens; Manager
                                  President                 of Financial Services
                                                            Group; President of
                                                            Stephens
                                                            Insurance Services
                                                            Inc.; Senior Vice
                                                            President of Stephens
                                                            Sports Management
                                                            Inc.; and President of
                                                            Investor Brokerage
                                                            Insurance Inc.

Thomas S. Goho, 54                Director                  T.B. Rose Faculty
321 Beechcliff Court                                        Fellow-Business,
Winston-Salem, NC  27104                                    Wake Forest University
                                                            Calloway School, of
                                                            Business and
                                                            Accountancy; Associate Professor of Finance
                                                            of the School of Business and Accounting at
                                                            Wake Forest University since 1983.

Joseph N. Hankin, 55              Director                President, Westchester
75 Grasslands Road                                        Community College since
Valhalla, N.Y. 10595                                      1971; President of Hartford
(appointed as of                                          Junior College from 1967 to
 September 6, 1996)                                       1971; Adjunct Professor of
                                                          Columbia University
                                                          Teachers College since
                                                          1976.

*W. Rodney Hughes, 70             Director                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78               Director                  Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52              Director                  Private Investor; Real Estate
10 Legrae Street                                            Developer; Chairman
Charleston, SC 29401                                        of Renaissance
                                                            Properties Ltd.;
                                                            President of  Morse
                                                            Investment
                                                            Corporation; and Co-
                                                            Managing Partner of
                                                            Main Street Ventures.

Richard H. Blank, Jr., 40         Chief                     Associate of
                                  Operating                 Financial Services
                                  Officer,                  Group of Stephens;
                                  Secretary and             Director of Stephens
                                  Treasurer                 Sports Management
                                                            Inc.; and Director of
                                                            Capo Inc.

                               COMPENSATION TABLE

                                     Year Ended                            Period Ended
                                     ----------                            -------------
                                  December 31, 1995                     September 30, 1996
                                 ------------------                     ------------------
                                                                                         Total
                           Aggregate      Total Compensation       Aggregate       Compensation from
                         Compensation      from Registrant       Compensation         Registrant
Name and Position       from Registrant   and Fund Complex      from Registrant    and Fund Complex
-----------------       ---------------   ------------------    ---------------    -----------------
 Jack S. Euphrat            $10,188            $39,750              $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
    Director

  Thomas S. Goho            $10,188            $39,750              $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes            $9,438             $37,000             $8,250              $24,750
     Director

 Robert M. Joses            $9,938              $39,000             $9,750              $29,250
     Director

 *J. Tucker Morse           $8,313             $33,250              $8,250              $24,750
     Director



             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund

Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to Advisory Contracts that provide for Wells Fargo Bank to furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of the Funds. Pursuant to the Advisory Contracts, Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund.

             Wells Fargo Bank has agreed to provide to each Fund with, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Fund's portfolio.

             Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             For the years ended December 31, 1993, 1994 and 1995, and the period ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                          December 31, 1993        December 31, 1994           December 31, 1995          September 30, 1996
                         ------------------        -----------------           -----------------          ------------------
                         Fees         Fees         Fees         Fees           Fees         Fees          Fees         Fees
Fund                     Paid        Waived        Paid        Waived          Paid        Waived         Paid        Waived
----                     ----        ------        ----        ------          ----        ------         ----        ------
California Tax-      $2,157,487          $0     $  368,134   $1,728,107    $ 1,542,893           $0      $ 1,202,280         $0
  Free Bond Fund

California Tax-      $   38,402    $122,967             $0   $  279,496    $   236,632      $31,013      $   281,991    $18,321
Free  Income

Ginnie Mae           $  888,174    $437,110     $1,185,036           $0    $   840,112           $0         $679,123         $0

Growth and           $  443,874          $0     $  587,977           $0    $   754,149           $0         $799,899          $0
  Income

Money Market         $1,285,690          $0     $2,073,686   $2,008,946    $12,729,506           $0      $11,593,678          $0
  Mutual

Short-Intermediate        $0       $  3,704             $0   $   58,270    $    56,387      $60,241      $   213,467          $0
  U.S. Government
  Income



             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of a Fund, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for a Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

             For the fiscal years ended December 31, 1993, 1994 and 1995, and the fiscal period ended September 30 ,1996, the net amounts paid by the Funds for administrative fees to Stephens, as sole administrator during these periods, were as indicated below. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of each Fund's average daily net assets.

                                       Dec. 31,       Dec. 31,        Dec. 31,        Sept. 30,
        Fund                             1993           1994            1995            1996
        ----                            -----           ----            ----            ----
California Tax-Free Bond               $130,939         $126,570       $  93,013        $  73,687
California Tax-Free Income             $  9,912             -0-        $  16,793        $  18,371

Ginnie Mae                             $  81,058        $  71,842      $  50,407        $  40,747
Growth and Income                      $  26,644        $  35,279      $  45,249        $  51,193
Money Market Mutual                    $  96,535        $ 306,209      $ 954,713        $ 872,577
Short-Intermediate U.S. Govt. Income   $   3,522        $   3,522      $   6,998        $  12,808

             SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT. As discussed in the Funds' prospectuses under the heading "Shareholder Servicing Agent," the Company may enter into shareholder servicing agreements on behalf of each Fund's Institutional Class shares with Wells Fargo Bank. The Company does not currently intend to pay fees to Shareholder Servicing Agents during the upcoming fiscal year.


             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as custodian and transfer and dividend disbursing agent for each Fund. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from each Fund.



             For its services as transfer and dividend disbursing agent for the Institutional Class shares of the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the average daily net assets of the Institutional Class shares of the Non-Money Market Funds, and 0.02% of the average daily net assets of the Institutional Class shares of the Money Market Mutual Fund. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of the Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.


             For the year ended December 31, 1995 and the fiscal period ended September 30, 1996, the Growth and Income Fund paid $ 15,578 and $17,963, respectively, in custody fees and $ 160,168 and $ 217,737, respectively, in
transfer and dividend disbursing agency fees to Wells Fargo Bank.   The
remaining Funds waived such fees entirely.

             UNDERWRITING COMMISSIONS. The Institutional Class of each Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.

                            PERFORMANCE CALCULATIONS

             As indicated in the Prospectuses, performance information for the Funds' Institutional Class shares may be presented from time to time.

             AVERAGE ANNUAL COMPOUND RATE OF RETURN ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV.

Average Annual Total Return for the Applicable Period Ended September 30,
1996(1)

                     Fund               Inception(2)  Five Year      Three Year       One Year
                     ----               ---------     ----------     -----------      ---------
California Tax-Free Bond                  7.25%           N/A           3.80%           6.28%

California Tax-Free Income                4.58%           N/A           3.68%           3.87%

Ginnie Mae                                7.20%          6.46%          4.67%           4.12%

Growth and Income                        14.29%         13.92%         14.35%          14.47%

Short-Intermediate U.S. Govt. Income      4.28%           N/A            N/A            4.45%

-----------------------------------
(1) Performance figures for the Institutional Class Shares reflect the performance of the Class A Shares for periods prior to September 6, 1996. The Institutional Class shares assess no sales charges.

(2) Each Fund's Institutional Class Shares commenced operations on September 6, 1996. Class A Shares commenced operations as follows: California Tax-Free Bond - January 2, 1992; California Tax-Free Income - November 18, 1992; Ginnie Mae - January 3, 1991; Growth and Income - August 2, 1990; and Short-Intermediate U.S. Government Income - October 27, 1993.

             CUMULATIVE TOTAL RETURNS on each Fund's Institutional Class shares may also be presented from time to time. Cumulative total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

Cumulative Total Return for the Applicable Period Ended September 30, 1996(1)

       Fund                           Inception(2)    Five Year     Three Year
       ----                           ------------    ---------     ----------
California Tax-Free Bond                39.47%          N/A             11.82%

California Tax-Free Income              18.93%          N/A             11.46%

Ginnie Mae                              49.17%          36.73%          14.69%

Growth and Income                      127.90%          91.84%          49.54%

Short-Intermediate U.S.                 13.01%           N/A              N/A
Govt. Income

-------------

(1) Performance figures for the Institutional Class Shares reflect the performance of the Class A Shares for periods prior to September 6, 1996. The Institutional Class Shares have no sales charges.

(2) Each Fund's Institutional Class Shares commenced operations on September 6, 1996. Class A Shares commenced operations as follows: California Tax-Free Bond - January 2, 1992; California Tax-Free Income - November 18, 1992; Ginnie Mae - January 3, 1991; Growth and Income - August 2, 1990; and Short-Intermediate U.S. Government Income - October 27, 1993.

             YIELD: As indicated in their Prospectuses, the yield of each Fund's Institutional Class shares may also be presented from time to time. Yield is calculated based on a 30-day (or one month) period, by dividing the net investment income per share of the Institutional Class shares of a Fund earned during the period by the net asset value price per share of such Class on the last day of the period, according to the following formula: YIELD = 2[((a- b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund's Institutional Class shares includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. Tax-equivalent yield for each Fund is computed by dividing that portion of the yield of the Fund that is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt. For purposes of sales literature, a distribution rate of the Institutional Class shares also may be presented provided that the yield data derived pursuant to the calculation described above also are presented.

             Effective yield for each Fund is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result.

             Fund performance information will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield, total return and other performance calculations are a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund and its Institutional Class shares.

             Yield and total return information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yields and total returns, however, may not be comparable to the yields or total returns from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield. In addition, investors should recognize that changes in the net asset value of shares of a Class of the Funds will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield in ascertaining the total return to shareholders of a Class of shares for the period.

           Yield for the Applicable Period Ended September 30, 1996(1)

                                          Thirty-Day Yield                  Thirty-Day Tax-Equivalent Yield(2)
                                          ----------------                  -------------------------------
            Fund                  After Waiver        Before Waiver         After Waiver        Before Waiver
            ----                  ------------        -------------         ------------        --------------
California Tax-Free Bond             5.36%                4.81%                 9.97%                8.95%

California Tax-Free Income           4.13%                3.84%                 7.68%                7.14%

Ginnie Mae                           7.38%                6.82%                13.73%               12.69%

Short-Intermediate U.S.              5.11%                4.91%                 9.51%                9.13%
  Government Income


            Fund                           Seven-Day Yield                      Seven-Day Effective Yield
            ----                           ---------------                      -------------------------
Money Market Mutual                             4.88%                                     5.00%

____________________________________

(1) "After Waivers" figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' shares through September 5, 1996 is also reflected.


(2) Based on a combined federal and state income tax rate of 46.24% for each of the California Tax-Free Bond and Income Funds, and a federal income tax rate of 28.00% for the Ginnie Mae and Short-Intermediate U.S. Government Income Fund.


             From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones

Industrial Average are unmanaged indices of selected common stock prices. The performance of a Class also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds.

             Any such comparisons may be useful to investors who wish to compare past performance of the Funds with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             The Company also may disclose in sales literature, the distribution rate on the shares of a class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of each class of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may disclose in sales literature, information and statements the distribution rate on the shares of each class of the Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $54 billion of assets of individual, trusts, estates and institutions and $20 billion of mutual fund assets.


             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

             The assets of the Bond Fund, other than debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Bond Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

             For the Government Income and Growth Funds, securities for which market quotations are available are valued at latest prices. Securities of a Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.

             As indicated under "Investing In The Funds -- Share Price" in the Prospectus, the Money Market Mutual Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Money Market Mutual Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Mutual Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Mutual Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

             Institutional Class shares of the Non-Money Market Funds may be purchased on any day the Funds are open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

             Institutional Class shares of the Money Market Mutual Fund may be purchased on any day the Fund is open for business, provided Wells Fargo Bank also is open for business (for the Money Market Mutual Fund, a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (for the Money Market Mutual Fund, each, a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday.

             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

             Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

             In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

             The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

             Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

             Except in the case of equity securities purchased by the Growth Fund, purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

             The Bond and Income Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

             For the Growth Fund, purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Growth Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

             Brokerage Commissions. For the years ended December 31, 1993, 1994 and 1995, and the fiscal period ended September 30, 1996, only the Growth and Income Fund paid brokerage commissions as follows:

                                               Dec. 31,        Dec. 31,        Dec. 31,      Sept. 30,
         Fund                                   1993            1994            1995           1996
         ----                                   ----            ----            ----           ----
Growth and Income Fund                      $ 347,779         $ 407,643     $ 607,442        $531,052



Securities of Regular Broker/Dealers. As of September 30, 1996, each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:


Fund                                       Amount                       Regular Broker/Dealer
----                                       ------                       ---------------------
California Tax-Free Income Fund            N/A                          N/A
California Tax-Free Bond Fund              N/A                          N/A
Short-Intermediate U.S.
     Government Income Fund                $    2,170,000               Goldman Sachs & Co.
Growth and Income Fund                     $    6,438,000               Goldman Sachs & Co.
Money Market Mutual Fund                   $  202,778,000               Goldman Sachs & Co.
Ginnie Mae Fund                            $    4,475,000               Goldman Sachs & Co.





             As of December 31, 1995 each Fund owned securities of its "regular brokers or dealers" or their parents as defined in the Act, as follows:


Fund                                       Amount                       Regular Broker/Dealer
----                                       ------                       ---------------------
California Tax-Free Income Fund            $0                           N/A
California Tax-Free Bond Fund              $0                           N/A
Short-Intermediate U.S.
     Government Income Fund                $1,119,000                   Goldman Sachs & Co.
Growth and Income Fund                     $1,998,000                   Goldman Sachs & Co.
Money Market Mutual Fund                   $0                           N/A

             Portfolio Turnover. For the Government Income Fund, portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate for the Fund generally is not expected to exceed 100%. For the Bond Fund and the Income Fund, the portfolio turnover rate for the Funds generally is not expected to exceed 300%. For the Money Market Mutual Fund, because the portfolios of the Fund consist of securities with relatively short-term maturities, the Fund can expect to experience high portfolio turnover rates. The higher portfolio rates of the Ginnie Mae Fund should not adversely affect it because portfolio transactions are made directly with principals on a net basis and, consequently, the Fund usually does not incur brokerage expenses. For the Funds, the portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

             Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory and administration fees; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against the Fund's assets, and expenses of a class (such as shareholder servicing fees or expenses paid pursuant to a Plan) are charged against the assets of the class. General expenses of the Company are allocated among all of the funds of the Company, including each Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the applicable Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The applicable Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

             Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. With respect to the Money Market Mutual Fund, although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Money Market Mutual Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Money Market Mutual Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in- kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

Special Tax Considerations for the Income Fund and the Bond Fund

                 Federal -- The Income Fund and the Bond Fund intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

             In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

             Shares of the Income Fund and the Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

             California -- The Income Fund and the Bond Fund expect to be exempt from tax in California on the same basis as under Subchapter M of the Code as described above. Moreover, if at the close of each quarter of the each such Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (referred to herein as "California exempt-interest dividends"). Under normal market conditions, each Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities so that it can pay California exempt-interest dividends.

             Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

             Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.

             Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

        The Funds are six of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of nineteen other funds.

        Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

        The Funds are authorized to issue other classes of shares, subject to a front-end sales charge and, in some cases, subject to a contingent deferred sales charge, that are offered to retail investors, and another class that is offered to qualified business investors who purchase such shares through certain non-interest bearing transaction accounts offered by Wells Fargo Bank. The Bond, Ginnie Mae, Growth and Money Market Mutual Funds are comprised of three classes of shares and the Government Income and Income Funds are comprised of two classes of shares. Each class of shares represents an equal proportionate interest in a Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. With respect to matters affecting one class, but not another, shareholders of each Fund vote as a class. For example, approval of a distribution plan is voted on only by members of the class affected by the plan. Subject to the foregoing, all shares of a Fund have equal voting rights. In situations where voting by series (fund) is required by law or where the matter involved affects only one series, shares of each Fund vote by series. For example, a change in a Fund's fundamental investment policy would be voted upon by only shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by a Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of other series to approve the proposal as to those series. As used in the Prospectuses and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders means the vote of the lesser of (i) 67% of the shares of the Fund, or the respective class of the Fund, depending on the context, represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund, or of such class of the Fund, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund, or of the respective class of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company is not required to hold annual meetings of shareholders and may dispense with a special meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

             Each Fund share represents an equal proportional interest in the Fund with every other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the applicable Prospectus, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY  2, 1996


                                   NAME AND               CLASS; TYPE        PERCENTAGE    PERCENTAGE
          FUND                      ADDRESS               OF OWNERSHIP        OF CLASS       OF FUND
          ----                      -------               ------------        --------       -------
CALIFORNIA TAX-FREE BOND   Dim & Co.                     Institutional         81.74%        19.10%
                           Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372

                           Hep & Co                                            6.70%           N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800 MAC 9139-           Class
                           027                           Record Holder
                           Calabasas, CA  91372

CALIFORNIA TAX-FREE        Dim & Co.                     Institutional         76.84%         7.20%
INCOME                     Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372

                           Hep & Co                                            19.01%          N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800 MAC 9139-           Class
                           027                           Record Holder
                           Calabasas, CA  91372

SHORT-INTERMEDIATE U.S.    First Interstate Bank         Institutional         9.49%          6.20%
GOVERNMENT INCOME          (Trustee)                         Class
                           Choicemaster                  Record holder
                           Attn: Mutual Funds
                           P.O. Box 9800
                           Calabasas, CA  91372

                           Dim & Co.                     Institutional         48.10%        31.20%
                           Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372



                           Virg & Co
                           Attn: MF Dept. A88-4          Institutional         20.85%        13.50%
                           P.O. Box 9800                     Class
                           Calabasas, CA  91372          Record Holder

                           Hep & Co
                           Attn:  MF Dept. A88-4
                           P.O. Box 9800 MAC 9139-       Institutional         18.47%        12.00%
                           027                               Class
                           Calabasas, CA  91372          Record Holder

GINNIE MAE                 Stephens Inc.                 Institutional         6.54%           N/A
                           111 Center Street                 Class
                           Little Rock, AR  72201      Benefically Owned

                           Dim & Co.                                           20.98%          N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800                     Class
                           Calabasas, CA  91372          Record Holder

                           Virg & Co                                           33.40%          N/A
                           Attn: MF Dept. A88-4
                           P.O. Box 9800                 Institutional
                           Calabasas, CA  91372              Class
                                                         Record Holder
                           Hep & Co                                            11.20%          N/A
                           Attn:  MF Dept. A88-4
                           P.O. Box 9800 MAC 9139-
                           027                           Institutional
                           Calabasas, CA  91372              Class
                                                         Record Holder         7.33%           N/A
                           Wells Fargo Bank
                           (for Donald L. Hill MD
                           Managed IRA)
                           420 Montgomery Street         Institutional
                           5th Floor                         Class
                           San Francisco, CA  94163    Beneficially Owned

GROWTH AND INCOME          Virg & Co                     Institutional         33.60%          N/A
                           Attn: MF Dept. A88-4              Class
                           P.O. Box 9800                 Record Holder
                           Calabasas, CA  91372

                           Hep & Co                                            59.47%          N/A
                           Attn:  MF Dept. A88-4         Institutional
                           P.O. Box 9800 MAC 9139-           Class
                           027                           Record Holder
                           Calabasas, CA  91372


MONEY MARKET MUTUAL        Hep & Co                      Institutional         97.99%          N/A
                           Attn:  MF Dept. A88-4             Class
                           P.O. Box 9800 MAC 9139-       Record Holder
                           027
                           Calabasas, CA  91372

             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                               OTHER INFORMATION

             The Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP serves as the independent auditor for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' report for the Funds for the fiscal period ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on December 9, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to current or prospective shareholders. The Company's annual report may be obtained by calling 1-800-222-8222.

                                  SAI APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.



Corporate and Municipal Bonds

             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or

"VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

             S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

             Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

             S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

Corporate Notes

             S&P: The two highest ratings for corporate notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                           STAGECOACH FUNDS(R), INC.


                           Telephone: 1-800-260-5969


                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated February 1, 1997

                             ARIZONA TAX-FREE FUND
                                 BALANCED FUND
                               EQUITY VALUE FUND
                             INTERMEDIATE BOND FUND
                             NATIONAL TAX-FREE FUND
                              OREGON TAX-FREE FUND
                         PRIME MONEY MARKET MUTUAL FUND
                       TREASURY MONEY MARKET MUTUAL FUND

                              INSTITUTIONAL CLASS

                      --------------------------------

      Stagecoach Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains additional information about one class of shares offered in eight funds of the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds"): the ARIZONA TAX-FREE FUND, NATIONAL TAX-FREE FUND and OREGON TAX-FREE FUND (collectively, the "Tax-Free Funds"), the PRIME MONEY MARKET MUTUAL FUND and TREASURY MONEY MARKET MUTUAL FUND (each, a "Money Market Fund" and collectively, the "Money Market Funds") and the BALANCED FUND, EQUITY VALUE FUND and INTERMEDIATE BOND FUND. This SAI relates only to the Institutional Class shares offered by the Funds. The investment objective of each Fund is described in the applicable prospectus under "How the Funds Work -- Investment Objective(s) and Policies."

      This SAI is not a prospectus and should be read in conjunction with the prospectus applicable to each Fund, dated February 1, 1997. All terms used in this SAI that are defined in the prospectus for each Fund have the meanings assigned in that Fund's prospectus. A copy of the prospectus for each Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Company's Transfer Agent at the telephone number indicated above.


                      --------------------------------

                               TABLE OF CONTENTS


                                                                                                      Page
                                                                                                      ----
General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

Additional Permitted Investment Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Special Considerations Affecting Arizona Municipal Obligations  . . . . . . . . . . . . . . . . . .   24

Special Considerations Affecting Oregon Municipal Obligations . . . . . . . . . . . . . . . . . . .   26

Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

Servicing Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49

Additional Purchase and Redemption Information  . . . . . . . . . . . . . . . . . . . . . . . . . .   51

Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52

Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55

Taxes     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         All Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
         Tax-Free Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61

Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65

Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                                    GENERAL

         Stagecoach Funds, Inc. (the "Company" and, at times, "Stagecoach") is an open-end management investment company offering shares in separately managed investment portfolios. The Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds were originally organized as investment portfolios of Westcore Trust under the following names: Arizona Intermediate Tax-Free, Bonds Plus, Quality Tax-Exempt Income, and Oregon Tax-Exempt Funds, respectively. On October 1, 1995, each Fund was reorganized as an investment portfolio of Pacifica Funds Trust ("Pacifica" or the "predecessor Company"). The Balanced Fund and Equity Value Fund were originally organized as investment portfolios of Pacifica under the same names. The Prime Money Market Mutual Fund operated as Pacific American Liquid Assets, Inc. from its commencement of operations on April 30, 1981 until it was reorganized as a portfolio of Pacific American Fund on October 1, 1985; on October 1, 1994, it was reorganized as the Pacific American Money Market Portfolio of Pacifica; and, in July of 1995, it was renamed the Pacifica Prime Money Market Fund. Prior to August 1, 1990, the Treasury Money Market Mutual Fund was known as the Short-Term Government Fund and invested in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government in accordance with fundamental policies that were then effective for the Fund. The Fund operated as a portfolio of Pacific American Fund through October 1, 1994, when it was reorganized as the Pacific American U.S. Treasury Portfolio, a portfolio of Pacifica Funds Trust. In July 1995, the Fund was renamed the Pacifica Treasury Money Market Fund.

         On April 25, 1996, the Agreement and Plan of Reorganization of Pacifica with Stagecoach and the creation of each Fund as a new fund of Stagecoach were approved by the Company's Board of Directors. On May 17, 1996, the Agreement and Plan of Reorganization of Pacifica with the Company was approved by Pacifica's Board of Trustees. The reorganization of Pacifica with Stagecoach became effective on September 6, 1996 (the "Reorganization"). Each of the following portfolios of Pacifica was reorganized as the specified Stagecoach Fund:

 PACIFICA FUNDS TRUST PORTFOLIO NAME                       STAGECOACH FUND NAME
 -----------------------------------                       --------------------
  Pacifica Arizona Tax-Exempt Fund                        Arizona Tax-Free Fund
       Pacifica Balanced Fund                                 Balanced Fund
        Pacifica Equity Value                               Equity Value Fund
   Pacifica Intermediate Bond Fund                        Intermediate Bond Fund
  Pacifica National Tax-Exempt Fund                       National Tax-Free Fund
   Pacifica Oregon Tax-Exempt Fund                         Oregon Tax-Free Fund
  Pacifica Prime Money Market Fund                    Prime Money Market Mutual Fund
 Pacifica Treasury Money Market Fund                Treasury Money Market Mutual Fund

                            INVESTMENT RESTRICTIONS

         The Funds are subject to the investment limitations enumerated below which may be changed with respect to a particular Fund only by a vote of a majority of the holders of such Fund's outstanding shares (see "Capital Stock" below).

         The Intermediate Bond Fund and the Tax-Free Funds may not:

         1. Purchase or sell commodity contracts (including futures contracts with respect to the Arizona Tax-Free and National Tax-Free Funds), or invest in oil, gas or mineral exploration or development programs, except that each Fund, to the extent appropriate to its investment objective, may purchase publicly traded securities of companies engaging in whole or in part in such activities, and provided that the Intermediate Bond and Oregon Tax-Free Funds may enter into futures contracts and related options.

         2. Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

         3. Purchase securities of companies for the purpose of exercising control.

         4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

         6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the Oregon Tax-Free Fund may enter into transactions in futures contracts and related options, and except that the Intermediate Bond Fund may enter into transactions in options on securities, futures contracts and options on futures contracts.

         7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. None of these Funds will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its prospectus are not deemed to be pledged for purposes of this limitation.

         The Intermediate Bond Fund may not:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

         2. Purchase any securities that would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         As a matter of non-fundamental policy (which may be changed without shareholder vote) the Intermediate Bond Fund may not (i) invest in mineral leases and (ii) purchase, hold or deal in real estate limited partnerships.

         The Tax-Free Funds may not:

         1. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Funds may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except that this limitation shall not apply to the Oregon Tax-Free Fund's transactions in futures contracts and related options.

         2. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during periods of unusual market conditions. For purposes of this investment limitation, securities the interest on which is treated as a specific tax preference item under the federal alternative minimum tax are considered taxable.

         3. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         The Oregon Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or political subdivisions. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The Arizona Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities, except securities issued (as defined in the preceding Investment Limitation) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

         The National Tax-Free Fund may not:

         1. Purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (a) up to 50% of the value of the Fund's total assets may be invested without regard to these limitations provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer and (b) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of these limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, such nongovernmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in municipal obligations with similar characteristics (such as private activity bonds where the payment of principal and interest is the ultimate responsibility of issuers in the same industry, pollution control revenue bonds, housing finance agency bonds or hospital bonds) or the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, the District of Columbia, and their respective agencies, authorities, instrumentalities or political subdivisions.

         The Balanced Fund and Equity Value Fund, except as indicated, may not:

         1. Borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

         2. Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the prospectuses or the SAI.

         3. Invest in companies for the purpose of exercising control or management.

         4. Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) may invest up to 10% of their net assets in shares of other investment companies.

         5. Invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions.

         6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets.

         7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

         8. Make loans, except that the Funds may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. No Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets.

         9. Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

         10. Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         11. Mortgage, pledge, or hypothecate any of its assets, except as described in Investment Restriction No. 1.

         12. Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its adviser, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         13. Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges.

         14. Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities.

         15. Invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.


         The Prime Money Market Mutual and the Treasury Money Market Mutual Funds may not:

         1. Purchase common stocks, and with respect to the Treasury Money Market Mutual Fund, voting securities, (with respect to the Prime Money Market Mutual Fund including preferred stocks, warrants or other equity securities and, with respect to the Treasury Money Market Mutual Fund, including state, municipal or industrial revenue bonds) except for securities of other investment companies.

         2. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Neither Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. As a matter of non-fundamental policy, each Fund intends to limit its investments in reverse repurchase agreements to no more than 20% of its total assets.

         3. Mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of one-third of the value of a Fund's total assets at the time of its borrowing. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this investment restriction.

         4. Purchase securities on margin, except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions; or make short sales of securities or, for the Treasury Money Market Mutual Fund, maintain a short position.

         5.  Write put or call options.

         6. Underwrite the securities of other issuers, except as a Fund may be deemed to be an underwriter in connection with the purchase or sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

         7. Invest in companies for the purpose of exercising control.

         8. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into loans of portfolio securities and repurchase agreements.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or where otherwise permitted by the 1940 Act.

         10. Lend its portfolio securities in excess of one-third of the value of its total assets.

         As a non-fundamental policy (which may be changed without shareholder vote), any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors, and the Fund will maintain collateral of the borrower equal at all times to at least the current market value of the securities loaned.

         11. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to the Treasury Money Market Mutual Fund, such obligations only include U.S. Treasury obligations) and repurchase agreements secured by such obligations, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested in any securities without regard to this 5% limitation.

         12. Purchase any securities that cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to: (a) instruments that are issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (b) with respect to the Prime Money Market Mutual Fund, instruments issued or guaranteed by U.S. banks and U.S. branches of foreign banks (provided that, with respect to U.S. branches of foreign banks, such branches are subject to the same regulations as domestic branches of U.S. banks and, with respect to foreign branches of U.S. banks, the domestic parent is unconditionally liable in the event that the foreign branch fails to pay on its instruments for any reason); and (c) repurchase agreements secured by the instruments described in clause
(a) and, with respect to the Prime Money Market Mutual Fund, clause (b).

         The Prime Money Market Mutual Fund may not:

         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil or gas interests, but this restriction shall not prevent the Fund from investing directly or indirectly in instruments secured by real estate or interests therein.

         The Treasury Money Market Mutual Fund may not:

         1.  Purchase or sell real estate.

         2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.


         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and the Funds will not at any time hold more than

15% of their net assets in illiquid securities. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         In addition, in accordance with current SEC regulations, the Money Market Funds intend, as a non-fundamental policy, to limit their respective investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their respective total assets at the time of purchase, except for 25% of the value of their respective total assets which may be invested in any one issuer for a period of up to three business days.

         The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that such a commitment is no longer in the best interests of the Fund involved and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

         Pursuant to state securities regulations, the Treasury Money Market Mutual Fund has undertaken the following non-fundamental investment limitation: the Fund will not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets (included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges) except that warrants acquired by the Fund at any time in units or attached to securities are not subject to this limitation. Investors should note, however, that neither the Prime Money Market Mutual Fund nor the Treasury Money Market Mutual Fund currently intends to purchase any warrants whatsoever, or to acquire any put option that may be sold, transferred or assigned separately from the underlying security.

         For purposes of determining industry classifications of issuers, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry). In accordance with the current views of the staff of the SEC and as a matter of nonfundamental policy that may be changed without a vote of shareholders, a Fund will treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         The prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         U.S. Government Obligations. The Funds may invest in various types of U.S. Government obligations. For the Money Market Funds, such obligations must have remaining maturities of up to one year. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage corporation, Federal Intermediate Credit Banks and Maritime Administration.

         Repurchase Agreements. Each Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price which involve the acquisition by a Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. The Funds may enter into repurchase agreements only with respect to securities of the type in which such Fund may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         The Prime and Treasury Money Market Mutual Funds may engage in a repurchase agreement with respect to any security in which they are authorized to invest, including U.S. Treasury STRIPS, although the underlying security may mature in more than thirteen months.


        Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Commercial Paper. The Funds may invest in commercial paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable instruments issued by government agencies and instrumentalities.

         Investment Company Securities. Each Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

         Floating- and Variable-Rate Obligations. The Funds may purchase floating- and variable-rate obligations as described in the Prospectuses. Each Fund may purchase floating- and variable-rate demand notes and bonds. For the Money Market Funds, these obligations ordinarily have stated maturities in excess of thirteen months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Funds' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

         Floating and variable-rate demand instruments acquired by the Tax-Free Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide these Funds with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the adviser has determined meets the prescribed quality standards for these Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.


         Loans of Portfolio Securities. The Funds may lend their portfolio securities to brokers, dealers and financial institutions (but not individuals), provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of a particular Fund. The Treasury Money Market Mutual Fund does not currently intend to lend its portfolio securities.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high- quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

         Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Funds' custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's total net assets and its net asset value per share. In addition, because a Fund will set aside cash and other high quality liquid debt securities as described above the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Mortgage-Backed Securities. As stated in the prospectuses, certain Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage- backed security varies with the underlying mortgage instruments, which generally have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that adviser's assumptions about prepayments are inaccurate, these securities may expose the Funds, to significantly greater market risks than expected.

         Asset-Backed Securities. To the extent described in the prospectuses, the Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset- backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the-securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Municipal Obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

         The two principal classifications of municipal obligations that may be held by a Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the issuer of the facility being financed. a Fund's portfolio may also include "moral obligation" securities, which are issued normally by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Private activity bonds are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations if the interest paid thereon is exempt from federal income tax, but nevertheless, subject to federal alternative minimum tax.

         The Tax-Free Funds may also purchase short-term General Obligation Notes, Tax Anticipation Notes ("TANS"), Bond Anticipation Notes ("BANs"), Revenue Anticipation Notes ("RANs"), Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues, and are usually general obligations of the issuer.

         TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

         BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

         RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

         As stated in the prospectuses, the adviser, under the supervision of the Board, makes determinations concerning the liquidity of a municipal lease obligation based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. In addition, the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease may be considered. In evaluating the credit quality of a municipal lease obligation, the factors to be considered might include: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of the nonappropriation"); and (5) the legal recourse in the event of failure to appropriate.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, with respect to Oregon obligations and Arizona obligations, the Funds cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Oregon obligations and Arizona obligations, specifically, for investment by a Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund involved would re- evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Wells Fargo Bank will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Free Funds may, from time to time, invest more than 25% of their assets in municipal obligations covered by insurance policies.

         As stated in the prospectus, the Intermediate Bond Fund may, when deemed appropriate by the adviser in light of the Fund's investment objective, invest in obligations issued by state and local governmental issuers. Dividends paid by the Intermediate Bond Fund that are derived from interest of municipal obligations would be taxable to the Fund's shareholders for federal income tax purposes.

         Stand-By Commitments. Each Tax-Free Fund may acquire stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price. The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

         Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         Each Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. Each Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Each Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying municipal obligations, which will continue to be valued in accordance with the ordinary method of valuation employed by the Funds. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value.

         Foreign Securities. Because certain Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers.

Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         The Equity Value and Balanced Funds may also invest in American Depositary Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars, although the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which could reduce the yield on such securities. Some institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository may be required to provide under its contractual arrangement with the issuer.

         Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries. Further, income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         Options Trading. Certain Funds may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Intermediate Bond Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                 The Funds may also write covered call and secured put options from time to time as the adviser deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by the Intermediate Bond Fund will not exceed 25% of the value of its net assets. The use of covered call options and securities put options will not be a primary investment technique of the Intermediate Bond Fund, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds, custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Equity Value and Balanced Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

         The Equity Value and Balanced Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

         Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transactions rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

         Investments in Warrants. Although they have no present intention to do so, the Balanced and Equity Value Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which the Funds may invest directly.

         Borrowing and Reverse Repurchase Agreements. Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 10% of its net assets. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Nationally Recognized Statistical Ratings Organizations. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

         The payment of principal and interest on debt securities purchased by the Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.

         Rule 144A. It is possible that unregistered securities, purchased by the Prime Money Market Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


         SPECIAL CONSIDERATIONS AFFECTING ARIZONA MUNICIPAL OBLIGATIONS

         The concentration of the Arizona Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions that are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without voter approval. This restriction does not apply to taxes levied to pay general obligation debt.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval, or to restructure the State's revenue mix among sales, income, property and other taxes. It is possible that if any such proposals were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, at various times in the past, utilized a combination of spending reductions or reductions in the rate of growth in spending, and tax increases. In recent years, the State's fiscal situation has improved even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase State revenue. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect State fund balances and fiscal conditions over time.

         Arizona state government general fund revenue growth in fiscal year 1996 is forecast to increase 4.1%, although growth would be projected at 10.9% but for legislative changes, principally an income tax reduction measure enacted in 1995. The 6.8% projected increase in sales tax revenue, adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1996 with a total general fund balance of approximately $579 million. The amount of this balance is approximately 12.5% of total general fund expenditures for fiscal year 1996. Included in the total balance is a general fund ending balance of approximately $347 million, and a budget stabilization ("rainy day") fund balance of approximately $232 million.

         The fiscal year 1997 budget adopted by the legislature assumes that the total general fund balance carried forward from fiscal year 1996 will be drawn down by approximately $230 million during the course of fiscal year 1997. Based on this assumption, the total general fund balance at the end of fiscal year 1997 should be lower than for fiscal year 1996.

         Additionally, the 1995 legislature enacted a $200 million income tax reduction package, and the 1996 legislature enacted a $200 million property tax reduction package. There may be additional legislative activity during 1997 in the area of tax reform and school finance, and the 1998 general election ballot may include one or more questions related to these issues and the State's tax structure generally. The outcomes of any legislative actions or election issues of this nature may adversely affect State fund balances and fiscal conditions.

         Arizona has a diversified economic base that is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. Spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The North American Free Trade Agreement is generally viewed as beneficial to the State. However, current and proposed reductions in federal military expenditures may adversely affect the Arizona economy.

         SPECIAL CONSIDERATIONS AFFECTING OREGON MUNICIPAL OBLIGATIONS

         The concentration of the Oregon Tax-Free Fund in Oregon Obligations raises additional considerations for investors in that portfolio, as discussed below.

         State Bonds and Revenues

         As of September 1, 1996, $3.64 billion in general obligation bonds issued by the State of Oregon and its agencies and instrumentalities were outstanding, including $125.1 million in general obligation bonds supported by the budget for the State's general fund and $3.52 billion of self-supporting general obligation bonds. The State's self- supporting general obligation bonds include $2.90 billion of State veteran's bonds, which, in the event of poor economic conditions resulting in an increased number of mortgage defaults, could cease to be self-supporting. All of the existing and outstanding general obligation bonds of the State have been issued under specific State constitutional provisions that authorize the issuance of such bonds and provide authority for ad valorem taxation to pay the principal of and interest on such bonds. With the exception of the veteran's bonds, for which no more than two mills on each dollar valuation may be levied to pay principal and interest, the authority of the State to tax property for the payment of its general obligation bonds is unlimited. Since at least 1950, the State has not imposed ad valorem tax for the payment of any of its obligations because other revenues, including those generated by the self-supporting bonds, have been sufficient.

         In addition to general obligation bonds, various State statutes authorize the issuance of State revenue bonds and certificates of participation. These limited obligations of the State or its agencies or instrumentalities may be payable from a specific project or source, including lease rentals. The State is not authorized to impose ad valorem taxes on property for the payment of principal and interest on these bonds, so they are more sensitive to changes in the economy. There can be no assurance that future economic problems will not adversely affect the market value of Oregon obligations held by the Fund or the ability of the respective obligors (both private and governmental) to make required payments on such obligations.

         Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. In the legislatively adopted budget for the 1995-97 biennium, approximately 96.6% of the State's revenues for the 1995-97 biennium were projected to come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax refunds because of budget surpluses, as required by statute. The State's September 1, 1996 economic and revenue forecast predicts that State General Fund revenues for the 1995-97 biennium will exceed the legislatively approved budget forecast by approximately $331.6 million (or 4.8%).

         The Economy

         Oregon's economy is projected to maintain a substantial portion of its momentum through the end of 1997. Oregon remains one of the fastest growing states in the country. High technology manufacturing and the service sector are the primary engines driving the State economy. Despite the positive overall tone at year end, there were definite signs of slowing in the construction and the national/international semiconductor industry.

         The Oregon economy appears to have ample momentum to continue growing through 1997, though the pace is likely to be slower than the previous two-year period. Expansion of the State's semiconductor industry and its suppliers will likely remain the key engine driving growth in the State. Rising wages and a continuing flow of new residents are expected to generate jobs in the State's service and trade sectors. The primary factors likely to slow growth over the next two years are dwindling supply of skilled labor and flattening of the construction boom.

         Oregon's income, employment and population are expected to increase faster than the country as a whole over the 1995 to 2003 period as they have since 1987. However, job growth is expected to slow in 1996 and 1997. The State's population is projected to grow by 13.5 percent between 1995 and 2003, a gain of 422,000 people.

         Oregon has successfully restructured from an economy highly dependent on the timber industry to one in which high technology manufacturing and services also play a prominent role. The fundamentals appear to be in place for the State to continue growing faster than the overall U.S. economy through 2001. Despite the generally favorable long-term outlook, rising housing and labor costs are expected to begin pushing the State's growth rate back toward the national average. Moreover, the State's growing dependence on the semiconductor industry is likely to lead to some unstable conditions as the industry expands and contracts in response to national and international pressures.

         Recent Environmental Developments

         In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth; however, the magnitude and extent of any future environmental action is impossible to predict at this time. The State's economic forecasts do not address the potential impact of endangered species problems on Oregon's economy.

         Recent Developments Affecting Government Revenues.

         Ballot Measure 5. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 ("Ballot Measure 5"), imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is subject to certain exceptions and is being phased in over a five-year period. Beginning with the tax year that starts on July 1, 1996, the final year of the phase-in period, not more than $15 per $1,000 of real market value can be levied against any piece of property. Of this amount, $5 may be used for public education, and the remaining $10 may be used for general governmental purposes.

         The limitations of Ballot Measure 5 do not apply to taxes imposed to pay the principal of and interest on bonded indebtedness authorized by a specific provision of the State Constitution. Therefore, the ability of the State to levy taxes to service its constitutionally authorized general obligation bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, Ballot Measure 5 has not directly affected State revenues.

         The tax limitations of Ballot Measure 5 do not apply to user fees, licenses, excise or income taxes and incurred charges for local improvements. Since 1990 local governments have begun to rely more heavily on such fees and taxes to finance certain services and improvements.

         Ballot Measure 5 has controlled the growth of local property tax revenues since its adoption. Although the growth in local property valuations during the period 1991 to 1995 has somewhat mitigated the potential impacts of Ballot Measure 5, revenues of local government units in Oregon have generally been adversely affected by the adoption of Ballot Measure 5. This appears to be particularly true with respect to school districts operating revenues.

         Ballot Measure 5 required the State to replace a substantial portion of the lost revenues of local school districts through the end of fiscal year 1995-96. Although this obligation has now expired, the extent of revenue loss perceived to have been incurred by local school districts indicates that the State may continue to provide significant revenue relief to these governmental units. In addition, the provisions of the initiative known as Ballot Measure 47, as defined and discussed below, is expected to also result in the State making further financial assistance available to certain units of local government as a result of further restrictions and limitations placed upon the ability of units of local government to generate revenues through Oregon's system of ad valorem property taxation.

         Ballot Measure 47. At the November 5, 1996 general election, the voters of the State of Oregon approved a constitutional amendment creating new sections 11g, 11h, 11i and 11j within Article XI of the Oregon Constitution. The initiative proposing these amendments was commonly referred to as "Ballot Measure 47" or "Cut and Cap."

         Ballot Measure 47 will generally reduce the revenues of local governments available from ad valorem property taxes starting on July 1, 1997. For fiscal year 1997-98, the amount of tax which may be collected from each property subject to taxation is limited to the lesser of the amount due for fiscal year 1995-96 reduced by ten percent (10%) or the amount due for fiscal year 1994-95. Future increases in annual ad valorem property taxes which can be collected from each property subject to taxation are limited to three percent (3%) unless certain exceptions apply. Ballot Measure 47 also contains provisions limiting local governments' ability to shift activities previously funded in whole or in part from ad valorem property tax revenues to a user fee or other form of non-ad valorem property tax basis. One of the exceptions is for taxes levied to pay bonded indebtedness which has been approved by the voters in accordance with certain specific and new guidelines contained in Ballot Measure 47.

         By its terms, Ballot Measure 47 does not affect the revenues of governmental units which do not rely upon the collection of ad valorem property taxes, such as the State, or governmental operations which are supported solely from user fees and charges, such as many municipal utilities. However, its revenue reducing provisions are expected to create new financial burdens on the State revenue resources as well as on the revenue resources of units of government which levy and collect ad valorem property taxes. Such burdens are expected to arise, at least in part, from the potential need for the State to assist units of local government adversely affected by the implementation of Ballot Measure 47. Although the actual impact of Ballot Measure 47 on a particular unit of local government cannot presently be determined because the methodology for applying its provisions to individual properties has not yet been established, it is anticipated that the general fund operations of many local government units will be materially adversely affected by its revenue reduction and revenue growth limiting provisions.

         The Initiative Process. The Oregon Constitution reserves to the people of the State initiative and referendum power pursuant to which measures designed to amend the State Constitution or enact legislation, can be placed on the statewide general election ballot for consideration by the voters. "Referendum" generally means measures referred to the electors by a legislative body such as the State Legislative Assembly or the governing body of a city, county or other political subdivision, while "initiative" generally means a measure placed before the voters as a result of a petition circulated by one or more private citizens.

         Any person may file a proposed initiative with the Oregon Secretary of State's office. The Oregon Attorney General is required by law to draft a proposed ballot title for the initiative, and interested parties may submit comments on the legal sufficiency of the proposed ballot title and on whether the proposed initiative complies with a "one subject only" rule for initiative measures. After considering any public comments, the Attorney General must either certify or revise the draft ballot title. In general, any elector who timely submitted written comments on the draft ballot title may petition the Oregon Supreme Court seeking a revision of the certified ballot title.

         To have an initiative placed on a general election ballot, the proponents of the proposed initiative must submit to the Secretary of State initiative petitions signed by a number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor in the most recent gubernatorial election. The initiative petition must be filed with the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted. State law permits persons circulating initiative petition to pay money to persons obtaining signatures for the petition.

         Over the past decade Oregon has witnessed increasing activity in the number of initiative petitions that have qualified for the statewide general election. As of December 1, 1996, no initiatives had qualified to be placed on the November 1998 general election ballot. In recent years, a number of initiatives involving the fiscal operations of the State were proposed and placed on the ballot. Several of these initiatives have been approved by the voters and have had or will have a significant impact on the fiscal operations of the State and local governments. See "Recent Developments Affecting Government Revenues - Ballot Measure 5 and Measure 47." Other initiatives, had they been approved by the voters, also may have had significant impacts on the fiscal operations of the State.

         It is difficult to predict with certainty either the likelihood of a proposed initiative measure obtaining the required number of valid initiative petition signatures or the likelihood of an initiative that has acquired the necessary number of valid signatures being approved by the voters. There can be no assurance that additional initiatives that will have a material adverse impact on the financial condition of the State or units of local government or the State's or units of local government's ability to collect the revenues required to repay their general obligation bonds, revenue bonds or other obligations will not be proposed, placed on the ballot, or be approved by the voters.

         Judicial challenges seeking interpretations and clarifications of the scope and application of Ballot Measure 5 continue to be filed. It is anticipated that the passage of Measure 47 will also require substantial judicial interpretation of its meaning and application. If it is judicially determined that certain statutes adopted by the Oregon legislature to implement Ballot Measure 5 or statutes expected to be adopted relating to Measure 47 do not adequately implement the restrictions contained in that measure, local governments may have to seek new funding sources for certain items which have been traditionally financed in part through the issuance of voter approved ad valorem tax supported indebtedness.

         The Oregon Bond Market. There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Tax-Free Fund were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Oregon Tax-Free Fund's portfolio.


                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the prospectus entitled "The Funds and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock,

Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                             Principal Occupations
Name, Age and Address                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 74                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.
Thomas S. Goho, 54                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy; Associate
                                                                             Professor of Finance
                                                                             of the School
                                                                             of Business and
                                                                             Accounting at
                                                                             Wake Forest University
                                                                             since 1983.



Joseph N. Hankin, 55                          Director                       President, Westchester
75 Grasslands Road                                                           Community College since
Valhalla, N.Y. 10595                                                         1971; President of Hartford
(appointed as of September 6, 1996)                                          Junior College from 1967 to
                                                                             1971; Adjunct Professor of
                                                                             Columbia University
                                                                             Teachers College since
                                                                             1976.

*W. Rodney Hughes, 70                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of  Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 40                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.

                               COMPENSATION TABLE

                                 Year Ended                            Period Ended
                                 ----------                            -------------
                              December 31, 1995                      September 30, 1996
                              ------------------                      ------------------
                                                                                         Total
                           Aggregate            Total             Aggregate       Compensation from
                         Compensation        Compensation        Compensation         Registrant
                             from           from Registrant          from                and
Name and Position         Registrant        and Fund Complex      Registrant          Fund Complex
-----------------        ------------      ------------------    ------------      -----------------
 Jack S. Euphrat            $10,188             $39,750             $9,750              $29,250
    Director

 *R. Greg Feltus             $-0-               $-0-                 $-0-                $-0-
    Director

  Thomas S. Goho            $10,188             $39,750             $9,750              $29,250
    Director

 Joseph N. Hankin             N/A                N/A                 $-0-                $-0-
     Director

  *Zoe Ann Hines             $-0-               $-0-                 $-0-                $-0-
    Director
 (resigned as of
September 6, 1996)

*W. Rodney Hughes            $9,438             $37,000             $8,250              $24,750
     Director

 Robert M. Joses             $9,938             $39,000             $9,750              $29,250
     Director

 *J. Tucker Morse            $8,313             $33,250             $8,250              $24,750
     Director


         Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

         As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


         INVESTMENT ADVISER. The Funds are advised by Wells Fargo Bank pursuant to an advisory contract for each Fund under which Wells Fargo Bank has agreed to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. On behalf of each Fund, the Company's Board of Directors approved the advisory contracts with Wells Fargo Bank on April 25, 1996, for an initial two-year period. Pursuant to the advisory contracts, Wells Fargo Bank also has agreed to furnish to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

         Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest-rate and security market trends, portfolio composition, credit conditions and, average maturities of each Fund. As compensation for its advisory services, Well Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below, of the average daily value of each Fund's net assets during the preceding month.

                                                                 Annual Rate
  Fund Name                                              (as percentage of net assets)
  ---------                                              -----------------------------
 o  Arizona Tax-Free                                                 0.50%
 o  Balanced                                                         0.60%
 o  Equity Value                                                     0.50%
 o  Intermediate Bond                                                0.50%
 o  National Tax-Free                                                0.50%
 o  Oregon Tax-Free                                                  0.50%
 o  Prime Money Market Mutual                                        0.25%
 o  Treasury Money Market Mutual                                     0.25%

         The advisory contracts continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or (ii) by the Company's Board of Directors and by a majority of the Directors of the Company who are not parties to the advisory contracts or "interested persons" (as defined in the

1940 Act) of any such party. The advisory contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

      Prior to the Reorganization on September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor, First Interstate Capital Management, Inc. ("FICM") served as adviser to the predecessor portfolios of Pacifica. As of the date of the Reorganization, Wells Fargo Bank became the adviser to the New Funds. For the fiscal year ended September 30, 1996 the Funds paid the advisory fees indicated below and the indicated amounts were waived. These amounts include advisory fees paid by the predecessor portfolios to FICM/WFIM prior to September 6, 1996.
                            Investment Advisory Fees


                                              Fiscal Year Ended September 30, 1996
                                              ------------------------------------
          Fund                                   Fees Paid            Fees Waived
          -----                                  ---------            -----------
 o  Arizona Tax-Free                            $    22,457           $   98,300
 o  Balanced                                    $   750,323           $    4,608
 o  Equity Value                                $ 1,378,145           $      -0-
 o  Intermediate Bond                           $   227,965           $   39,513
 o  National Tax-Free                           $      - 0-           $   67,463
 o  Oregon Tax-Free                             $   173,249           $   57,377
 o  Prime Money Market Mutual                   $ 1,845,269           $1,553,968
 o  Treasury Money Market Mutual                $ 2,442,922           $2,073,426

         Prior to October 1, 1995, First Interstate Bank of Oregon, N.A. and First Interstate Bank of Washington, N.A. served as co-advisers to the predecessor portfolios of the National Tax-Free Fund; First Interstate Bank of Oregon, N.A. served as adviser to the predecessors of the Intermediate Bond Fund and Oregon Tax-Free Fund; and First Interstate Bank of Arizona, N.A. served as adviser to the predecessor of the Arizona Tax-Free Fund. For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for these Funds were entitled to receive advisory fees from the Funds at the same annual rates as those that were in effect for WFIM. For these periods, the prior advisers was entitled to receive the following amounts in advisory fees:
                            Investment Advisory Fees

                                         Period Ended           Period Ended      Period Ended
Fund                                   Sept. 30, 1995*          May 31, 1995       May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                           $41,159                $124,904           $128,905
Intermediate Bond                          $94,698                $275,948           $318,000
National Tax-Free                          $24,173                $ 67,845           $ 57,059
Oregon Tax-Free                            $84,999                $256,430           $269,574

*        The Funds changed their fiscal year from May 31 to September 30.

         For the periods ended September 30, 1995, May 31, 1995 and May 31, 1994, the prior advisers for the predecessors of the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds waived advisory fees and reimbursed expenses in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                         Period Ended
                                        September 30,           Period Ended      Period Ended
Fund                                        1995*               May 31, 1995       May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                           $66,373                $166,803           $172,383
Intermediate Bond                          $     0                $      0           $      0
National Tax-Free                          $68,667                $145,244           $141,590
Oregon Tax-Free                            $43,995                $ 84,770           $104,948


*        The Funds changed their fiscal year from May 31 to September 30.


         Prior to March 18, 1994, the adviser for the Balanced, Equity Value and Government Money Market Mutual Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc.

         During the fiscal years ended September 30, 1995 and 1994, the adviser (and prior adviser, as the case may be) was entitled to receive advisory fees from the Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal years, the adviser (and prior adviser, as the case may be) was entitled to receive the following amounts in advisory fees:

                            Investment Advisory Fees

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                   $579,850               $683,626
Equity Value                               $992,870               $953,400

         During the fiscal years ended September 30, 1995 and 1994, the adviser (or prior adviser, as the case may be) waived advisory fees and reimbursed expenses for the Balanced and Equity Value Funds in the following amounts:

                        Investment Advisory Fees Waived
                       and Expenses Reimbursed by Adviser

                                          Year Ended             Year Ended
               Fund                     Sept. 30, 1995         Sept. 30, 1994
-----------------------------------------------------------------------------
Balanced                                      $0                     $0
Equity Value                                  $0                     $0

         During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the advisory fees paid to the adviser by the predecessor portfolios of the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows:

                         Investment Advisory Fees Paid*

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       March 31, 1994
--------------------------------------------------------------------------------------------
Prime Money Market Mutual            $  693,315             $330,715            $737,811
Treasury Money Market Mutual         $1,160,424             $454,029            $900,919

      *These amounts reflect voluntary fee waivers and expense reimbursements by the adviser. Prior to October 1, 1994, all of these fees were, in turn, paid by the adviser to its affiliates which served as sub-investment advisors during the periods indicated.


         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. The Administration Agreement between Wells Fargo Bank and each Fund, and the Co-Administration Agreements among Wells Fargo, Stephens and each Fund, state that Wells Fargo and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Funds together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02% respectively, of the average daily net assets of each Fund.

         Prior to September 6, 1996, the administrator of the Pacifica predecessor portfolios (Furman Selz LLC) provided management and administrative services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, the former administrator was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors of all such Funds except the Prime Money Market Mutual and Treasury Money Market Mutual Funds (which were administered until April 22, and April 15, 1996, respectively, by the Dreyfus Corporation), at the annual rate of 0.10% of each such Fund's average daily net assets. The tables reflect the net amounts paid (after waivers) for administrative services by the Funds to Stephens who, as sole administrator to the Funds for the period begun September 6, 1996 and ended September 30, 1996, was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of
each Fund's average daily net assets.   The tables also reflect the net
administration fees paid to the respective former administrators of the predecessor portfolios during the period begun October 1, 1995 and ended September 5, 1996.

                              Administration Fees

                                                                              Year Ended
                          Fund                                             September 30, 1996
                          -----                                            ------------------
 o     Arizona Tax-Free                                                       $    24,636
 o     Balanced                                                               $   130,709
 o     Equity Value                                                           $   240,273
 o     Intermediate Bond                                                      $    55,482
 o     National Tax-Free                                                      $    14,138
 o     Oregon Tax-Free                                                        $    49,627
 o     Prime Money Market Mutual                                              $ 1,230,872
 o     Treasury Money Market Mutual                                           $ 1,745,759


         Prior to October 1, 1995, ALPS Mutual Funds Service, Inc. ("ALPS") served as the administrator for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds. For its administration services, ALPS was entitled to receive the following amounts for the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994:

                              Administration Fees

                                         Period Ended            Year Ended              Year Ended
FUND                                   Sept. 30, 1995*          May 31, 1995            May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                            $4,116                 $12,490                $12,890
Intermediate Bond                           $9,470                 $27,595                $31,800
National Tax-Free                           $2,417                 $ 6,785                $ 5,706

Oregon Tax-Free                             $8,500                 $25,643               $26,957

*        The Funds changed their fiscal year from May 31 to September 30.

         For the fiscal periods ended September 30, 1995, May 31, 1995 and May 31, 1994, ALPS waived administration fees for the Arizona Tax-Free, Intermediate Bond, National Tax-Free and Oregon Tax-Free Funds in the following amounts:

                           Administration Fees Waived

                                         Period Ended            Year Ended              Year Ended
FUND                                   Sept. 30, 1995*          May 31, 1995            May 31, 1994
------------------------------------------------------------------------------------------------------
Arizona Tax-Free                              $0                        $0                    $0
Intermediate Bond                             $0                        $0                    $0
National Tax-Free                             $0                    $2,018                $4,210
Oregon Tax-Free                               $0                        $0                    $0

*        The Funds changed their fiscal year from May 31 to September 30.

         During the fiscal years ended September 30, 1995 and 1994, Furman Selz was entitled to receive administration services fees from the Balanced and Equity Value Funds in the following amounts:

                              Administration Fees

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $193,283                 $227,896
Equity Value                                 $330,957                 $317,992

         For the fiscal years ended September 30, 1995 and 1994, Furman Selz waived administration fees for the Balanced and Equity Value Funds in the following amounts:

                           Administration Fees Waived

                                            Year Ended             Year Ended
FUND                                     Sept. 30, 1995          Sept. 30, 1994
-------------------------------------------------------------------------------
Balanced                                     $19,328                   $22,808
Equity Value                                 $33,096                   $31,972


During the fiscal year ended September 30, 1995, the six-month period ended September 30, 1994 and the fiscal year ended March 31, 1994, the administration fees paid to the Dreyfus

Corporation by the Prime Money Market Mutual Fund and the Treasury Money Market Mutual Fund were as follows: Administration Fees Paid

                                     Year Ended           Period Ended          Year Ended
               FUND                 Sept. 30, 1995       Sept. 30, 1994       Mar. 31, 1994
-------------------------------------------------------------------------------------------
Prime Money Market Mutual               $577,763            $275,596            $614,901
Treasury Money Market Mutual            $921,886            $347,499            $690,137

      SPONSOR AND DISTRIBUTOR. As discussed in each Fund's prospectus under the heading "Management and Servicing Fees," Stephens serves as each Fund's sponsor and distributor.

      SHAREHOLDER SERVICING AGENT. As discussed in each Fund's prospectus under the heading "Shareholder Servicing Agent," the Funds approved Servicing Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank. For providing these services, a Servicing Agent is entitled to a fee from the applicable Fund, not to exceed 0.25%, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plans and related shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.
(NASD).

         For the period begun October 1, 1995 and ended September 5, 1996, and under a similar service agreement, payments were made to First Interstate Bancorp for the following funds, except, and under similar service agreements with certain institutions, including affiliates of FICM, payments were made to various institutions for the Prime Money Market Mutual Fund and Treasury Money Market Mutual Fund, as indicated below. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees were paid to Wells Fargo Bank or its affiliates as indicated below:

           Shareholder Servicing Fees - Institutional Class Shares(1)

                                                                         Fiscal Year Ended
                         Fund                                            September 30, 1996
                         -----                                           ------------------
 o     Arizona Tax-Free                                                          -0-
 o     Balanced                                                              $    11,728
 o     Equity Value                                                          $    31,181
 o     Intermediate Bond                                                         -0-
 o     National Tax-Free                                                         -0-
 o     Oregon Tax-Free                                                       $     1,295
 o     Prime Money Market Mutual                                                 -0-
 o     Treasury Money Market Mutual                                              -0-

--------------------
(1)   After waivers and reimbursements.

         CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT.   Wells Fargo
Bank has been retained to act as custodian and transfer and dividend disbursing agent for the Funds, pursuant to a Custody Agreement and an Agency Agreement with the Company on behalf of the Funds. The custodian, among other things, maintains a custody account or accounts in the name of a Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges. Wells Fargo Bank also will provide portfolio accounting services under the Custody Agreement as follows: a monthly base fee of $2,000 plus a net asset fee at the annual rate of 0.070% of the first $50,000,000 of a Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.


         For its services as transfer and dividend disbursing agent for the Institutional Class shares of the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the average daily net assets of the Institutional Class shares of the Non-Money Market Funds, and 0.02% of the average daily net assets of the Institutional Class shares of the Money Market Funds.



        Under the prior transfer agency agreement for the Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each class of the Non-Money Market Funds and 0.02% of the average daily net assets of the Institutional Class shares of the Money Market Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as transfer agent for the predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.


         FICAL, located at 707 Wilshire Blvd., Los Angeles, California 90017, acted as custodian of the predecessor portfolios of Pacifica, but played no role in making decisions as to the purchase or sale of portfolio securities for the predecessor portfolios. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

         For the fiscal year ended September 30, 1996, the Funds paid custody fees as indicated below. For the period prior to September 6, 1996, these amounts include fees paid by the Funds to FICAL.

                                Custody Fees(1)

                                                                  Fiscal Year Ended
                 Fund                                            September 30, 1996
                 -----                                           ------------------
 o     Arizona Tax-Free                                                  -0-
 o     Balanced                                                          -0-
 o     Equity Value                                                    $ 40,035
 o     Intermediate Bond                                                 -0-
 o     National Tax-Free                                                 -0-
 o     Oregon Tax-Free                                                   -0-
 o     Prime Money Market Mutual                                       $ 73,023
 o     Treasury Money Market Mutual                                    $252,183

---------------

(1)   After waivers and reimbursements.

         UNDERWRITING COMMISSIONS. The Institutional Class of each Fund does not charge any front-end sales loads or contingent deferred sales charges in connection with the purchase and redemption of its shares, and therefore pays no underwriting commissions to the Distributor.


                                SERVICING PLANS

         As indicated in each Fund's prospectus, the Company's Board of Directors, on behalf of each Fund (except for the Prime and Treasury Money Market Mutual Funds), adopted a Servicing Plan ("Servicing Plan") and related forms of Shareholder Servicing Agreements on April 25, 1996, with respect to each class of the Funds' shares. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of each Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

         Under the Servicing Plan and pursuant to the shareholder servicing agreements for the Institutional Class shares, each Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Institutional Class shares attributable to the servicing agent's customers.
The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

         Each Servicing Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of servicing agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non-Interested Directors. Servicing agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

         Each Servicing Plan requires that the administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

                            PERFORMANCE CALCULATIONS

         The following information supplements and should be read in conjunction with the sections in each prospectus entitled "Determination of Net Asset Value" and "Performance Data."

         TOTAL RETURN: The Funds may advertise certain total return information computed in the manner described in the prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in each prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

         The total return information presented below and advertised by the New Funds for the period prior to September 6, 1996, the date the Funds commenced operations, is based upon the prior performance of the predecessor Funds. The performance information is adjusted to reflect The current level of operating expenses of the Institutional Class Shares of the Funds.

                     Average Annual Total Return - For The Applicable Period Ended September 30, 1996
                     --------------------------------------------------------------------------------
                         Institutional Class Shares(1)            Inception(2)    Five Year       Three Year         One Year
                         --------------------------              --------- -     ----------      -----------        ---------
                Arizona Tax-Free                                   6.26%              N/A           3.88%            3.74%

                Balanced                                          10.63%            10.38%          7.83%           10.80%

                Equity Value                                      12.76%            14.48%         12.82%           14.58%

                Intermediate Bond                                  8.19%             6.64%          4.25%            4.19%

                National Tax-Free                                  5.01%              N/A           3.73%            4.04%

                Oregon Tax-Free                                    7.09%             6.63%          3.60%            5.13%

                Prime Money Market Mutual                          5.31%              N/A            N/A             5.39%

                Treasury Money Market Mutual                       5.30%              N/A            N/A             5.26%

--------------------

(1) For periods prior to September 6, 1996, performance for each of the Funds reflects the performance of the predecessor portfolio's Institutional Class. Institutional Class shares have no sales charges.

(2) Each predecessor portfolio's Institutional Class shares commenced operations as follows: Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Prime Money Market Mutual and Treasury Money Market Mutual - August 11, 1995.

         CUMULATIVE TOTAL RETURN: Each Fund may advertise cumulative total return. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


  Cumulative Total Return - For the Applicable Period Ended September 30, 1996

        Institutional Class Shares(1)                Inception(2)            Five Year             Three Year
        -----------------------------                ------------            ---------             ----------
        Arizona Tax-Free                                32.09%                  N/A                  12.10%

        Balanced                                        87.97%                 63.82%                25.38%

        Equity Value                                   111.86%                 96.66%                43.59%

        Intermediate Bond                               92.64%                 37.94%                13.31%

        National Tax-Free                               19.62%                  N/A                  11.61%

        Oregon Tax-Free                                 76.95%                 36.11%                11.18%

        Prime Money Market Mutual                        6.23%                   N/A                   N/A

        Treasury Money Market Mutual                     6.07%                   N/A                   N/A

--------------------

(1) For periods prior to September 6, 1996, performance for each of the Funds reflects the performance of the predecessor portfolio's Institutional Class. Institutional Class shares have no sales charges.

(2) Each predecessor portfolio's Institutional Class shares commenced operations as follows: Arizona Tax-Free - March 2, 1992; National Tax-Free - January 15, 1993; Intermediate Bond and Oregon Tax-Free - June 1, 1988; Equity Value and Balanced - July 2, 1990; Prime Money Market Mutual and Treasury Money Market Mutual - August 11, 1995.


         YIELD CALCULATIONS: The Funds may, from time to time, include their yields, tax-equivalent yields (if applicable) and average annual total returns in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Intermediate Bond Fund and the Tax-Free Funds is based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                               (6)
                           YIELD - 2[(a - b + 1)  -1]
                                      -----
                                       cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. Quotations of tax-equivalent yield for a Tax-Free Fund are calculated according to the following formula:

                      TAX EQUIVALENT YIELD = (  E  ) +  t
                                              -----
                                               1 - p
                             E = Tax-exempt yield
                             p = stated income tax rate
                             t = taxable yield

         EFFECTIVE YIELD: Current yields for the Money Market Funds are based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return +1)365/7]-1.


Institutional Class Yield For The Applicable Period Ended September 30, 1996(1)

                                                                        Thirty-Day Tax-                          Seven-Day
                           Fund                    Thirty-Day Yield    Equivalent Yield2   Seven-Day Yield    Effective Yield
                           ----                   -----------------    -----------------   ---------------    ----------------
                Intermediate Bond                      6.15%                N/A               5.83%               N/A

                Arizona Tax-Free Fund                  4.88%               8.56%              4.92%               N/A

                Oregon Tax-Free Fund                   4.77%               8.68%              5.14%               N/A

                National Tax-Free Fund                 4.82%                N/A               4.54%               N/A

 Prime Money Market Mutual                                     5.33%               8.82%              5.29%              5.43%

 Treasury Money Market Mutual                                  5.09%               8.43%              5.10%              5.23%

---------------

(1) These figures reflect any reimbursed expenses throughout the period. The yield of the predecessor portfolios' Institutional Class shares through September 5, 1996 is also reflected.

(2) Based on a combined federal and state income tax rate of 45.94% and 42.98% for the Oregon Tax-Free Fund and the Arizona Tax-Free Fund, respectively, and a federal income tax rate of 28.00% for the Money Market Funds.

         Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Company may quote performance or price-earning ratios in advertising and other types of literature as compared with the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices.

         The performance of a Fund or a class of shares also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

         In addition, the Company also may use, in advertisements and other types of literature, information and statements showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or a class of shares or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or a class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or a class or current or potential value with respect to the particular industry or sector.

         The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Company may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments.

         From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

         The Company also may disclose in sales literature, the distribution rate on the shares of a Fund or a class of shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


         The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers". This survey ranks money managers in several asset categories.


         The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1996, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

         The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the prospectus section under "Purchase of Shares." Net asset value per share for a Fund or a class of shares of a non-money market Fund is determined by the Funds' Custodian on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 1:00 p.m. Pacific time.

         Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of a Fund other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

         Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Fund's shares.

         Net asset value per share for a Fund or a class of shares of a Money Market Fund is determined as of 12:00 noon and 1:00 p.m. Pacific time on each Business Day as described in the prospectus.

         The Money Market Funds' instruments are valued on the basis of amortized cost. This technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Money Market Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its instruments. Thus, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in a Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         The valuation of each Money Market Funds' instruments, based upon their amortized cost and the concomitant maintenance by each Fund of a net asset value of $1.00, is permitted in accordance with Rule 2a-7 under the Act, pursuant to which a Money Market Fund must adhere to certain conditions. Each Money Market Fund must maintain a dollar- weighted average maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (thirteen months) or less, and invest only in securities that are determined to present minimal credit risks pursuant to guidelines adopted by the Directors or the adviser under guidelines approved by the Directors. Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

         The Company's Board of Directors has established valuation procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price per share as computed for the purpose of sales and redemptions. Such procedures include the determination, at such intervals as the Directors deem appropriate, of the extent to which each such Fund's NAV as calculated by using available market quotations deviates from $1.00 per share, such deviation may result in material dilution or other unfair results to existing shareholders or investors. In the event the Directors determine that such a material deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind or without monetary or other consideration; or establishing a net asset value per share by using available market quotations. It is the intention of the Money Market Funds to maintain a per share net asset value of $1.00, but there can be no assurance that each Fund will do so.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Institutional Class shares of the Non-Money Market Funds may be purchased on any day the Funds are open. The Funds are open for business each day the New York Stock Exchange

("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Institutional Class shares of the Money Market Funds may be purchased on any day the Funds are open for business, provided Wells Fargo Bank also is open for business (for Money Market Funds, a "Business Day"). Currently, Wells Fargo Bank is closed on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (for Money Market Funds, each, a "Holiday"). When any Holiday falls on a weekend, the Funds are typically closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the

Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest spread or commission available.

         Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.

         Except in the case of equity securities purchased by the Balanced and Equity Value Funds, purchases and sales of securities usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, ARMs and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

         The Arizona, National and Oregon Tax-Free Funds may purchase municipal obligations from underwriting syndicates of which Stephens, Wells Fargo Bank or their affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

         For the Balanced and Equity Value Funds, purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No Fund will deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the SEC or unless an exemption is otherwise available.

         In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Balanced and Equity Value Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to a Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies;

performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank receives such services.

         Brokerage Commissions. During the fiscal periods ended September 30, 1996, September 30, 1995, May 31, 1995 and May 31, 1994, the predecessor portfolios of the Intermediate Bond Fund and the Arizona, National and Oregon Tax-Free Funds did not pay any brokerage commissions, because all of their portfolio transactions occurred in the over-the- counter market.

         Subject to the general supervision and approval of the Board of Directors, the adviser makes decisions with respect to and places orders for all purchases and sales of securities for the Prime and Treasury Money Market Mutual Funds. Securities are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions.

         During the fiscal years ended September 30, 1996, 1995 and 1994, the predecessor portfolios of the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:

                           Brokerage Commissions Paid

                                           Year Ended             Year Ended          Year Ended
FUND                                    Sept. 30, 1996(1)       Sept. 30, 1995       Sept. 30, 1994
------------------------------------------------------ -------------------------------------------
Equity Value Fund                          $575,504               $619,124             $247,218

Balanced Fund                              $254,191               $197,751             $104,835


-------------------------

(1) For the period begun September 6, and ended September 30, 1996, such commissions were paid by the Funds, not their predecessor portfolios.

         During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

         Securities of Regular Broker/Dealers. The Funds may from time to time purchase securities issued by their regular broker/dealers. As of September 30, 1996, the Funds owned securities of their "regular brokers or dealers" or their parents as defined in the Act, as follows:

                     Fund                                    Amount            Regular Broker/Dealer
                     ----                                   --------           ---------------------
 o     Arizona Tax-Free                                    $        -0-                   N/A
 o     Balanced                                            $    720,000        Goldman Sachs & Co.
 o     Equity Value                                        $  5,800,000        Goldman Sachs & Co.
 o     Intermediate Bond                                   $    984,000        Goldman Sachs & Co.
 o     National Tax-Free                                   $        -0-                   N/A
 o     Oregon Tax-Free                                     $        -0-                   N/A
 o     Prime Money Market Mutual                           $166,369,000        Goldman Sachs & Co.
 o     Treasury Money Market Mutual                        $225,975,000        Goldman Sachs & Co.
 o     Treasury Money Market Mutual                        $230,000,000        HSBC Securities
 o     Treasury Money Market Mutual                        $225,000,000        JP Morgan Securities
 o     Treasury Money Market Mutual                        $230,000,000        Morgan Stanley

          Furman Selz, the administrator to the predecessor portfolios, did not report in their N-SAR for the fiscal year ended September 30, 1995, that any of the Funds held securities of their regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities-related activities.

         Portfolio Turnover Rate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


                                 FUND EXPENSES

         Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                                     TAXES

         In General. The following information supplements and should be read in conjunction with Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Funds describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

         The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Income and dividends received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, each Fund does not expect to be eligible to make such an election.

         Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

         Federal Income Tax Rates. As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

         Other Distributions. With respect to the Money Market Funds, although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year a Money Market Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Money Market Fund's net income, on an annual basis, will equal the dividends declared during the year.

         Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

         If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to- market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

         Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

         Special Tax Considerations for the Tax-Free Funds. The Tax-Free Funds intend that at least 50% of the value of their total assets at the close of each quarter of their taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by a Tax Free Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, a Tax-Free Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT.

Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that a Tax-Free Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

         Shares of a Tax-Free Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Funds and Management."

                     The Funds are eight of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of seventeen other funds.

         Each Fund offers three classes of shares. Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

         With respect to matters that affect one class of a Fund's shares but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote are voted separately by series unless otherwise required by the Act, in which case all shares are voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and are voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

         Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shares have no preemptive rights or subscription. All shares, when issued for the consideration described in the prospectus, are fully paid and non-assessable by the Company.

         Set forth below the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole.

                       5% OWNERSHIP AS OF JANUARY 2, 1997


                                          NAME AND              CLASS; TYPE         PERCENTAGE      PERCENTAGE
                       FUND                ADDRESS              OF OWNERSHIP         OF CLASS         OF FUND
                       ----                -------              ------------         --------         -------
                 ARIZONA TAX-       Virg. & Co.             Institutional Class       98.28%          69.70%
                   FREE FUND        Attn: MF Dept A88-4     [Record Holder]
                                    P.O. Box 9800
                                    Calabasas, CA  91372



                 BALANCED FUND      Hep & Co.               Institutional Class       44.65%          29.30%
                                    Attn: MF Dept. A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    Dim & Co.               Institutional Class       6.40%             N/A
                                    Attn: MF Dept. A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    First Interstate Bank   Institutional Class       39.14%          25.70%
                                    (Trustee)               Record Holder
                                    ChoiceMaster
                                    Attn: Mutual Funds
                                    A88-4
                                    P.O. Box 9800
                                    Calabasas, CA 91372


                 EQUITY VALUE       Virg. & Co.             Institutional Class       7.54%            6.90%
                   FUND             Attn: MF Dept A88-4     Record Holder
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.               Institutional Class       26.49%          24.10%
                                    Attn:  MF Dept A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    Dim & Co.               Institutional Class       42.48%          38.70%
                                    Attn:  MF Dept A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372

                                    First Interstate Bank   Institutional             17.91%          16.30%
                                    (Trustee)               Class
                                    ChoiceMaster            Record Holder
                                    Attn:  Mutual Funds
                                    A88-4
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                 INTERMEDIATE       Virg. & Co.             Institutional             41.09%          39.00%
                 BOND FUND          Attn: MF Dept A88-4     Class Record Holder

                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.                                         56.43%          53.50%
                                    Attn:  MF Dept A88-4    Institutional
                                    P.O. Box 9800           Class
                                    MAC 9139-027            Record Holder
                                    Calabasas, CA  91372


                 NATIONAL TAX-      Virg. & Co.             Institutional Class       65.08%          40.00%
                   FREE FUND        Attn: MF Dept A88-4     Record Holder
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.               Institutional Class       34.92%          21.50%
                                    Attn:  MF Dept A88-4    Benefically Owned
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372


                 OREGON TAX         Dim & Co.               Institutional Class       6.50%             N/A
                  -FREE FUND        Attn:  MF Dept. A88-4   Benefically Owned
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Virg. & Co.             Institutional Class       72.30%          14.10%
                                    Attn: MF Dept A88-4     Benefically Owned
                                    P.O. Box 9800
                                    Calabasas, CA  91372

                                    Hep & Co.               Institutional Class       21.20%            N/A
                                    Attn:  MF Dept A88-4    Record Holder
                                    P.O. Box 9800
                                    MAC 9139-027
                                    Calabasas, CA  91372


                 PRIME              Virg. & Co.             Institutional Class       81.84%          25.90%
                 MONEY MARKET       Attn:  MF Dept A88-4    Record Holder
                   MUTUAL FUND      P.O. Box 9800
                                    Calabasas, CA  91372


                 TREASURY           The Peterson Liv Tr     Institutional Class       21.37%           6.50%
                 MONEY MARKET       640 Wilshire Blvd.,     Record Holder
                  MUTUAL FUND       12th Fl.
                                    Los Angeles, CA
                                    90048                   Institutional Class       10.19%            N/A
                                                            Record Holder
                                    First Interstate Bank
                                    of Oregon, N.A.
                                    Attn:  Investment
                                    Sweep
                                    1300 S.W. Fifth         Institutional Class       62.40%          19.00%
                                    Avenue                  Record Holder
                                    Portland, OR  97201-
                                    5688

                                    Virg. & Co.
                                    Attn:  MF Dept. A88-4
                                    P.O. Box 9800
                                    Calabasas, CA  91372-
                                    0800


         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a fund is presumed to "control" such fund. Accordingly, to the extent that a shareholder identified in the foregoing table is defined as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more that 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                               OTHER INFORMATION

         This Registration Statement, including the prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a prospectus or the SAI as to the contents of any contract or other document referred to herein or in the prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

         The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended September 30, 1996 are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on December 9, 1996. The Company's Annual Reports may be obtained by calling 1-800-222-8222. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

         Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers:
1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

         S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Municipal Notes

         Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

         S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Corporate and Municipal Commercial Paper

         Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

         S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."





                                     A-2